THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

The Hartford Asset Allocation Funds

The Hartford Equity Growth Allocation Fund
The Hartford Growth Allocation Fund
The Hartford Balanced Allocation Fund
The Hartford Conservative Allocation Fund
The Hartford Income Allocation Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Equity Growth Allocation Fund	8
The Hartford Growth Allocation Fund	14
The Hartford Balanced Allocation Fund	22
The Hartford Conservative Allocation Fund	30
The Hartford Income Allocation Fund	37
Investment Strategies and Risks	44
The Investment Manager and Sub-Advisers	52
Classes of Shares	54
Distribution Arrangements	61
How To Buy And Sell Shares	66
Fund Distributions and Tax Matters	82
Financial Highlights	85
Fees Paid Indirectly	89
Fund Code, CUSIP Number and Symbol	90
For More Information	91

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INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

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THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

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Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

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The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

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THE HARTFORD EQUITY GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds - the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund’s investment objective and on internally generated research.
•	Under normal market conditions, allocating the fund’s investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.
•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Global and International Equity Funds
The Hartford Capital Appreciation Fund	The Hartford Global Growth Fund
The Hartford Capital Appreciation II Fund	The Hartford International Opportunities Fund
The Hartford Disciplined Equity Fund	The Hartford International Small Company Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund	ETFs
The Hartford Fundamental Growth Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Growth Fund	SPDR DJ Wilshire REIT ETF
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

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Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

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Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return

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after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO. Hartford Investment Management became the fund’s sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund’s adviser.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was

-23.12% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 05/28/04)
Class A Return Before Taxes	-44.23%	-3.03%
Class A Return After Taxes on Distributions	-44.52%	-3.89%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-28.65%	-2.66%
Class B Return Before Taxes	-44.29%	-2.85%
Class C Return Before Taxes	-42.00%	-2.50%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.70%(1)

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Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.29%	0.37%	0.28%
Acquired Fund fees and expenses	0.86%	0.86%	0.86%
Total annual operating expenses	1.55%	2.38%	2.29%
Less: Contractual expense reimbursement (3)	None	0.03%	None
Net annual operating expenses(3)	1.55%	2.35%	2.29%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and

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expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 699	$ 738	$ 332
Year 3	$ 1,013	$ 1,040	$ 715
Year 5	$ 1,348	$ 1,468	$ 1,225
Year 10	$ 2,294	$ 2,508	$ 2,626

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 699	$ 238	$ 232
Year 3	$ 1,013	$ 740	$ 715
Year 5	$ 1,348	$ 1,268	$ 1,225
Year 10	$ 2,294	$ 2,508	$ 2,626

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Equity Growth Allocation Fund paid HIFSCO an effective management fee equal to 0.15% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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THE HARTFORD GROWTH ALLOCATION FUND

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds based on the fund’s investment objective and on internally generated research.
•

Under normal market conditions, adjusting the fund’s investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management.

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As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Global and International Equity Funds
The Hartford Capital Appreciation Fund	The Hartford Global Growth Fund
The Hartford Capital Appreciation II Fund	The Hartford International Opportunities Fund
The Hartford Disciplined Equity Fund	The Hartford International Small Company Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund	Fixed Income and Money Market Funds
The Hartford Fundamental Growth Fund	The Hartford Inflation Plus Fund
The Hartford Growth Fund	The Hartford Short Duration Fund
The Hartford Growth Opportunities Fund	The Hartford Total Return Bond Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund	ETFs
The Hartford Select MidCap Value Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Select SmallCap Value Fund	SPDR DJ Wilshire REIT ETF
The Hartford Small Company Fund
The Hartford Value Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

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Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have

16

limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods

17

presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO. Hartford Investment Management became the fund’s sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund’s adviser.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was

-18.47% (4th quarter, 2008)

18

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND (SINCE 05/28/04)
Class A Return Before Taxes	-38.25%	-1.94%
Class A Return After Taxes on Distributions	-38.96%	-2.96%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-24.60%	-1.88%
Class B Return Before Taxes	-38.30%	-1.78%
Class C Return Before Taxes	-35.69%	-1.38%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.70%(1)
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.18%(1)

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.13%	0.13%	0.13%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.21%	0.28%	0.21%
Acquired Fund fees and expenses	0.80%	0.80%	0.80%
Total annual operating expenses(3)	1.39%	2.21%	2.14%

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(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.50%, 2.25% and 2.25%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 684	$ 724	$ 317
Year 3	$ 966	$ 991	$ 670
Year 5	$ 1,269	$ 1,385	$ 1,149
Year 10	$ 2,127	$ 2,337	$ 2,472

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 684	$ 224	$ 217
Year 3	$ 966	$ 691	$ 670
Year 5	$ 1,269	$ 1,185	$ 1,149
Year 10	$ 2,127	$ 2,337	$ 2,472

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Growth Allocation Fund paid HIFSCO an effective management fee equal to 0.13% of the fund’s average daily net assets.

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The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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THE HARTFORD BALANCED ALLOCATION FUND

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds based on the fund’s investment objective and on internally generated research.
•

Under normal market conditions, adjusting the fund’s investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies.

22

As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Floating Rate Fund
The Hartford Capital Appreciation II Fund	The Hartford High Yield Fund
The Hartford Disciplined Equity Fund	The Hartford Income Fund
The Hartford Dividend and Growth Fund	The Hartford Inflation Plus Fund
The Hartford Equity Income Fund	The Hartford Short Duration Fund
The Hartford Fundamental Growth Fund	The Hartford Strategic Income Fund
The Hartford Growth Fund	The Hartford Total Return Bond Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund	ETFs
The Hartford Select MidCap Value Fund	Powershares Emerging Markets Sovereign Debt
The Hartford Select SmallCap Value Fund	Portfolio ETF
The Hartford Small Company Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Value Fund	SPDR DJ Wilshire REIT ETF

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

23

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only

24

receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return

25

after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO. Hartford Investment Management became the fund’s sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund’s adviser.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was

-16.04% (4th quarter, 2008)

26

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND (SINCE 05/28/04)
Class A Return Before Taxes	-33.41%	-1.63%
Class A Return After Taxes on Distributions	-34.09%	-2.74%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-21.65%	-1.74%
Class B Return Before Taxes	-33.54%	-1.55%
Class C Return Before Taxes	-30.76%	-1.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.70%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.18%(1)

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.13%	0.13%	0.13%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.15%	0.22%	0.16%
Acquired Fund fees and expenses	0.75%	0.75%	0.75%
Total annual operating expenses(3)	1.28%	2.10%	2.04%

27

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 673	$ 713	$ 307
Year 3	$ 934	$ 958	$ 640
Year 5	$ 1,214	$ 1,329	$ 1,098
Year 10	$ 2,010	$ 2,222	$ 2,369

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 673	$ 213	$ 207
Year 3	$ 934	$ 658	$ 640
Year 5	$ 1,214	$ 1,129	$ 1,098
Year 10	$ 2,010	$ 2,222	$ 2,369

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Balanced Allocation Fund paid HIFSCO an effective management fee equal to 0.13% of the fund’s average daily net assets.

28

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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THE HARTFORD CONSERVATIVE ALLOCATION FUND

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds based on the fund’s investment objective and on internally generated research.
•

Under normal market conditions, adjusting the fund’s investments in the Underlying Funds generally to achieve approximately 40% of assets in equity funds and approximately 60% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies.

30

As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Floating Rate Fund
The Hartford Disciplined Equity Fund	The Hartford High Yield Fund
The Hartford Dividend and Growth Fund	The Hartford Income Fund
The Hartford Equity Income Fund	The Hartford Inflation Plus Fund
The Hartford Fundamental Growth Fund	The Hartford Short Duration Fund
The Hartford Growth Opportunities Fund	The Hartford Strategic Income Fund
The Hartford LargeCap Growth Fund	The Hartford Total Return Bond Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund	ETFs
The Hartford Value Fund	Powershares Emerging Markets Sovereign Debt
Portfolio ETF
Global and International Equity Funds	SPDR DJ Wilshire International Real Estate ETF
The Hartford Global Growth Fund	SPDR DJ Wilshire REIT ETF
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

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Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

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Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO. Hartford Investment Management became the fund’s sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund’s adviser.

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Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was

-12.74% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND (SINCE 05/28/04)
Class A Return Before Taxes	-27.39%	-1.35%
Class A Return After Taxes on Distributions	-28.32%	-2.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-17.73%	-1.67%
Class B Return Before Taxes	-27.52%	-1.19%
Class C Return Before Taxes	-24.49%	-0.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.70%(1)
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.18%(1)

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2008.

34

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.17%	0.25%	0.18%
Acquired Fund fees and expenses	0.69%	0.69%	0.69%
Total annual operating expenses(3)	1.26%	2.09%	2.02%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

35

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 671	$ 712	$ 305
Year 3	$ 928	$ 955	$ 634
Year 5	$ 1,204	$ 1,324	$ 1,088
Year 10	$ 1,989	$ 2,208	$ 2,348

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 671	$ 212	$ 205
Year 3	$ 928	$ 655	$ 634
Year 5	$ 1,204	$ 1,124	$ 1,088
Year 10	$ 1,989	$ 2,208	$ 2,348

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Conservative Allocation Fund paid HIFSCO an effective management fee equal to 0.15% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

36

THE HARTFORD INCOME ALLOCATION FUND

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds based on the fund’s investment objective and on internally generated research.
•

Under normal market conditions, allocating the fund’s investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management.

As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Fixed Income and Money Market Funds	ETFs
The Hartford Floating Rate Fund	Powershares Emerging Markets Sovereign Debt
The Hartford High Yield Fund	Portfolio ETF
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

37

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform

38

accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods

39

presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO. Hartford Investment Management became the fund’s sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund’s adviser.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was

-6.98% (4th quarter, 2008).

40

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 05/28/04)
Class A Return Before Taxes	-14.96%	-0.70%
Class A Return After Taxes on Distributions	-16.51%	-2.18%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-9.64%	-1.39%
Class B Return Before Taxes	-15.84%	-0.78%
Class C Return Before Taxes	-12.37%	-0.40%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.18%(1)

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.29%	0.37%	0.31%
Acquired Fund fees and expenses	0.61%	0.61%	0.61%
Total annual operating expenses	1.30%	2.13%	2.07%
Less: Contractual expense reimbursement (3)	0.10%	0.18%	0.12%
Net annual operating expenses(3)	1.20%	1.95%	1.95%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

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(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.20%, 1.95% and 1.95%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 567	$ 698	$ 298
Year 3	$ 834	$ 950	$ 637
Year 5	$ 1,122	$ 1,328	$ 1,103
Year 10	$ 1,939	$ 2,236	$ 2,391

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 567	$ 198	$ 198
Year 3	$ 834	$ 650	$ 637
Year 5	$ 1,122	$ 1,128	$ 1,103
Year 10	$ 1,939	$ 2,236	$ 2,391

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Income Allocation Fund paid HIFSCO an effective management fee equal to 0.15% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

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PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

45

particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

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•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

47

•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

50

techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

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services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
> Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
> Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
> Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

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representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

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distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

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Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Balanced Allocation Fund(g)
For the Year Ended October 31, 2008
Class A	$13.10	$0.26	$—	$(3.83)	$(3.57)	$(0.47)	$(0.58)	$—	$(1.05)	$(4.62)	$8.48	(29.35)%	$439,955	0.53%	0.53%	0.53%	2.23%	18%
Class B	13.06	0.16	—	(3.81)	(3.65)	(0.38)	(0.58)	—	(0.96)	(4.61)	8.45	(29.95)	92,829	1.35	1.35	1.35	1.47	—
Class C	13.06	0.17	—	(3.81)	(3.64)	(0.39)	(0.58)	—	(0.97)	(4.61)	8.45	(29.91)	160,167	1.29	1.29	1.29	1.49	—
For the Year Ended October 31, 2007
Class A	12.01	0.27	—	1.45	1.72	(0.36)	(0.27)	—	(0.63)	1.09	13.10	14.95	608,443	0.54	0.54	0.54	2.09	34
Class B	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.03	135,541	1.36	1.33	1.33	1.34	—
Class C	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.07	225,155	1.29	1.29	1.29	1.35	—
For the Year Ended October 31, 2006
Class A	10.95	0.18	—	1.12	1.30	(0.22)	(0.02)	—	(0.24)	1.06	12.01	11.98	453,492	0.62	0.62	0.62	1.52	15
Class B	10.92	0.10	—	1.11	1.21	(0.13)	(0.02)	—	(0.15)	1.06	11.98	11.22	109,117	1.44	1.36	1.36	0.82	—
Class C	10.92	0.11	—	1.11	1.22	(0.14)	(0.02)	—	(0.16)	1.06	11.98	11.24	171,073	1.38	1.36	1.36	0.78	—
For the Year Ended October 31, 2005
Class A	10.30	0.13	—	0.64	0.77	(0.12)	—	—	(0.12)	0.65	10.95	7.47	262,878	0.66	0.60	0.60	1.26	2
Class B	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66	72,619	1.47	1.31	1.31	0.55	—
Class C	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66	103,248	1.41	1.31	1.31	0.56	—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.02	—	0.30	0.32	(0.02)	—	—	(0.02)	0.30	10.30	3.15(f)	67,293	0.62(e)	0.59(e)	0.59(e)	0.99(e)	—
Class B	10.00	0.01	—	0.27	0.28	—	—	—	—	0.28	10.28	2.82(f)	18,841	1.45(e)	1.29(e)	1.29(e)	0.33(e)	—
Class C	10.00	—	—	0.28	0.28	—	—	—	—	0.28	10.28	2.82(f)	30,414	1.38(e)	1.29(e)	1.29(e)	0.30(e)	—
The Hartford Conservative Allocation Fund(g)
For the Year Ended October 31, 2008
Class A	11.63	0.33	—	(2.84)	(2.51)	(0.42)	(0.40)	—	(0.82)	(3.33)	8.30	(22.99)	107,922	0.57	0.57	0.57	3.09	27
Class B	11.62	0.24	—	(2.82)	(2.58)	(0.34)	(0.40)	—	(0.74)	(3.32)	8.30	(23.55)	20,703	1.40	1.40	1.40	2.29	—
Class C	11.62	0.23	—	(2.81)	(2.58)	(0.35)	(0.40)	—	(0.75)	(3.33)	8.29	(23.57)	40,054	1.33	1.33	1.33	2.23	—
For the Year Ended October 31, 2007
Class A	11.16	0.33	—	0.81	1.14	(0.38)	(0.29)	—	(0.67)	0.47	11.63	10.64	121,488	0.59	0.59	0.59	2.91	40
Class B	11.16	0.25	—	0.80	1.05	(0.30)	(0.29)	—	(0.59)	0.46	11.62	9.81	25,903	1.42	1.28	1.28	2.25	—
Class C	11.15	0.25	—	0.81	1.06	(0.30)	(0.29)	—	(0.59)	0.47	11.62	9.91	46,433	1.35	1.28	1.28	2.17	—
For the Year Ended October 31, 2006
Class A	10.57	0.26	—	0.76	1.02	(0.31)	(0.12)	—	(0.43)	0.59	11.16	9.85	93,504	0.64	0.63	0.63	2.41	29
Class B	10.56	0.19	—	0.76	0.95	(0.23)	(0.12)	—	(0.35)	0.60	11.16	9.19	20,782	1.48	1.31	1.31	1.73	—
Class C	10.56	0.19	—	0.76	0.95	(0.24)	(0.12)	—	(0.36)	0.59	11.15	9.10	36,123	1.41	1.31	1.31	1.67	—
For the Year Ended October 31, 2005
Class A	10.27	0.23	—	0.28	0.51	(0.21)	—	—	(0.21)	0.30	10.57	4.96	70,533	0.63	0.60	0.60	2.25	23
Class B	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26	14,525	1.48	1.26	1.26	1.60	—
Class C	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26	27,453	1.42	1.26	1.26	1.56	—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.03	—	0.27	0.30	(0.03)	—	—	(0.03)	0.27	10.27	2.96(f)	33,921	0.63(e)	0.60(e)	0.60(e)	1.70(e)	—
Class B	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70(f)	4,993	1.44(e)	1.25(e)	1.25(e)	1.05(e)	—
Class C	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70(f)	10,807	1.38(e)	1.25(e)	1.25(e)	1.17(e)	—

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Equity Growth Allocation Fund(g)
For the Year Ended October 31, 2008(h)
Class A	$15.55	$0.01	$—	$(5.82)	$(5.81)	$(0.55)	$(0.90)	$—	$(1.45)	$(7.26)	$8.29	(40.92)%	$113,006	0.69%	0.68%	0.68%	0.05%	10%
Class B	15.40	(0.09)	—	(5.76)	(5.85)	(0.46)	(0.90)	—	(1.36)	(7.21)	8.19	(41.40)	28,322	1.52	1.49	1.49	(0.72)	—
Class C	15.39	(0.08)	—	(5.76)	(5.84)	(0.46)	(0.90)	—	(1.36)	(7.20)	8.19	(41.35)	45,209	1.43	1.43	1.43	(0.66)	—
For the Year Ended October 31, 2007
Class A	13.21	0.03	—	2.83	2.86	(0.24)	(0.28)	—	(0.52)	2.34	15.55	22.39	173,379	0.69	0.69	0.69	(0.06)	37
Class B	13.10	(0.07)	—	2.81	2.74	(0.16)	(0.28)	—	(0.44)	2.30	15.40	21.58	47,743	1.52	1.37	1.37	(0.72)	—
Class C	13.10	(0.07)	—	2.80	2.73	(0.16)	(0.28)	—	(0.44)	2.29	15.39	21.50	74,047	1.42	1.37	1.37	(0.72)	—
For the Year Ended October 31, 2006
Class A	11.46	0.02	—	1.83	1.85	(0.09)	(0.01)	—	(0.10)	1.75	13.21	16.18	116,198	0.79	0.72	0.72	(0.34)	14
Class B	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43	33,295	1.62	1.37	1.37	(0.93)	—
Class C	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43	51,936	1.51	1.37	1.37	(0.92)	—
For the Year Ended October 31, 2005
Class A	10.38	(0.02)	—	1.12	1.10	(0.02)	—	—	(0.02)	1.08	11.46	10.60	58,087	0.85	0.68	0.68	(0.43)	9
Class B	10.35	(0.08)	—	1.10	1.02	—	—	—	—	1.02	11.37	9.88	20,155	1.64	1.33	1.33	(1.08)	—
Class C	10.35	(0.07)	—	1.09	1.02	—	—	—	—	1.02	11.37	9.88	32,718	1.53	1.34	1.34	(1.08)	—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	(0.01)	—	0.39	0.38	—	—	—	—	0.38	10.38	3.80(f)	12,415	0.86(e)	0.67(e)	0.67(e)	(0.58)(e)	3
Class B	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50(f)	4,532	1.69(e)	1.32(e)	1.32(e)	(1.23)(e)	—
Class C	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50(f)	5,424	1.59(e)	1.32(e)	1.32(e)	(1.23)(e)	—
The Hartford Growth Allocation Fund(g)
For the Year Ended October 31, 2008
Class A	14.51	0.14	—	(4.81)	(4.67)	(0.47)	(0.79)	—	(1.26)	(5.93)	8.58	(35.00)	329,312	0.59	0.59	0.59	1.06	13
Class B	14.37	0.03	—	(4.74)	(4.71)	(0.39)	(0.79)	—	(1.18)	(5.89)	8.48	(35.52)	89,717	1.41	1.41	1.41	0.26	—
Class C	14.37	0.04	—	(4.75)	(4.71)	(0.39)	(0.79)	—	(1.18)	(5.89)	8.48	(35.50)	148,584	1.34	1.34	1.34	0.34	—
For the Year Ended October 31, 2007
Class A	12.66	0.14	—	2.23	2.37	(0.24)	(0.28)	—	(0.52)	1.85	14.51	19.35	503,345	0.60	0.60	0.60	0.93	39
Class B	12.57	0.04	—	2.21	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.40	143,140	1.41	1.32	1.32	0.22	—
Class C	12.57	0.05	—	2.20	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.44	238,997	1.34	1.31	1.31	0.25	—
For the Year Ended October 31, 2006
Class A	11.27	0.07	—	1.46	1.53	(0.13)	(0.01)	—	(0.14)	1.39	12.66	13.64	370,088	0.69	0.67	0.67	0.49	13
Class B	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96	107,818	1.51	1.32	1.32	(0.15)	—
Class C	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96	181,434	1.44	1.32	1.32	(0.16)	—
For the Year Ended October 31, 2005
Class A	10.36	0.05	—	0.89	0.94	(0.03)	—	—	(0.03)	0.91	11.27	9.12	205,331	0.72	0.64	0.64	0.42	1
Class B	10.34	(0.01)	—	0.87	0.86	(0.01)	—	—	(0.01)	0.85	11.19	8.37	65,739	1.53	1.29	1.29	(0.23)	—
Class C	10.33	(0.01)	—	0.88	0.87	(0.01)	—	—	(0.01)	0.86	11.19	8.47	100,339	1.47	1.29	1.29	(0.23)	—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	—	—	0.36	0.36	—	—	—	—	0.36	10.36	3.60(f)	43,279	0.72(e)	0.63(e)	0.63(e)	0.13(e)	—
Class B	10.00	(0.01)	—	0.35	0.34	—	—	—	—	0.34	10.34	3.40(f)	14,177	1.52(e)	1.28(e)	1.28(e)	(0.53)(e)	—
Class C	10.00	(0.01)	—	0.34	0.33	—	—	—	—	0.33	10.33	3.30(f)	21,221	1.44(e)	1.28(e)	1.28(e)	(0.52)(e)	—

87

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Income Allocation Fund(g)
For the Year Ended October 31, 2008
Class A	$9.87	$0.48	$—	$(1.48)	$(1.00)	$(0.47)	$—	$—	$(0.47)	$(1.47)	$8.40	(10.60)%	$36,145	0.69%	0.57%	0.57%	4.95%	42%
Class B	9.86	0.40	—	(1.47)	(1.07)	(0.40)	—	—	(0.40)	(1.47)	8.39	(11.28)	5,432	1.52	1.32	1.32	4.20	—
Class C	9.86	0.40	—	(1.47)	(1.07)	(0.40)	—	—	(0.40)	(1.47)	8.39	(11.27)	11,030	1.46	1.32	1.32	4.20	—
For the Year Ended October 31, 2007
Class A	9.89	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.87	4.37	34,347	0.78	0.57	0.57	4.59	35
Class B	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64	5,754	1.58	1.27	1.27	3.83	—
Class C	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64	8,697	1.55	1.27	1.27	3.84	—
For the Year Ended October 31, 2006
Class A	9.89	0.42	—	0.03	0.45	(0.43)	(0.02)	—	(0.45)	—	9.89	4.64	25,383	0.80	0.61	0.61	4.32	38
Class B	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91	5,516	1.59	1.31	1.31	3.56	—
Class C	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91	8,042	1.53	1.31	1.31	3.53	—
For the Year Ended October 31, 2005
Class A	10.15	0.36	—	(0.26)	0.10	(0.36)	—	—	(0.36)	(0.26)	9.89	1.01	19,445	0.76	0.56	0.56	3.75	30
Class B	10.14	0.29	—	(0.26)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.29	4,778	1.56	1.26	1.26	3.09	—
Class C	10.14	0.30	—	(0.27)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.30	7,711	1.51	1.26	1.26	3.04	—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.09	—	0.15	0.24	(0.09)	—	—	(0.09)	0.15	10.15	2.42(f)	10,539	0.73(e)	0.56(e)	0.56(e)	3.21(e)	3
Class B	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08(f)	1,690	1.63(e)	1.26(e)	1.26(e)	2.56(e)	—
Class C	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08(f)	4,880	1.48(e)	1.26(e)	1.26(e)	2.59(e)	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 89 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Expense ratios do not include expenses of the underlying funds.
(h)	Per share amounts have been calculated using average shares outstanding method.

88

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007	Year ended October 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Balanced Allocation Fund
Class A Shares	0.53%	0.54%	0.62%	0.60%	0.59%	(a)
Class B Shares	1.35%	1.33%	1.36%	1.31%	1.29%	(a)
Class C Shares	1.29%	1.29%	1.36%	1.31%	1.29%	(a)
Conservative Allocation Fund
Class A Shares	0.57%	0.59%	0.63%	0.60%	0.60%	(a)
Class B Shares	1.40%	1.28%	1.31%	1.26%	1.25%	(a)
Class C Shares	1.33%	1.28%	1.31%	1.26%	1.25%	(a)
Equity Growth Allocation Fund
Class A Shares	0.68%	0.69%	0.72%	0.68%	0.67%	(a)
Class B Shares	1.49%	1.37%	1.37%	1.33%	1.32%	(a)
Class C Shares	1.43%	1.37%	1.37%	1.34%	1.32%	(a)
Growth Allocation Fund
Class A Shares	0.59%	0.60%	0.67%	0.64%	0.63%	(a)
Class B Shares	1.41%	1.32%	1.32%	1.29%	1.28%	(a)
Class C Shares	1.34%	1.31%	1.32%	1.29%	1.28%	(a)
Income Allocation Fund
Class A Shares	0.57%	0.58%	0.61%	0.56%	0.56%	(a)
Class B Shares	1.32%	1.28%	1.31%	1.26%	1.26%	(a)
Class C Shares	1.32%	1.28%	1.31%	1.26%	1.26%	(a)
(a) From May 28, 2004 (commencement of operations), through October 31, 2004.

89

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Equity Growth Allocation Fund	A	1662	416648814	HAAAX
The Hartford Equity Growth Allocation Fund	B	1663	416648798	HAABX
The Hartford Equity Growth Allocation Fund	C	1664	416648780	HAACX
The Hartford Growth Allocation Fund	A	1666	416648772	HRAAX
The Hartford Growth Allocation Fund	B	1667	416648764	HRABX
The Hartford Growth Allocation Fund	C	1668	416648756	HRACX
The Hartford Balanced Allocation Fund	A	1670	416648749	HBAAX
The Hartford Balanced Allocation Fund	B	1671	416648731	HBABX
The Hartford Balanced Allocation Fund	C	1672	416648723	HBACX
The Hartford Conservative Allocation Fund	A	1674	416648715	HCVAX
The Hartford Conservative Allocation Fund	B	1675	416648699	HCVBX
The Hartford Conservative Allocation Fund	C	1676	416648681	HCVCX
The Hartford Income Allocation Fund	A	1678	416648673	HINAX
The Hartford Income Allocation Fund	B	1679	416648665	HINBX
The Hartford Income Allocation Fund	C	1680	416648657	HINCX

90

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

91

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds,

the Securities and

Exchange Commission

has not approved or disapproved these

securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Hartford Checks and Balances Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Checks and Balances Fund	8
Investment Strategies and Risks	15
The Investment Manager	23
Classes of Shares	24
Distribution Arrangements	31
How To Buy And Sell Shares	36
Fund Distributions and Tax Matters	52
Financial Highlights	55
Fees Paid Indirectly	57
Fund Code, CUSIP Number and Symbol	58
For More Information	59

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

5

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

6

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

7

THE HARTFORD CHECKS AND BALANCES FUND

INVESTMENT GOAL. The Hartford Checks and Balances Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The fund will make equal allocations (one-third each) of its assets to the Underlying Funds. The fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the fund. The fund will not be actively managed, and the fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Underlying Funds use a broad array of investment strategies, and may invest in a wide variety of instruments. Each Underlying Fund's investment goal and principal investment strategy are summarized below. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled “Investment Goal and Principal Investment Strategies of the Underlying Funds”.

The Hartford Capital Appreciation Fund’s goal is growth of capital. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

The Hartford Dividend and Growth Fund’s goal is a high level of current income consistent with growth of capital. The Fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by its sub-adviser. Under normal market and economic conditions at least 65% of the fund’s total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund’s portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, the fund’s sub-adviser evaluates a company’s ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

The Hartford Total Return Bond Fund’s goal is a competitive total return, with income as a secondary objective. The Fund, under normal circumstances, invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest

8

up to 20% of its total assets in securities rated below investment grade. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch or securities which, if unrated, are determined by Hartford Investment Management Company (“Hartford Investment Management”) to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as “junk bonds”. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The Hartford Total Return Bond Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund’s portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

9

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund’s total return for the first full calendar year of the fund’s operation, while the table shows how the fund’s performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

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Class A total return for calendar year 2008

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 3.30% (3rd quarter, 2007) and the lowest quarterly return was

-15.26% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 05/31/07)
Class A Return Before Taxes	-32.66%	-20.35%
Class A Return After Taxes on Distributions	-33.41%	-21.24%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-21.08%	-17.53%
Class B Return Before Taxes	-32.73%	-20.10%
Class C Return Before Taxes	-29.97%	-18.09%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	6.91%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	-37.31%	-27.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-26.73%

Indices: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

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The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	None	None	None
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.17%	0.26%	0.17%
Acquired Fund fees and expenses	0.66%	0.66%	0.66%
Total annual operating expenses	1.08%	1.92%	1.83%
Less: Contractual expense reimbursement (3)	None	0.02%	None
Net annual operating expenses(3)	1.08%	1.90%	1.83%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs

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may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 654	$ 693	$ 286
Year 3	$ 875	$ 901	$ 576
Year 5	$ 1,113	$ 1,235	$ 990
Year 10	$ 1,795	$ 2,023	$ 2,148

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 654	$ 193	$ 186
Year 3	$ 875	$ 601	$ 576
Year 5	$ 1,113	$ 1,035	$ 990
Year 10	$ 1,795	$ 2,023	$ 2,148

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Checks and Balances Fund paid HIFSCO an effective management fee equal to 0.00% of the fund’s average daily net assets.

PORTFOLIO MANAGEMENT. The fund is managed by HIFSCO’s Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, CFA, Senior Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee, has overseen the management of the fund since its inception (2007). Mr. Meyer has over 19 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

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particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

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•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

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•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

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techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

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representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

47

violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

48

excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

49

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

50

Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

51

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

52

distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

53

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

54

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008 and October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

55

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Checks and Balances Fund(g)
For the Year Ended October 31, 2008
Class A	$10.51	$0.21	$—	$(3.17)	$(2.96)	$(0.23)	$—	$—	$(0.23)	$(3.19)	$7.32	(28.70)%	$649,297	0.42%	0.41%	0.41%	2.08%	6%
Class B	10.49	0.15	—	(3.19)	(3.04)	(0.16)	—	—	(0.16)	(3.20)	7.29	(29.32)	88,364	1.26	1.23	1.23	1.22	—
Class C	10.49	0.15	—	(3.18)	(3.03)	(0.17)	—	—	(0.17)	(3.20)	7.29	(29.29)	211,502	1.17	1.17	1.17	1.26	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class A	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51	5.56(f)	172,572	0.43(e)	0.43(e)	0.43(e)	1.77(e)	—
Class B	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.24(f)	19,750	1.26(e)	1.25(e)	1.25(e)	0.96(e)	—
Class C	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.23(f)	55,105	1.18(e)	1.18(e)	1.18(e)	1.02(e)	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 57 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Expense ratios do not include expenses of the underlying funds.

56

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007
Checks and Balances Fund
Class A Shares	0.41%	0.43%	(a)
Class B Shares	1.23%	1.25%	(a)
Class C Shares	1.17%	1.18%	(a)
(a) From May 1, 2007(commencement of operations), through October 31, 2007.

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FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Checks and Balances Fund	A	1591	41664L740	HCKAX
The Hartford Checks and Balances Fund	B	1592	41664L732	HCKBX
The Hartford Checks and Balances Fund	C	1593	41664L724	HCKCX

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FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

59

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

The Hartford Domestic Equity Blend Funds

The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Checks and Balances Fund
The Hartford Disciplined Equity Fund
The Hartford MidCap Fund
The Hartford Stock Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Advisers Fund	8
The Hartford Capital Appreciation Fund	14
The Hartford Capital Appreciation II Fund	19
The Hartford Checks and Balances Fund	25
The Hartford Disciplined Equity Fund	32
The Hartford MidCap Fund	37
The Hartford Stock Fund	42
Investment Strategies and Risks	47
The Investment Manager and Sub-Advisers	55
Classes of Shares	57
Distribution Arrangements	64
How To Buy And Sell Shares	69
Fund Distributions and Tax Matters	85
Financial Highlights	88
Fees Paid Indirectly	93
Payments from Affiliate	94
Fund Code, CUSIP Number and Symbol	95
For More Information	96

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

5

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

6

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

7

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

•	equities,
•	debt securities, and
•	money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are at the discretion of Wellington Management Company, LLP (“Wellington Management”) and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least “BBB” by Standard & Poor’s Corporation (“S&P”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Fitch, Inc. (“Fitch”)), or if unrated, securities deemed by Wellington Management to be of comparable quality. These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

8

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities

9

or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

10

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 10.10% (2nd quarter, 2003) and the lowest quarterly return was

-16.96% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 Years
Class A Return Before Taxes	-36.03%	-3.75%	-0.99%
Class A Return After Taxes on Distributions	-36.62%	-4.99%	-2.11%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-23.37%	-3.59%	-1.29%
Class B Return Before Taxes	-36.17%	-3.74%	-1.00%
Class C Return Before Taxes	-33.46%	-3.32%	-1.09%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-1.38%
Barclays Capital Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.70%	4.64%	5.64%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Government/Credit Bond Index) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

11

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.29%	0.39%	0.23%
Total annual operating expenses	1.18%	2.03%	1.87%
Less: Contractual expense reimbursement(3)	None	0.03%	None
Net annual operating expenses(3)	1.18%	2.00%	1.87%
(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.18%. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 664	$ 703	$ 290
Year 3	$ 904	$ 934	$ 588
Year 5	$ 1,163	$ 1,290	$ 1,011
Year 10	$ 1,903	$ 2,137	$ 2,190

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You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 664	$ 203	$ 190
Year 3	$ 904	$ 634	$ 588
Year 5	$ 1,163	$ 1,090	$ 1,011
Year 10	$ 1,903	$ 2,137	$ 2,190

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Advisers Fund paid HIFSCO an effective management fee equal to 0.64% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.690% of the first $500 million, 0.625% of the next $500 million, 0.575% of the next $4 billion, 0.5725% of the next $5 billion and 0.570% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

13

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund generally will not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a “stock picking” approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

14

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

15

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was

-26.09% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-49.06%	-1.46%	5.42%
Class A Return After Taxes on Distributions	-49.32%	-2.55%	3.89%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-31.89%	-1.19%	4.18%
Class B Return Before Taxes	-49.20%	-1.41%	5.39%
Class C Return Before Taxes	-47.02%	-1.03%	5.29%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	-37.31%	-1.95%	-0.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-49.06%	-1.46%	5.42%

Index: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

16

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(2)	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%(3)	1.00%	1.00%
Other expenses	0.21%	0.26%	0.18%
Total annual operating expenses(4)	1.11%	1.91%	1.83%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)	Effective November 1, 2008, HIFSCO has added additional breakpoints to the management fee schedule.
(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.29%. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

17

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 657	$ 694	$ 286
Year 3	$ 883	$ 900	$ 576
Year 5	$ 1,128	$ 1,232	$ 990
Year 10	$ 1,827	$ 2,025	$ 2,148

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 657	$ 194	$ 186
Year 3	$ 883	$ 600	$ 576
Year 5	$ 1,128	$ 1,032	$ 990
Year 10	$ 1,827	$ 2,025	$ 2,148

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Capital Appreciation Fund paid HIFSCO an effective management fee equal to 0.66% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.800% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475% of the next $5 billion and 0.645% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1998. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

18

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased

19

price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are

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invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 9.89% (2nd quarter, 2007) and the lowest quarterly return was

-22.59% (4th quarter, 2008).

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Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 04/29/05)
Class A Return Before Taxes	-45.99%	-3.07%
Class A Return After Taxes on Distributions	-45.99%	-3.97%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-29.89%	-2.86%
Class B Return Before Taxes	-46.18%	-3.06%
Class C Return Before Taxes	-43.86%	-2.25%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	-37.31%	-4.46%

Index: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.91%	0.91%	0.91%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.24%	0.36%	0.23%
Total annual operating expenses(3)	1.40%	2.27%	2.14%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

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EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 685	$ 730	$ 317
Year 3	$ 969	$ 1,009	$ 670
Year 5	$ 1,274	$ 1,415	$ 1,149
Year 10	$ 2,137	$ 2,387	$ 2,472

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 685	$ 230	$ 217
Year 3	$ 969	$ 709	$ 670
Year 5	$ 1,274	$ 1,215	$ 1,149
Year 10	$ 2,137	$ 2,387	$ 2,472

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Capital Appreciation II Fund paid HIFSCO an effective management fee equal to 0.91% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 1.000% of the first $250 million, 0.950% of the next $250 million, 0.900% of the next $500 million, 0.850% of the next $4 billion, 0.8475% of the next $5 billion and 0.845% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund has employed a multiple portfolio manager structure since its inception in 2005. The five portfolio managers with the most significant responsibilities are set forth below:

Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Carmen joined Wellington Management as an investment professional in 1999.

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David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Pannell joined Wellington Management as an investment professional in 1974.

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THE HARTFORD CHECKS AND BALANCES FUND

INVESTMENT GOAL. The Hartford Checks and Balances Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The fund will make equal allocations (one-third each) of its assets to the Underlying Funds. The fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the fund. The fund will not be actively managed, and the fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Underlying Funds use a broad array of investment strategies, and may invest in a wide variety of instruments. Each Underlying Fund's investment goal and principal investment strategy are summarized below. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled “Investment Goal and Principal Investment Strategies of the Underlying Funds”.

The Hartford Capital Appreciation Fund’s goal is growth of capital. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

The Hartford Dividend and Growth Fund’s goal is a high level of current income consistent with growth of capital. The Fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by its sub-adviser. Under normal market and economic conditions at least 65% of the fund’s total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund’s portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, the fund’s sub-adviser evaluates a company’s ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

The Hartford Total Return Bond Fund’s goal is a competitive total return, with income as a secondary objective. The Fund, under normal circumstances, invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest

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up to 20% of its total assets in securities rated below investment grade. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch or securities which, if unrated, are determined by Hartford Investment Management Company (“Hartford Investment Management”) to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as “junk bonds”. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The Hartford Total Return Bond Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund’s portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

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Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund’s total return for the first full calendar year of the fund’s operation, while the table shows how the fund’s performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

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Class A total return for calendar year 2008

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 3.30% (3rd quarter, 2007) and the lowest quarterly return was

-15.26% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 05/31/07)
Class A Return Before Taxes	-32.66%	-20.35%
Class A Return After Taxes on Distributions	-33.41%	-21.24%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-21.08%	-17.53%
Class B Return Before Taxes	-32.73%	-20.10%
Class C Return Before Taxes	-29.97%	-18.09%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	6.91%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	-37.31%	-27.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-26.73%

Indices: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

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The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	None	None	None
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.17%	0.26%	0.17%
Acquired Fund fees and expenses	0.66%	0.66%	0.66%
Total annual operating expenses	1.08%	1.92%	1.83%
Less: Contractual expense reimbursement (3)	None	0.02%	None
Net annual operating expenses(3)	1.08%	1.90%	1.83%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs

30

may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 654	$ 693	$ 286
Year 3	$ 875	$ 901	$ 576
Year 5	$ 1,113	$ 1,235	$ 990
Year 10	$ 1,795	$ 2,023	$ 2,148

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 654	$ 193	$ 186
Year 3	$ 875	$ 601	$ 576
Year 5	$ 1,113	$ 1,035	$ 990
Year 10	$ 1,795	$ 2,023	$ 2,148

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Checks and Balances Fund paid HIFSCO an effective management fee equal to 0.00% of the fund’s average daily net assets.

PORTFOLIO MANAGEMENT. The fund is managed by HIFSCO’s Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, CFA, Senior Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee, has overseen the management of the fund since its inception (2007). Mr. Meyer has over 19 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

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THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL. The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management’s Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion. The fund’s portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Balance Sheet factors analyze the quality of earnings and capital. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

32

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

33

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was

-21.17% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 years
Class A Return Before Taxes	-41.16%	-4.10%	-2.14%
Class A Return After Taxes on Distributions	-41.29%	-4.26%	-2.40%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-26.76%	-3.52%	-1.90%
Class B Return Before Taxes	-41.13%	-4.02%	-2.14%
Class C Return Before Taxes	-38.81%	-3.67%	-2.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-1.38%

Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

34

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(2)	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%(3)	1.00%	1.00%
Other expenses	0.39%	0.59%	0.33%
Total annual operating expenses	1.39%	2.34%	2.08%
Less: Contractual expense reimbursement (4)	0.04%	0.44%	None
Net annual operating expenses(4)	1.35%	1.90%	2.08%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)	Effective November 1, 2008, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

35

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 693	$ 311
Year 3	$ 962	$ 988	$ 652
Year 5	$ 1,265	$ 1,411	$ 1,119
Year 10	$ 2,124	$ 2,404	$ 2,410

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 193	$ 211
Year 3	$ 962	$ 688	$ 652
Year 5	$ 1,265	$ 1,211	$ 1,119
Year 10	$ 2,124	$ 2,404	$ 2,410

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Disciplined Equity Fund paid HIFSCO an effective management fee equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.750% of the first $500 million, 0.675% of the next $500 million, 0.625% of next $4 billion, 0.6225% of next $5 billion and 0.620% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

James A. Rullo, CFA, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager for the fund since its inception in 1998. Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

36

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2008, this range was approximately $24 million to $15 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

37

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

38

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was

-23.66% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-39.35%	0.81%	7.94%
Class A Return After Taxes on Distributions	-39.35%	-1.05%	6.30%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-25.58%	0.76%	6.62%
Class B Return Before Taxes	-39.50%	0.95%	7.75%
Class C Return Before Taxes	-36.91%	1.26%	7.82%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	-39.50%	0.95%	7.75%

Index: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market. You cannot invest directly in an index.

39

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering Price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.74%	0.74%	0.74%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.24%	0.27%	0.18%
Total annual operating expenses(3)	1.23%	2.01%	1.92%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.37%. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 668	$ 704	$ 295
Year 3	$ 919	$ 930	$ 603
Year 5	$ 1,188	$ 1,283	$ 1,037
Year 10	$ 1,957	$ 2,137	$ 2,243

40

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 668	$ 204	$ 195
Year 3	$ 919	$ 630	$ 603
Year 5	$ 1,188	$ 1,083	$ 1,037
Year 10	$ 1,957	$ 2,137	$ 2,243

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford MidCap Fund paid HIFSCO an effective management fee equal to 0.74% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1997. Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

41

THE HARTFORD STOCK FUND

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund’s assets in equity securities. The fund’s diversified portfolio of equity securities are evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

42

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

43

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 14.47% (4th quarter, 1999) and the lowest quarterly return was

-24.56% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-46.70%	-6.46%	-3.80%
Class A Return After Taxes on Distributions	-47.09%	-6.69%	-4.14%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-30.37%	-5.49%	-3.25%
Class B Return Before Taxes	-46.93%	-6.59%	-3.85%
Class C Return Before Taxes	-44.72%	-6.11%	-3.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-1.38%

Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

44

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.43%	0.54%	0.32%
Total annual operating expenses	1.41%	2.27%	2.05%
Less: Contractual expense reimbursement (3)	0.23%	0.18%	None
Net annual operating expenses(3)	1.18%	2.09%	2.05%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.25%. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

45

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 664	$ 712	$ 308
Year 3	$ 950	$ 992	$ 643
Year 5	$ 1,258	$ 1,399	$ 1,103
Year 10	$ 2,129	$ 2,375	$ 2,379

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 664	$ 212	$ 208
Year 3	$ 950	$ 692	$ 643
Year 5	$ 1,258	$ 1,199	$ 1,103
Year 10	$ 2,129	$ 2,375	$ 2,379

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Stock Fund paid HIFSCO an effective management fee equal to 0.73% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475% of the next $5 billion and 0.645% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

46

INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

48

particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

49

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

50

•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

53

techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

55

services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

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representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

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distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

86

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

87

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

88

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Advisers Fund
For the Year Ended October 31, 2008
Class A	$18.52	$0.26	$—	$(5.74)	$(5.48)	$(0.25)	$(1.99)	$—	$(2.24)	$(7.72)	$10.80	(33.24)%	$593,816	1.18%	1.18%	1.18%	1.75%	79%
Class B	18.34	0.15	—	(5.70)	(5.55)	(0.11)	(1.99)	—	(2.10)	(7.65)	10.69	(33.80)	103,632	2.03	2.00	2.00	0.93	—
Class C	18.51	0.16	—	(5.73)	(5.57)	(0.15)	(1.99)	—	(2.14)	(7.71)	10.80	(33.68)	106,819	1.87	1.87	1.87	1.06	—
For the Year Ended October 31, 2007
Class A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	—	(0.40)	1.78	18.52	13.23(i)	1,088,361	1.15	1.10	1.10	1.67	84
Class B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	—	(0.25)	1.77	18.34	12.32(i)	248,020	1.96	1.91	1.91	0.85	—
Class C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	—	(0.28)	1.78	18.51	12.44(i)	206,799	1.83	1.78	1.78	0.98	—
For the Year Ended October 31, 2006
Class A	15.34	0.31	—	1.38	1.69	(0.29)	—	—	(0.29)	1.40	16.74	11.16	1,110,324	1.17	1.12	1.12	1.86	99
Class B	15.19	0.18	—	1.37	1.55	(0.17)	—	—	(0.17)	1.38	16.57	10.25	341,772	1.96	1.91	1.91	1.07	—
Class C	15.34	0.19	—	1.38	1.57	(0.18)	—	—	(0.18)	1.39	16.73	10.32	219,580	1.87	1.82	1.82	1.16	—
For the Year Ended October 31, 2005(h)
Class A	14.57	0.26	—	0.80	1.06	(0.29)	—	—	(0.29)	0.77	15.34	7.30	1,222,944	1.21	1.19	1.19	1.73	66
Class B	14.43	0.14	—	0.79	0.93	(0.17)	—	—	(0.17)	0.76	15.19	6.48	437,462	1.99	1.98	1.98	0.95	—
Class C	14.56	0.16	—	0.80	0.96	(0.18)	—	—	(0.18)	0.78	15.34	6.63	253,605	1.91	1.89	1.89	1.06	—
For the Year Ended October 31, 2004(h)
Class A	14.19	0.15	0.03	0.38	0.56	(0.18)	—	—	(0.18)	0.38	14.57	3.93(i)	1,539,264	1.22	1.22	1.22	1.23	42
Class B	14.05	0.03	0.04	0.38	0.45	(0.07)	—	—	(0.07)	0.38	14.43	3.21(i)	550,499	1.95	1.95	1.95	0.50	—
Class C	14.18	0.06	0.03	0.37	0.46	(0.08)	—	—	(0.08)	0.38	14.56	3.27(i)	355,711	1.86	1.86	1.86	0.58	—
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2008(h)
Class A	46.08	0.20	—	(19.12)	(18.92)	—	(3.73)	—	(3.73)	(22.65)	23.43	(44.46)	8,682,603	1.12	1.12	1.12	0.54	82
Class B	41.59	(0.09)	—	(17.00)	(17.09)	—	(3.73)	—	(3.73)	(20.82)	20.77	(44.90)	1,064,188	1.92	1.92	1.92	(0.29)	—
Class C	41.82	(0.06)	—	(17.12)	(17.18)	—	(3.73)	—	(3.73)	(20.91)	20.91	(44.86)	2,637,037	1.84	1.84	1.84	(0.19)	—
For the Year Ended October 31, 2007(h)
Class A	39.67	0.16	—	9.42	9.58	(0.13)	(3.04)	—	(3.17)	6.41	46.08	26.15(i)	13,684,583	1.11	1.11	1.11	0.39	72
Class B	36.25	(0.15)	—	8.53	8.38	—	(3.04)	—	(3.04)	5.34	41.59	25.15(i)	2,209,870	1.92	1.92	1.92	(0.40)	—
Class C	36.40	(0.12)	—	8.58	8.46	—	(3.04)	—	(3.04)	5.42	41.82	25.28(i)	4,411,286	1.83	1.83	1.83	(0.32)	—
For the Year Ended October 31, 2006
Class A	36.51	0.15	—	6.43	6.58	—	(3.42)	—	(3.42)	3.16	39.67	19.56	9,312,766	1.18	1.18	1.18	0.47	74
Class B	33.90	(0.10)	—	5.87	5.77	—	(3.42)	—	(3.42)	2.35	36.25	18.59	1,868,359	1.97	1.97	1.97	(0.31)	—
Class C	34.00	(0.07)	—	5.89	5.82	—	(3.42)	—	(3.42)	2.40	36.40	18.69	2,968,472	1.90	1.90	1.90	(0.25)	—
For the Year Ended October 31, 2005
Class A	30.80	0.09	—	5.62	5.71	—	—	—	—	5.71	36.51	18.54	6,071,891	1.26	1.26	1.26	0.31	93
Class B	28.82	(0.15)	—	5.23	5.08	—	—	—	—	5.08	33.90	17.63	1,631,199	2.03	2.03	2.03	(0.45)	—
Class C	28.88	(0.11)	—	5.23	5.12	—	—	—	—	5.12	34.00	17.73	1,834,562	1.94	1.94	1.94	(0.37)	—
For the Year Ended October 31, 2004
Class A	26.50	(0.01)	—	4.31	4.30	—	—	—	—	4.30	30.80	16.23	4,203,178	1.35	1.35	1.35	(0.05)	78
Class B	24.97	(0.21)	—	4.06	3.85	—	—	—	—	3.85	28.82	15.42	1,432,121	2.06	2.06	2.06	(0.78)	—
Class C	25.00	(0.18)	—	4.06	3.88	—	—	—	—	3.88	28.88	15.52	1,348,972	1.97	1.97	1.97	(0.68)	—

89

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Capital Appreciation II Fund
For the Year Ended October 31, 2008
Class A	$16.95	$0.02	$—	$(7.07)	$(7.05)	$—	$(1.17)	$—	$(1.17)	$(8.22)	$8.73	(44.43)%	$479,795	1.40%	1.40%	1.40%	0.12%	159%
Class B	16.62	(0.09)	—	(6.89)	(6.98)	—	(1.17)	—	(1.17)	(8.15)	8.47	(44.92)	66,057	2.27	2.27	2.27	(0.75)	—
Class C	16.66	(0.07)	—	(6.92)	(6.99)	—	(1.17)	—	(1.17)	(8.16)	8.50	(44.87)	269,662	2.14	2.14	2.14	(0.62)	—
For the Year Ended October 31, 2007
Class A	13.13	—	—	4.13	4.13	—	(0.31)	—	(0.31)	3.82	16.95	32.15	821,428	1.44	1.44	1.44	—	102
Class B	12.99	(0.07)	—	4.01	3.94	—	(0.31)	—	(0.31)	3.63	16.62	31.01	104,908	2.29	2.29	2.29	(0.86)	—
Class C	13.00	(0.06)	—	4.03	3.97	—	(0.31)	—	(0.31)	3.66	16.66	31.22	415,688	2.16	2.16	2.16	(0.73)	—
For the Year Ended October 31, 2006
Class A	11.07	(0.01)	—	2.22	2.21	—	(0.15)	—	(0.15)	2.06	13.13	20.21	241,238	1.66	1.60	1.60	(0.13)	113
Class B	11.02	(0.07)	—	2.19	2.12	—	(0.15)	—	(0.15)	1.97	12.99	19.48	29,169	2.54	2.35	2.35	(0.88)	—
Class C	11.04	(0.06)	—	2.17	2.11	—	(0.15)	—	(0.15)	1.96	13.00	19.35	97,678	2.37	2.33	2.33	(0.86)	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	(0.01)	—	1.08	1.07	—	—	—	—	1.07	11.07	10.70(f)	56,981	1.99(e)	1.60(e)	1.60(e)	(0.30)(e)	46
Class B	10.00	(0.03)	—	1.05	1.02	—	—	—	—	1.02	11.02	10.20(f)	6,343	2.97(e)	2.35(e)	2.35(e)	(1.10)(e)	—
Class C	10.00	(0.03)	—	1.07	1.04	—	—	—	—	1.04	11.04	10.40(f)	19,494	2.82(e)	2.35(e)	2.35(e)	(1.12)(e)	—
The Hartford Checks and Balances Fund(g)
For the Year Ended October 31, 2008
Class A	10.51	0.21	—	(3.17)	(2.96)	(0.23)	—	—	(0.23)	(3.19)	7.32	(28.70)	649,297	0.42	0.41	0.41	2.08	6
Class B	10.49	0.15	—	(3.19)	(3.04)	(0.16)	—	—	(0.16)	(3.20)	7.29	(29.32)	88,364	1.26	1.23	1.23	1.22	—
Class C	10.49	0.15	—	(3.18)	(3.03)	(0.17)	—	—	(0.17)	(3.20)	7.29	(29.29)	211,502	1.17	1.17	1.17	1.26	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class A	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51	5.56(f)	172,572	0.43(e)	0.43(e)	0.43(e)	1.77(e)	—
Class B	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.24(f)	19,750	1.26(e)	1.25(e)	1.25(e)	0.96(e)	—
Class C	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.23(f)	55,105	1.18(e)	1.18(e)	1.18(e)	1.02(e)	—

90

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Disciplined Equity Fund
For the Year Ended October 31, 2008
Class A	$14.91	$0.05	$—	$(5.63)	$(5.58)	$(0.02)	$—	$—	$(0.02)	$(5.60)	$9.31	(37.46)%	$92,476	1.44%	1.40%	1.40%	0.36%	69%
Class B	14.16	(0.05)	—	(5.31)	(5.36)	—	—	—	—	(5.36)	8.80	(37.85)	11,931	2.39	1.95	1.95	(0.18)	—
Class C	14.17	(0.06)	—	(5.31)	(5.37)	—	—	—	—	(5.37)	8.80	(37.90)	13,691	2.13	2.13	2.13	(0.36)	—
For the Year Ended October 31, 2007
Class A	13.19	0.04	0.01	1.77	1.82	(0.10)	—	—	(0.10)	1.72	14.91	13.87(i)	177,170	1.40	1.40	1.40	0.32	72
Class B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.16	13.14(i)	29,968	2.31	2.08	2.08	(0.35)	—
Class C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.17	13.07(i)	26,479	2.09	2.09	2.09	(0.37)	—
For the Year Ended October 31, 2006
Class A	11.78	0.04	—	1.39	1.43	(0.02)	—	—	(0.02)	1.41	13.19	12.13	189,375	1.40	1.40	1.40	0.39	67
Class B	11.25	(0.03)	—	1.31	1.28	—	—	—	—	1.28	12.53	11.38	35,673	2.30	2.07	2.07	(0.28)	—
Class C	11.26	(0.04)	—	1.32	1.28	—	—	—	—	1.28	12.54	11.37	29,153	2.10	2.10	2.10	(0.31)	—
For the Year Ended October 31, 2005
Class A	10.67	0.10	—	1.09	1.19	(0.08)	—	—	(0.08)	1.11	11.78	11.19	209,721	1.41	1.40	1.40	0.81	61
Class B	10.20	(0.02)	—	1.08	1.06	(0.01)	—	—	(0.01)	1.05	11.25	10.35	39,806	2.34	2.15	2.15	0.06	—
Class C	10.22	(0.02)	—	1.07	1.05	(0.01)	—	—	(0.01)	1.04	11.26	10.29	33,690	2.11	2.11	2.11	0.12	—
For the Year Ended October 31, 2004
Class A	10.08	0.03	—	0.57	0.60	(0.01)	—	—	(0.01)	0.59	10.67	5.92	241,014	1.46	1.45	1.45	0.30	62
Class B	9.70	(0.05)	—	0.55	0.50	—	—	—	—	0.50	10.20	5.16	44,561	2.34	2.15	2.15	(0.41)	—
Class C	9.71	(0.05)	—	0.56	0.51	—	—	—	—	0.51	10.22	5.25(i)	40,965	2.10	2.10	2.10	(0.36)	—
The Hartford MidCap Fund
For the Year Ended October 31, 2008(h)
Class A	26.89	(0.02)	—	(8.25)	(8.27)	(0.11)	(3.96)	—	(4.07)	(12.34)	14.55	(35.56)	1,310,085	1.23	1.23	1.23	(0.09)	94%
Class B	24.23	(0.16)	—	(7.30)	(7.46)	—	(3.96)	—	(3.96)	(11.42)	12.81	(36.07)	195,738	2.01	2.01	2.01	(0.86)	—
Class C	24.40	(0.14)	—	(7.37)	(7.51)	—	(3.96)	—	(3.96)	(11.47)	12.93	(36.01)	274,583	1.92	1.92	1.92	(0.77)	—
For the Year Ended October 31, 2007
Class A	25.31	0.05	0.02	5.53	5.60	—	(4.02)	—	(4.02)	1.58	26.89	25.96(i)	2,205,026	1.22	1.22	1.22	0.20	76
Class B	23.35	(0.13)	0.02	5.01	4.90	—	(4.02)	—	(4.02)	0.88	24.23	24.98(i)	454,927	1.99	1.99	1.99	(0.52)	—
Class C	23.47	(0.11)	0.02	5.04	4.95	—	(4.02)	—	(4.02)	0.93	24.40	25.08(i)	528,342	1.91	1.91	1.91	(0.44)	—
For the Year Ended October 31, 2006
Class A	26.32	(0.03)	—	3.44	3.41	—	(4.42)	—	(4.42)	(1.01)	25.31	14.84	1,837,361	1.27	1.27	1.27	(0.13)	84
Class B	24.77	(0.22)	—	3.22	3.00	—	(4.42)	—	(4.42)	(1.42)	23.35	13.97	449,488	2.04	2.04	2.04	(0.90)	—
Class C	24.86	(0.20)	—	3.23	3.03	—	(4.42)	—	(4.42)	(1.39)	23.47	14.06	499,039	1.96	1.96	1.96	(0.82)	—
For the Year Ended October 31, 2005
Class A	22.61	(0.05)	—	4.24	4.19	—	(0.48)	—	(0.48)	3.71	26.32	18.85	1,677,327	1.30	1.30	1.30	(0.20)	74
Class B	21.47	(0.24)	—	4.02	3.78	—	(0.48)	—	(0.48)	3.30	24.77	17.92	464,175	2.08	2.08	2.08	(0.98)	—
Class C	21.52	(0.22)	—	4.04	3.82	—	(0.48)	—	(0.48)	3.34	24.86	18.07	499,502	1.99	1.99	1.99	(0.89)	—
For the Year Ended October 31, 2004
Class A	20.58	(0.09)	—	2.12	2.03	—	—	—	—	2.03	22.61	9.86	1,544,968	1.37	1.37	1.37	(0.41)	52
Class B	19.68	(0.25)	—	2.04	1.79	—	—	—	—	1.79	21.47	9.10	438,658	2.11	2.11	2.11	(1.15)	—
Class C	19.71	(0.23)	—	2.04	1.81	—	—	—	—	1.81	21.52	9.18	484,268	2.02	2.02	2.02	(1.06)	—

91

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Stock Fund
For the Year Ended October 31, 2008
Class A	$24.47	$0.14	$—	$(10.83)	$(10.69)	$(0.03)	$—	$—	$(0.03)	$(10.72)	$13.75	(43.74)%	$307,712	1.41%	1.18%	1.18%	0.56%	90%
Class B	22.69	(0.21)	—	(9.83)	(10.04)	—	—	—	—	(10.04)	12.65	(44.24)	57,627	2.27	2.09	2.09	(0.36)	—
Class C	22.89	(0.10)	—	(10.03)	(10.13)	—	—	—	—	(10.13)	12.76	(44.25)	66,725	2.05	2.05	2.05	(0.32)	—
For the Year Ended October 31, 2007
Class A	21.04	0.07	0.03	3.43	3.53	(0.10)	—	—	(0.10)	3.43	24.47	16.82(i)	665,897	1.37	1.28	1.28	0.26	96
Class B	19.58	(0.19)	0.04	3.26	3.11	—	—	—	—	3.11	22.69	15.88(i)	170,341	2.20	2.11	2.11	(0.57)	—
Class C	19.73	(0.12)	0.03	3.25	3.16	—	—	—	—	3.16	22.89	16.02(i)	149,640	2.03	1.98	1.98	(0.44)	—
For the Year Ended October 31, 2006(h)
Class A	18.39	0.11	—	2.58	2.69	(0.04)	—	—	(0.04)	2.65	21.04	14.65	684,726	1.41	1.28	1.28	0.53	110
Class B	17.23	(0.05)	—	2.40	2.35	—	—	—	—	2.35	19.58	13.64	223,639	2.23	2.12	2.12	(0.30)	—
Class C	17.35	(0.04)	—	2.42	2.38	—	—	—	—	2.38	19.73	13.72	161,554	2.08	2.03	2.03	(0.21)	—
For the Year Ended October 31, 2005
Class A	16.76	0.16	—	1.57	1.73	(0.10)	—	—	(0.10)	1.63	18.39	10.36	727,492	1.42	1.33	1.33	0.89	62
Class B	15.76	—	—	1.47	1.47	—	—	—	—	1.47	17.23	9.33	278,445	2.23	2.23	2.23	(0.02)	—
Class C	15.84	0.04	—	1.47	1.51	—	—	—	—	1.51	17.35	9.53	182,587	2.09	2.09	2.09	0.17	—
For the Year Ended October 31, 2004
Class A	16.21	0.03	—	0.52	0.55	—	—	—	—	0.55	16.76	3.39	952,606	1.42	1.42	1.42	0.18	29
Class B	15.35	(0.10)	—	0.51	0.41	—	—	—	—	0.41	15.76	2.67	343,148	2.18	2.18	2.18	(0.59)	—
Class C	15.41	(0.08)	—	0.51	0.43	—	—	—	—	0.43	15.84	2.79	256,271	2.03	2.03	2.03	(0.44)	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 93 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Expense ratios do not include expenses of the underlying funds.
(h)	Per share amounts have been calculated using average shares outstanding method.
(i)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 94.

92

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007		Year ended October 31, 2006	Year ended October 31, 2005		Year ended October 31, 2004
Advisers Fund
Class A Shares	1.17%	1.09%		1.11%	1.18%		1.22%
Class B Shares	2.00%	1.90%		1.90%	1.96%		1.94%
Class C Shares	1.86%	1.78%		1.81%	1.88%		1.86%
Capital Appreciation Fund
Class A Shares	1.11%	1.11%		1.17%	1.22%		1.32%
Class B Shares	1.92%	1.91%		1.96%	1.99%		2.03%
Class C Shares	1.84%	1.83%		1.88%	1.91%		1.94%
Capital Appreciation II Fund
Class A Shares	1.40%	1.43%		1.59%	1.60%	(a)
Class B Shares	2.27%	2.29%		2.34%	2.35%	(a)
Class C Shares	2.14%	2.16%		2.32%	2.35%	(a)
Checks and Balances Fund
Class A Shares	0.41%	0.43%	(b)
Class B Shares	1.23%	1.25%	(b)
Class C Shares	1.17%	1.18%	(b)
Disciplined Equity Fund
Class A Shares	1.40%	1.40%		1.39%	1.38%		1.44%
Class B Shares	1.94%	2.08%		2.07%	2.13%		2.14%
Class C Shares	2.12%	2.09%		2.09%	2.10%		2.09%
MidCap Fund
Class A Shares	1.23%	1.21%		1.25%	1.28%		1.36%
Class B Shares	2.00%	1.98%		2.01%	2.06%		2.10%
Class C Shares	1.91%	1.90%		1.93%	1.97%		2.00%
Stock Fund
Class A Shares	1.17%	1.27%		1.26%	1.31%		1.42%
Class B Shares	2.08%	2.10%		2.10%	2.21%		2.18%
Class C Shares	2.05%	1.97%		2.01%	2.07%		2.03%
(a) From April 29, 2005 (commencement of operations), through October 31, 2005.
(b) From May 1, 2007(commencement of operations), through October 31, 2007.

93

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Transfer Agent Allocation Methodology Reimbursements for the Year Ended October 31, 2004	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2004

Advisers Fund Class A	0.07%	—	13.15%	0.19%	3.74%
Advisers Fund Class B	0.08%	—	12.24%	0.26%	2.95%
Advisers Fund Class C	0.07%	—	12.36%	0.21%	3.06%
Capital Appreciation Class A	0.03%	—	26.11%	—	—
Capital Appreciation Class B	0.04%	—	25.10%	—	—
Capital Appreciation Class C	0.04%	—	25.23%	—	—
Disciplined Equity Fund Class A	0.08%	—	13.78%	—	—
Disciplined Equity Fund Class B	0.08%	—	13.05%	—	—
Disciplined Equity Fund Class C	0.08%	—	12.98%	0.01%	5.24%
MidCap Fund Class A	0.08%	—	25.86%	—	—
MidCap Fund Class B	0.09%	—	24.87%	—	—
MidCap Fund Class C	0.09%	—	24.97%	—	—
Stock Fund Class A	0.13%	—	16.67%	—	—
Stock Fund Class B	0.14%	—	15.72%	—	—
Stock Fund Class C	0.14%	—	15.86%	—	—

94

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Advisers Fund	A	210	416645810	ITTAX
The Hartford Advisers Fund	B	211	416645794	IHABX
The Hartford Advisers Fund	C	212	416645588	HAFCX
The Hartford Capital Appreciation Fund	A	214	416645406	ITHAX
The Hartford Capital Appreciation Fund	B	228	416645505	IHCAX
The Hartford Capital Appreciation Fund	C	237	416645638	HCACX
The Hartford Capital Appreciation II Fund	A	1205	416648590	HCTAX
The Hartford Capital Appreciation II Fund	B	1206	416648582	HCTBX
The Hartford Capital Appreciation II Fund	C	1207	416648574	HFCCX
The Hartford Checks and Balances Fund	A	1591	41664L740	HCKAX
The Hartford Checks and Balances Fund	B	1592	41664L732	HCKBX
The Hartford Checks and Balances Fund	C	1593	41664L724	HCKCX
The Hartford Disciplined Equity Fund	A	215	416645679	HAIAX
The Hartford Disciplined Equity Fund	B	220	416645661	HGIBX
The Hartford Disciplined Equity Fund	C	243	416645547	HGICX
The Hartford MidCap Fund	A	937	416645711	HFMCX
The Hartford MidCap Fund	B	978	416645695	HAMBX
The Hartford MidCap Fund	C	238	416645554	HMDCX
The Hartford Stock Fund	A	221	416645877	IHSTX
The Hartford Stock Fund	B	972	416645869	ITSBX
The Hartford Stock Fund	C	242	416645612	HSFCX

95

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

96

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

The Hartford Global and International Funds

The Hartford Diversified International Fund
The Hartford Global Equity Fund
The Hartford Global Growth Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Diversified International Fund	8
The Hartford Global Equity Fund	13
The Hartford Global Growth Fund	17
The Hartford International Growth Fund	22
The Hartford International Opportunities Fund	27
The Hartford International Small Company Fund	32
Investment Strategies and Risks	38
The Investment Manager and Sub-Advisers	46
Classes of Shares	48
Distribution Arrangements	55
How To Buy And Sell Shares	60
Fund Distributions and Tax Matters	76
Financial Highlights	79
Fees Paid Indirectly	83
Payments from Affiliate	84
Fund Code, CUSIP Number and Symbol	85
For More Information	86

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

5

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

6

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

7

THE HARTFORD DIVERSIFIED INTERNATIONAL FUND

INVESTMENT GOAL. The Hartford Diversified International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in foreign equity securities selected on the basis of potential for capital appreciation. The fund will seek to outperform the MSCI All Country World ex US Index. The MSCI All Country World ex US Index is currently comprised of forty-eight countries. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Under normal circumstances, the fund will invest in a broad range of companies across a broad range of countries. The fund may invest in companies of any market capitalization. The fund may trade securities actively.

The fund chooses the equity securities in which it invests using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies. Each strategy includes one or more specific portfolio management approaches that independently seek to provide total return. The fund does not allocate a set percentage to any specific strategy but instead seeks a flexible and diversified fund profile that maintains a significant allocation of investments across all three strategies. The three broad strategies the fund will pursue are:

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In the aggregate, managers will invest in companies across a range of market capitalizations, industries and countries.

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies, market capitalizations and countries that managers believe have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in a diversified portfolio of equity securities covering a broad range of industries, companies market capitalizations and countries that managers believe are undervalued and have the potential for appreciation.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

8

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

9

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.76%	0.74%	0.75%
Total annual operating expenses	2.01%	2.74%	2.75%
Less: Contractual expense reimbursement(3)	0.36%	0.34%	0.35%
Net annual operating expenses(3)	1.65%	2.40%	2.40%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.65%, 2.40% and 2.40%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

10

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 709	$ 743	$ 343
Year 3	$ 1,113	$ 1,118	$ 820

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 709	$ 243	$ 243
Year 3	$ 1,113	$ 818	$ 820

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For the fiscal year ended October 31, 2008, The Hartford Diversified International Fund paid HIFSCO an effective management fee equal to 1.00% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 1.000% of the first $500 million, 0.950% of the next $500 million, 0.900% of the next $4 billion, 0.8975% of the next $5 billion and 0.8950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Cheryl M. Duckworth, CFA, Senior Vice President and Director, Research Portfolios of Wellington Management coordinates a team of global industry analysts that are involved in portfolio management and securities analysis for the fund and has served in this capacity for the fund since its inception in June 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

David Elliott, CFA, Vice President and Director of Quantitative Portfolio Management of Wellington Management has been involved in portfolio management and securities analysis for the fund since December 2008. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Theodore B.P. Jayne, CFA, Vice President and Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception in June 2008 and for other clients of the firm for at least the past five years. Mr. Jayne joined Wellington Management as an investment professional in 1998.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception in June 2008 and for other clients of the firm for at least the past five years. Mr. Offit joined Wellington Management as an investment professional in 1997.

11

Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management has been involved in portfolio management and securities analysis for the fund since its inception in June 2008 and for other clients of the firm for at least the past five years. Ms. Trojan joined Wellington Management as an investment professional in 1989.

12

THE HARTFORD GLOBAL EQUITY FUND

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund’s diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The fund may trade securities actively.

PROPOSED REORGANIZATIONS. At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) by the shareholders of the respective Acquired Fund.

If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.

13

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

14

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.72%	0.75%	0.76%
Total annual operating expenses	1.92%	2.70%	2.71%
Less: Contractual expense reimbursement(3)	0.27%	0.30%	0.31%
Net annual operating expenses(3)	1.65%	2.40%	2.40%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.65%, 2.40% and 2.40%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs

15

may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 709	$ 743	$ 343
Year 3	$ 1,095	$ 1,110	$ 812
Year 5	$ 1,506	$ 1,603	$ 1,407
Year 10	$ 2,649	$ 2,822	$ 3,019

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 709	$ 243	$ 243
Year 3	$ 1,095	$ 810	$ 812
Year 5	$ 1,506	$ 1,403	$ 1,407
Year 10	$ 2,649	$ 2,822	$ 3,019

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Global Equity Fund paid HIFSCO an effective management fee equal to 0.95% of the fund’s average daily net assets

The management fee set forth in the fund’s investment advisory agreement is 0.950% of the first $500 million, 0.900% of the next $500 million, 0.850% of the next $4 billion, 0.8475% of the next $5 billion and 0.845% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since its inception in March 2008 and for other clients of the firm for at least the past five years. Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since its inception in March 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

16

THE HARTFORD GLOBAL GROWTH FUND

INVESTMENT GOAL. The Hartford Global Growth Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund’s investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund’s assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

17

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not

18

indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 31.85% (4th quarter, 1999) and the lowest quarterly return was

-26.93% (4th quarter, 2008)

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-55.25%	-5.40%	-0.84%
Class A Return After Taxes on Distributions	-55.25%	-6.08%	-1.28%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-35.91%	-4.33%	-0.65%
Class B Return Before Taxes	-55.23%	-5.31%	-0.86%
Class C Return Before Taxes	-53.48%	-5.00%	-0.96%
Morgan Stanley Capital International World Growth Index (reflects no deduction for fees, expenses or taxes)	-40.90%	-0.84%	-2.29%

Index: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

19

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.82%	0.82%	0.82%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.42%	0.60%	0.34%
Total annual operating expenses	1.49%	2.42%	2.16%
Less: Contractual expense reimbursement (3)	0.06%	0.41%	None
Net annual operating expenses(3)	1.43%	2.01%	2.16%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.48%, 2.23% and 2.23%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

20

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 688	$ 704	$ 319
Year 3	$ 990	$ 1,015	$ 676
Year 5	$ 1,313	$ 1,454	$ 1,159
Year 10	$ 2,227	$ 2,494	$ 2,493

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 688	$ 204	$ 219
Year 3	$ 990	$ 715	$ 676
Year 5	$ 1,313	$ 1,254	$ 1,159
Year 10	$ 2,227	$ 2,494	$ 2,493

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Global Growth Fund paid HIFSCO an effective management fee equal to 0.82% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management (2000 – 2005).

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

21

THE HARTFORD INTERNATIONAL GROWTH FUND

INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (“MSCI EAFE Growth Index”) is researched by the team and global industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

22

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not

23

indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 25.04% (2nd quarter, 2003) and the lowest quarterly return was

-27.32% (3rd quarter, 2008).

Average annual total returns for periods ending 12/31/08(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 04/30/01)
Class A Return Before Taxes	-59.14%	-4.36%	-2.52%
Class A Return After Taxes on Distributions	-59.14%	-5.61%	-3.37%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-38.44%	-3.67%	-2.13%
Class B Return Before Taxes	-59.21%	-4.27%	-2.51%
Class C Return Before Taxes	-57.52%	-3.98%	-2.51%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	-42.46%	1.77%	0.42%

Index: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

24

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.33%	0.49%	0.31%
Total annual operating expenses	1.48%	2.39%	2.21%
Less: Contractual expense reimbursement (3)	None	0.14%	None
Net annual operating expenses(3)	1.48%	2.25%	2.21%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

25

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 692	$ 728	$ 324
Year 3	$ 992	$ 1,032	$ 691
Year 5	$ 1,314	$ 1,463	$ 1,185
Year 10	$ 2,221	$ 2,489	$ 2,544

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 692	$ 228	$ 224
Year 3	$ 992	$ 732	$ 691
Year 5	$ 1,314	$ 1,263	$ 1,185
Year 10	$ 2,221	$ 2,489	$ 2,544

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford International Growth Fund paid HIFSCO an effective management fee equal to 0.90% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

26

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World ex US Index (“MSCI AC World ex US Index”). As of December 31, 2008, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $178 million and $201 billion. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

27

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

28

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 22.28% (4th quarter, 1999) and the lowest quarterly return was

-22.43% (3rd quarter, 2002).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-45.90%	2.43%	1.23%
Class A Return After Taxes on Distributions	-46.35%	1.29%	0.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-29.84%	1.89%	0.79%
Class B Return Before Taxes	-45.89%	2.58%	1.21%
Class C Return Before Taxes	-43.74%	2.82%	1.02%
MSCI AC (All Country) World Free ex US Index (reflects no deduction for fees, expenses or taxes)	-45.24%	3.00%	2.27%

Index: The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

29

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.37%	0.60%	0.35%
Total annual operating expenses	1.47%	2.45%	2.20%
Less: Contractual expense reimbursement (3)	None	0.34%	None
Net annual operating expenses(3)	1.47%	2.11%	2.20%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.57%, 2.32% and 2.32%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

30

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 691	$ 714	$ 323
Year 3	$ 989	$ 1,031	$ 688
Year 5	$ 1,309	$ 1,475	$ 1,180
Year 10	$ 2,211	$ 2,517	$ 2,534

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 691	$ 214	$ 223
Year 3	$ 989	$ 731	$ 688
Year 5	$ 1,309	$ 1,275	$ 1,180
Year 10	$ 2,211	$ 2,517	$ 2,534

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford International Opportunities Fund paid HIFSCO an effective management fee equal to 0.85% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.850% of the first $500 million, 0.750% of the next $500 million, 0.700% of the next $4 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

31

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small-capitalization companies. The fund defines small capitalization companies as companies with a market capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm’s proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the issuer’s region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

•	a well-articulated business plan,
•	experienced management,
•	a sustainable competitive advantage, and
•	strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased

32

price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods

33

presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 23.04% (2nd quarter, 2003) and the lowest quarterly return was

-25.27% (3rd quarter, 2008).

34

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 04/30/01)
Class A Return Before Taxes	-46.31%	0.32%	4.34%
Class A Return After Taxes on Distributions	-46.31%	-2.53%	2.08%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-30.10%	-0.65%	2.92%
Class B Return Before Taxes	-46.31%	0.52%	4.49%
Class C Return Before Taxes	-44.19%	0.70%	4.33%
S&P/Citigroup Extended Market Euro-Pacific Index	-46.62%	3.03%	5.71%
(reflects no deduction for fees, expenses or taxes)	-46.31%	0.32%	4.34%

Index: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.37%	0.63%	0.38%
Total annual operating expenses	1.52%	2.53%	2.28%
Less: Contractual expense reimbursement (3)	None	0.40%	None
Net annual operating expenses(3)	1.52%	2.13%	2.28%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)	HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent

35

necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 696	$ 716	$ 331
Year 3	$ 1,004	$ 1,050	$ 712
Year 5	$ 1,333	$ 1,510	$ 1,220
Year 10	$ 2,263	$ 2,587	$ 2,615

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 696	$ 216	$ 231
Year 3	$ 1,004	$ 750	$ 712
Year 5	$ 1,333	$ 1,310	$ 1,220
Year 10	$ 2,263	$ 2,587	$ 2,615

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford International Small Company Fund paid HIFSCO an effective management fee equal to 0.90% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

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Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past five years. Mr. Maguire joined Wellington Management as an investment professional in 2004.

The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

39

particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

40

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

41

•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

44

techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

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services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

51

LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

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representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

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distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

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Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Diversified International Fund
From (commencement of operations) June 30, 2008, through October 31, 2008
Class A	$10.00	$0.01	$—	$(4.13)	$(4.12)	$—	$—	$—	$—	$(4.12)	$5.88	(41.20)%(f)	$2,528	2.01%(e)	1.57%(e)	1.57%(e)	0.26%(e)	67%
Class B	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30)(f)	591	2.74(e)	2.31(e)	2.31(e)	(0.48)(e)	—
Class C	10.00	(0.01)	—	(4.12)	(4.13)	—	—	—	—	(4.13)	5.87	(41.30)(f)	611	2.75(e)	2.32(e)	2.32(e)	(0.49)(e)	—
The Hartford Global Equity Fund
From (commencement of operations) February 29, 2008, through October 31, 2008
Class A	10.00	0.05	—	(3.50)	(3.45)	—	—	—	—	(3.45)	6.55	(34.50)(f)	12,746	1.92(e)	1.56(e)	1.56(e)	0.78(e)	56
Class B	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51	(34.90)(f)	223	2.70(e)	2.34(e)	2.34(e)	0.03(e)	—
Class C	10.00	—	—	(3.49)	(3.49)	—	—	—	—	(3.49)	6.51	(34.90)(f)	225	2.71(e)	2.34(e)	2.34(e)	0.02(e)	—
The Hartford Global Growth Fund
For the Year Ended October 31, 2008(g)
Class A	24.97	(0.03)	—	(11.78)	(11.81)	—	(2.66)	—	(2.66)	(14.47)	10.50	(52.57)	212,910	1.49	1.43	1.43	(0.18)	82
Class B	23.27	(0.14)	—	(10.83)	(10.97)	—	(2.66)	—	(2.66)	(13.63)	9.64	(52.83)	23,614	2.42	2.01	2.01	(0.79)	—
Class C	23.40	(0.16)	—	(10.90)	(11.06)	—	(2.66)	—	(2.66)	(13.72)	9.68	(52.94)	30,334	2.16	2.16	2.16	(0.92)	—
For the Year Ended October 31, 2007
Class A	19.35	(0.14)	0.05	6.69	6.60	—	(0.98)	—	(0.98)	5.62	24.97	35.85(h)	492,466	1.48	1.48	1.48	(0.62)	85
Class B	18.23	(0.32)	0.06	6.28	6.02	—	(0.98)	—	(0.98)	5.04	23.27	34.81(h)	78,931	2.40	2.19	2.19	(1.33)	—
Class C	18.31	(0.28)	0.05	6.30	6.07	—	(0.98)	—	(0.98)	5.09	23.40	34.94(h)	75,742	2.15	2.15	2.15	(1.29)	—
For the Year Ended October 31, 2006(g)
Class A	16.80	(0.05)	—	2.81	2.76	(0.02)	(0.19)	—	(0.21)	2.55	19.35	16.58	417,840	1.53	1.48	1.48	(0.25)	125
Class B	15.93	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.23	15.80	74,805	2.44	2.18	2.18	(0.95)	—
Class C	16.01	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.31	15.72	66,121	2.20	2.20	2.20	(0.98)	—
For the Year Ended October 31, 2005
Class A	16.49	0.08	—	0.23	0.31	—	—	—	—	0.31	16.80	1.88	419,648	1.58	1.48	1.48	0.41	270
Class B	15.77	(0.08)	—	0.24	0.16	—	—	—	—	0.16	15.93	1.02	78,986	2.51	2.35	2.35	(0.45)	—
Class C	15.84	(0.06)	—	0.23	0.17	—	—	—	—	0.17	16.01	1.07	71,623	2.25	2.25	2.25	(0.34)	—
For the Year Ended October 31, 2004
Class A	13.96	(0.06)	—	2.59	2.53	—	—	—	—	2.53	16.49	18.12	466,013	1.62	1.62	1.62	(0.36)	271
Class B	13.45	(0.17)	—	2.49	2.32	—	—	—	—	2.32	15.77	17.25	90,179	2.52	2.35	2.35	(1.09)	—
Class C	13.49	(0.15)	—	2.50	2.35	—	—	—	—	2.35	15.84	17.42	87,518	2.24	2.24	2.24	(0.98)	—

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford International Growth Fund
For the Year Ended October 31, 2008(g)
Class A	$18.93	$0.05	$—	$(9.50)	$(9.45)	$—	$(2.41)	$—	$(2.41)	$(11.86)	$7.07	(56.94)%	$181,826	1.48%	1.48%	1.48%	0.36%	359%
Class B	18.08	(0.05)	—	(8.97)	(9.02)	—	(2.41)	—	(2.41)	(11.43)	6.65	(57.28)	19,208	2.39	2.25	2.25	(0.40)	—
Class C	18.10	(0.05)	—	(8.98)	(9.03)	—	(2.41)	—	(2.41)	(11.44)	6.66	(57.27)	24,658	2.21	2.21	2.21	(0.37)	—
For the Year Ended October 31, 2007(g)
Class A	14.93	0.02	—	5.35	5.37	(0.01)	(1.36)	—	(1.37)	4.00	18.93	39.31(h)	431,193	1.49	1.49	1.49	0.14	242
Class B	14.42	(0.11)	—	5.13	5.02	—	(1.36)	—	(1.36)	3.66	18.08	38.11(h)	51,577	2.36	2.33	2.33	(0.73)	—
Class C	14.42	(0.09)	—	5.13	5.04	—	(1.36)	—	(1.36)	3.68	18.10	38.27(h)	65,982	2.20	2.20	2.20	(0.61)	—
For the Year Ended October 31, 2006(g)
Class A	12.14	0.02	—	2.96	2.98	(0.05)	(0.14)	—	(0.19)	2.79	14.93	24.85	213,186	1.70	1.60	1.60	0.12	165
Class B	11.77	(0.08)	—	2.87	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95	33,252	2.56	2.30	2.30	(0.59)	—
Class C	11.77	(0.09)	—	2.88	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95	43,336	2.40	2.35	2.35	(0.65)	—
For the Year Ended October 31, 2005
Class A	11.59	0.07	—	0.48	0.55	—	—	—	—	0.55	12.14	4.74	131,430	1.77	1.60	1.60	0.66	183
Class B	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98	22,304	2.66	2.35	2.35	(0.09)	—
Class C	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98	29,486	2.49	2.35	2.35	(0.07)	—
For the Year Ended October 31, 2004(g)
Class A	9.62	(0.01)	—	2.03	2.02	—	(0.05)	—	(0.05)	1.97	11.59	21.14	50,051	1.91	1.65	1.65	(0.10)	200
Class B	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33	8,968	2.83	2.35	2.35	(0.80)	—
Class C	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33	12,906	2.63	2.35	2.35	(0.79)	—
The Hartford International Opportunities Fund
For the Year Ended October 31, 2008(g)
Class A	21.79	0.19	—	(8.49)	(8.30)	(0.06)	(3.20)	—	(3.26)	(11.56)	10.23	(44.50)	151,147	1.47	1.47	1.47	1.23	150
Class B	20.34	0.07	—	(7.81)	(7.74)	—	(3.20)	—	(3.20)	(10.94)	9.40	(44.86)	17,068	2.45	2.11	2.11	0.50	—
Class C	20.16	0.08	—	(7.75)	(7.67)	—	(3.20)	—	(3.20)	(10.87)	9.29	(44.92)	23,743	2.20	2.20	2.20	0.54	—
For the Year Ended October 31, 2007
Class A	16.13	0.05	—	6.10	6.15	(0.06)	(0.43)	—	(0.49)	5.66	21.79	39.15(h)	241,239	1.49	1.49	1.49	0.31	147
Class B	15.14	(0.07)	—	5.70	5.63	—	(0.43)	—	(0.43)	5.20	20.34	38.17(h)	37,545	2.46	2.18	2.18	(0.39)	—
Class C	15.01	(0.07)	—	5.65	5.58	—	(0.43)	—	(0.43)	5.15	20.16	38.17(h)	31,076	2.21	2.21	2.21	(0.42)	—
For the Year Ended October 31, 2006(g)
Class A	13.13	0.13	—	2.92	3.05	(0.05)	—	—	(0.05)	3.00	16.13	23.25	159,087	1.61	1.57	1.57	0.84	102
Class B	12.35	0.03	—	2.76	2.79	—	—	—	—	2.79	15.14	22.59	29,125	2.56	2.15	2.15	0.24	—
Class C	12.27	0.01	—	2.73	2.74	—	—	—	—	2.74	15.01	22.33	20,782	2.33	2.33	2.33	0.06	—
For the Year Ended October 31, 2005
Class A	11.22	0.05	—	1.86	1.91	—	—	—	—	1.91	13.13	17.02	102,393	1.72	1.57	1.57	0.42	119
Class B	10.64	(0.04)	—	1.75	1.71	—	—	—	—	1.71	12.35	16.07	23,940	2.68	2.35	2.35	(0.36)	—
Class C	10.57	(0.04)	—	1.74	1.70	—	—	—	—	1.70	12.27	16.08	16,896	2.42	2.35	2.35	(0.37)	—
For the Year Ended October 31, 2004
Class A	9.66	0.03	—	1.54	1.57	(0.01)	—	—	(0.01)	1.56	11.22	16.20	87,348	1.83	1.65	1.65	0.33	143
Class B	9.22	(0.05)	—	1.47	1.42	—	—	—	—	1.42	10.64	15.40	23,301	2.77	2.35	2.35	(0.39)	—
Class C	9.16	(0.05)	—	1.46	1.41	—	—	—	—	1.41	10.57	15.39	15,749	2.48	2.35	2.35	(0.38)	—

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford International Small Company Fund
For the Year Ended October 31, 2008(g)
Class A	$17.99	$0.10	$—	$(8.53)	$(8.43)	$(0.16)	$(1.95)	$—	$(2.11)	$(10.54)	$7.45	(52.67)%	$48,739	1.52%	1.52%	1.52%	0.79%	121%
Class B	17.35	0.02	—	(8.20)	(8.18)	(0.06)	(1.95)	—	(2.01)	(10.19)	7.16	(52.96)	7,392	2.53	2.13	2.13	0.18	—
Class C	17.16	—	—	(8.08)	(8.08)	(0.07)	(1.95)	—	(2.02)	(10.10)	7.06	(53.00)	10,563	2.28	2.28	2.28	0.02	—
For the Year Ended October 31, 2007
Class A	16.19	0.03	—	3.92	3.95	(0.15)	(2.00)	—	(2.15)	1.80	17.99	27.90	153,290	1.49	1.49	1.49	0.33	96
Class B	15.72	(0.05)	—	3.76	3.71	(0.08)	(2.00)	—	(2.08)	1.63	17.35	26.97	19,562	2.44	2.26	2.26	(0.47)	—
Class C	15.55	(0.02)	—	3.69	3.67	(0.06)	(2.00)	—	(2.06)	1.61	17.16	26.98	33,033	2.23	2.23	2.23	(0.43)	—
For the Year Ended October 31, 2006(g)
Class A	14.27	0.08	—	3.62	3.70	(0.25)	(1.53)	—	(1.78)	1.92	16.19	29.36	69,998	1.74	1.60	1.60	0.56	107
Class B	13.91	(0.01)	—	3.51	3.50	(0.16)	(1.53)	—	(1.69)	1.81	15.72	28.51	11,960	2.66	2.24	2.24	(0.08)	—
Class C	13.78	(0.03)	—	3.48	3.45	(0.15)	(1.53)	—	(1.68)	1.77	15.55	28.35	18,486	2.43	2.35	2.35	(0.22)	—
For the Year Ended October 31, 2005
Class A	13.44	0.06	—	2.25	2.31	—	(1.48)	—	(1.48)	0.83	14.27	18.90	34,896	1.82	1.60	1.60	0.71	112
Class B	13.23	—	—	2.16	2.16	—	(1.48)	—	(1.48)	0.68	13.91	17.96	6,101	2.78	2.35	2.35	(0.02)	—
Class C	13.12	(0.01)	—	2.15	2.14	—	(1.48)	—	(1.48)	0.66	13.78	17.96	12,614	2.46	2.35	2.35	(0.06)	—
For the Year Ended October 31, 2004
Class A	12.93	0.07	—	1.31	1.38	—	(0.87)	—	(0.87)	0.51	13.44	11.39	23,934	1.99	1.65	1.65	0.90	119
Class B	12.82	0.02	—	1.26	1.28	—	(0.87)	—	(0.87)	0.41	13.23	10.62	3,726	2.89	2.35	2.35	0.15	—
Class C	12.72	0.03	—	1.24	1.27	—	(0.87)	—	(0.87)	0.40	13.12	10.63	10,072	2.60	2.35	2.35	0.27	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 83 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Per share amounts have been calculated using average shares outstanding method.
(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 84.

82

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008		Year ended October 31, 2007	Year ended October 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Diversified International Fund
Class A Shares	1.57%	(j)
Class B Shares	2.30%	(j)
Class C Shares	2.31%	(j)
Global Equity Fund
Class A Shares	1.56%	(i)
Class B Shares	2.33%	(i)
Class C Shares	2.34%	(i)
Global Growth Fund
Class A Shares	1.43%		1.47%	1.45%	1.36%	1.53%
Class B Shares	2.01%		2.18%	2.15%	2.23%	2.26%
Class C Shares	2.16%		2.14%	2.18%	2.13%	2.15%
International Growth Fund
Class A Shares	1.47%		1.48%	1.56%	1.53%	1.59%
Class B Shares	2.24%		2.32%	2.26%	2.28%	2.29%
Class C Shares	2.20%		2.19%	2.31%	2.28%	2.28%
International Opportunities Fund
Class A Shares	1.47%		1.49%	1.54%	1.52%	1.60%
Class B Shares	2.11%		2.18%	2.12%	2.30%	2.30%
Class C Shares	2.20%		2.21%	2.30%	2.30%	2.30%
International Small Company Fund
Class A Shares	1.52%		1.49%	1.58%	1.55%	1.60%
Class B Shares	2.13%		2.25%	2.22%	2.30%	2.30%
Class C Shares	2.28%		2.23%	2.33%	2.30%	2.29%

(a) From February 29, 2008 (commencement of operations), through October 31, 2008.
(b) From June 30, 2008 (commencement of operations), through October 31, 2008.

83

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Transfer Agent Allocation Methodology Reimbursements for the Year Ended October 31, 2004	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2004

Global Growth Fund Class A	0.26%	—	35.50%	—	—
Global Growth Fund Class B	0.27%	—	34.45%	—	—
Global Growth Fund Class C	0.27%	—	34.58%	—	—
International Growth Fund Class A	—	—	39.31%	—	—
International Growth Fund Class B	—	—	38.11%	—	—
International Growth Fund Class C	—	—	38.27%	—	—
International Opportunities Fund Class A	0.01%	—	39.14%	—	—
International Opportunities Fund Class B	0.01%	—	38.16%	—	—
International Opportunities Fund Class C	0.01%	—	38.16%	—	—

84

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Diversified International Fund	A	1563	41664L385	HDVAX
The Hartford Diversified International Fund	B	1564	41664L377	HDVBX
The Hartford Diversified International Fund	C	1565	41664L369	HDVCX
The Hartford Global Equity Fund	A	1574	41664L484	HLEAX
The Hartford Global Equity Fund	B	1575	41664L476	HLEBX
The Hartford Global Equity Fund	C	1576	41664L468	HLECX
The Hartford Global Growth Fund	A	206	416645539	HALAX
The Hartford Global Growth Fund	B	285	416645521	HGLBX
The Hartford Global Growth Fund	C	291	416645513	HGLCX
The Hartford International Growth Fund	A	1273	416645182	HNCAX
The Hartford International Growth Fund	B	1274	416645174	HNCBX
The Hartford International Growth Fund	C	1275	416645166	HNCCX
The Hartford International Opportunities Fund	A	207	416645703	IHOAX
The Hartford International Opportunities Fund	B	208	416645802	HIOBX
The Hartford International Opportunities Fund	C	239	416645620	HIOCX
The Hartford International Small Company Fund	A	1277	416645158	HNSAX
The Hartford International Small Company Fund	B	1278	416645141	HNSBX
The Hartford International Small Company Fund	C	1279	416645133	HNSCX

85

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

86

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these

securities or passed

upon the adequacy of this

Prospectus. Any representation

To the contrary is a criminal offense.

The Hartford Sector Funds

The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Global Communications Fund	8
The Hartford Global Financial Services Fund	14
The Hartford Global Health Fund	20
The Hartford Global Technology Fund	26
Investment Strategies and Risks	33
The Investment Manager and Sub-Advisers	41
Classes of Shares	43
Distribution Arrangements	50
How To Buy And Sell Shares	55
Fund Distributions and Tax Matters	71
Financial Highlights	74
Fees Paid Indirectly	77
Payments from Affiliate	78
Fund Code, CUSIP Number and Symbol	79
For More Information	80

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

5

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

6

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

7

THE HARTFORD GLOBAL COMMUNICATIONS FUND

PROPOSED REORGANIZATIONS. At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

In connection with the mergers, effective as of the close of business on or about April 30, 2009, all shares of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to each Acquired Fund. If approved, each Reorganization is expected to occur on or about August 28, 2009.

If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.

A proxy statement containing detailed information concerning each Reorganization is expected to be mailed to the Acquired Funds’ shareholders in May 2009, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O. Box 64387, St. Paul, MN 55164-0387.

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management uses its in-depth

8

knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

•	the current market price of its stock is at the low end of its historical relative valuation range, or
•	a positive change in operating results is anticipated but not yet reflected in the price of its stock, or
•	unrecognized or undervalued assets exist, and
•	management has demonstrated that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

•	its target price is achieved,
•	expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer’s business prospects, or
•	equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Industry Concentration Risk - The fund’s investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in one of those sectors.

9

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

10

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 29.43% (4th quarter, 2002) and the lowest quarterly return was

-25.33% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 10/31/00)
Class A Return Before Taxes	-51.71%	0.49%	-7.17%
Class A Return After Taxes on Distributions	-52.60%	-0.29%	-7.62%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-33.62%	0.19%	-5.94%
Class B Return Before Taxes	-51.66%	0.57%	-7.16%
Class C Return Before Taxes	-49.81%	0.84%	-7.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-3.75%
MSCI AC (All Country) World Telecommunication Services Index (reflects no deduction for fees, expenses or taxes)	-35.01%	4.99%	-3.51%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector

11

across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.51%	0.63%	0.47%
Total annual operating expenses	1.66%	2.53%	2.37%
Less: Contractual expense reimbursement (3)	0.06%	0.29%	0.02%
Net annual operating expenses(3)	1.60%	2.24%	2.35%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

12

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 704	$ 727	$ 338
Year 3	$ 1,039	$ 1,060	$ 738
Year 5	$ 1,397	$ 1,520	$ 1,264
Year 10	$ 2,403	$ 2,630	$ 2,705

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 704	$ 227	$ 238
Year 3	$ 1,039	$ 760	$ 738
Year 5	$ 1,397	$ 1,320	$ 1,264
Year 10	$ 2,403	$ 2,630	$ 2,705

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Global Communications Fund paid HIFSCO an effective management fee equal to 0.90% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Archana Basi, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager for the fund since 2008; prior to that, Ms. Basi was member of a team of global industry analysts involved in portfolio management and securities analysis for the fund since 2002. Ms. Basi joined Wellington Management as an investment professional in 2001.

13

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

PROPOSED REORGANIZATIONS. At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

In connection with the mergers, effective as of the close of business on or about April 30, 2009, all shares of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to each Acquired Fund. If approved, each Reorganization is expected to occur on or about August 28, 2009.

If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.

A proxy statement containing detailed information concerning each Reorganization is expected to be mailed to the Acquired Funds’ shareholders in May 2009, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O. Box 64387, St. Paul, MN 55164-0387.

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world’s market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund’s investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management

14

quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this “bottom-up” approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

•	management focuses on rewarding shareholders,
•	market expectations of future earnings are too low,
•	market value does not reflect the fact that earnings are understated due to conservative accounting,
•	market value does not reflect the true value of the issuer’s component businesses and there is some reason to believe that this disparity will not persist,
•	it is an outstanding company but the stock is available at an average price because of the market’s temporary indifference to quality, or
•	its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

•	its issuer’s management no longer appears to promote shareholder value,
•	market expectations of future earnings are too high,
•	it can sell the security of an outstanding company at a significant premium,
•	market value exceeds the true value of the issuer’s component businesses,
•	market value does not reflect the fact that earnings are overstated due to aggressive accounting,
•	market value does not reflect the risk of potential problems in an important business component, or
•	more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Industry Concentration Risk - The fund’s investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in one of those sectors.

15

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

16

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 17.12% (2nd quarter, 2003) and the lowest quarterly return was

-24.84% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 10/31/00)
Class A Return Before Taxes	-46.01%	-6.29%	-3.43%
Class A Return After Taxes on Distributions	-46.70%	-7.35%	-4.14%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-29.94%	-5.16%	-2.82%
Class B Return Before Taxes	-45.75%	-6.08%	-3.38%
Class C Return Before Taxes	-43.78%	-5.91%	-3.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-3.75%
MSCI Finance ex Real Estate Index (reflects no deduction for fees, expenses or taxes)	-54.35%	-7.66%	-4.65%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent

17

85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.49%	0.88%	0.58%
Total annual operating expenses	1.64%	2.78%	2.48%
Less: Contractual expense reimbursement (3)	0.04%	0.74%	0.13%
Net annual operating expenses(3)	1.60%	2.04%	2.35%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

18

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 704	$ 707	$ 338
Year 3	$ 1,035	$ 1,092	$ 760
Year 5	$ 1,389	$ 1,604	$ 1,309
Year 10	$ 2,384	$ 2,780	$ 2,806

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 704	$ 207	$ 238
Year 3	$ 1,035	$ 792	$ 760
Year 5	$ 1,389	$ 1,404	$ 1,309
Year 10	$ 2,384	$ 2,780	$ 2,806

MANAGEMENT FEES. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Global Financial Services Fund paid HIFSCO an effective management fee equal to 0.90% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Mark T. Lynch, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager for the fund since 2006; prior to that, Mr. Lynch was a member of a team of global industry analysts who had managed the fund since its inception in 2000. Mr. Lynch joined Wellington Management as an investment professional in 1994.

19

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund’s investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country.

The fund’s approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

•	the company’s business franchise is temporarily mispriced,
•	the market under-values the new product pipelines,
•	the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or
•	the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

•	target prices are achieved,
•	fundamental expectations are not met,
•	a company’s prospects become less appealing, or
•	equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

20

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Industry Concentration Risk - The fund’s investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in one of those sectors.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not

21

include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 22.15% (2nd quarter, 2003) and the lowest quarterly return was

-17.06% (4th quarter, 2008).

22

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE05/01/00)
Class A Return Before Taxes	-29.61%	0.50%	6.02%
Class A Return After Taxes on Distributions	-30.14%	-0.53%	5.03%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-18.60%	0.29%	4.95%
Class B Return Before Taxes	-29.62%	0.56%	5.98%
Class C Return Before Taxes	-26.71%	0.91%	5.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-23.58%	0.77%	1.65%(1)
S&P North American Health Care Sector Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-3.65%(1)

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P North American Health Care Sector Index (formerly known as the S&P GSSI Healthcare Index) is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.88%	0.88%	0.88%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.28%	0.44%	0.27%
Total annual operating expenses	1.41%	2.32%	2.15%
Less: Contractual expense reimbursement (3)	None	0.08%	None
Net annual operating expenses(3)	1.41%	2.24%	2.15%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

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(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 686	$ 727	$ 318
Year 3	$ 972	$ 1,017	$ 673
Year 5	$ 1,279	$ 1,433	$ 1,154
Year 10	$ 2,148	$ 2,422	$ 2,483

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 686	$ 227	$ 218
Year 3	$ 972	$ 717	$ 673
Year 5	$ 1,279	$ 1,233	$ 1,154
Year 10	$ 2,148	$ 2,422	$ 2,483

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Global Health Fund paid HIFSCO an effective management fee equal to 0.88% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

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PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector. Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

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THE HARTFORD GLOBAL TECHNOLOGY FUND

PROPOSED REORGANIZATIONS. At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reorganizations (each, a “Reorganization”) of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund (each, an “Acquired Fund”) with and into The Hartford Global Equity Fund (the “Acquiring Fund”).

In connection with the mergers, effective as of the close of business on or about April 30, 2009, all shares of The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors has called for a Special Meeting of Shareholders of each Acquired Fund (the “Meeting”) to be held on or about August 4, 2009, for the purpose of seeking the approval of an Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to each Acquired Fund. If approved, each Reorganization is expected to occur on or about August 28, 2009.

If each Reorganization Agreement is approved by the shareholders of the respective Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the respective Reorganization.

A proxy statement containing detailed information concerning each Reorganization is expected to be mailed to the Acquired Funds’ shareholders in May 2009, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O. Box 64387, St. Paul, MN 55164-0387.

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, Internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country.

The focus of the fund’s investment process is stock selection through fundamental analysis. The fund’s approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management’s evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a

26

company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management’s opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector’s attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management’s opinion, one or more of the following attributes:

•	a positive change in operating results is anticipated,
•	unrecognized or undervalued capabilities are present, or
•	the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

•	target prices are achieved,
•	earnings and/or return expectations are reduced due to fundamental changes in the company’s operating outlook, or
•	more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Industry Concentration Risk - The fund’s investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of loss should adverse economic developments occur in one of those sectors.

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Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 40.52% (4th quarter, 2001) and the lowest quarterly return was

–38.41% (3rd quarter, 2001).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 05/01/00)
Class A Return Before Taxes	-50.76%	-7.46%	-12.16%
Class A Return After Taxes on Distributions	-50.76%	-7.47%	-12.22%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-32.99%	-6.19%	-9.39%
Class B Return Before Taxes	-50.84%	-7.40%	-12.15%
Class C Return Before Taxes	-48.84%	-7.18%	-12.29%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-43.33%	-5.38%	-13.18%(1)
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-3.65%(1)

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P North American Technology Sector Index (formerly known as the S&P GSTI Index) is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the

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index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.69%	0.88%	0.56%
Total annual operating expenses	1.84%	2.78%	2.46%
Less: Contractual expense reimbursement (3)	0.44%	0.82%	0.19%
Net annual operating expenses(3)	1.40%	1.96%	2.27%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs

30

may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 685	$ 699	$ 330
Year 3	$ 1,056	$ 1,085	$ 748
Year 5	$ 1,452	$ 1,597	$ 1,293
Year 10	$ 2,556	$ 2,823	$ 2,782

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 685	$ 199	$ 230
Year 3	$ 1,056	$ 785	$ 748
Year 5	$ 1,452	$ 1,397	$ 1,293
Year 10	$ 2,556	$ 2,823	$ 2,782

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Global Technology Fund paid HIFSCO an effective management fee equal to 0.90% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $500 million, 0.850% of the next $500 million, 0.800% of the next $4 billion, 0.7975% of the next $5 billion and 0.795% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the software and internet sectors. Mr. Simpson joined Wellington Management as an investment professional in 1995.

It is anticipated that on June 30, 2009, Mr. Simpson will withdraw from the Wellington Management partnership. Accordingly prior to June 30, 2009, Mr. Simpson’s responsibilities with respect to the fund will be gradually transitioned to other members of the team until such time as Mr. Simpson is no longer involved in portfolio management and securities analysis for the fund.

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John F. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the communications equipment and components sectors. Mr. Averill joined Wellington Management as an investment professional in 1994.

Nicolas B. Boullet, Assistant Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis of the fund since October 2008 and for clients of the firm for the past four years, focused primarily on the mid-cap business services, education companies, and other selected technology stock sectors. Mr. Boullet joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he held various positions at Ingenio, a technology start-up firm in San Francisco (2000 – 2003).

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the business information technology and computer services sectors. Mr. Glazer joined Wellington Management as an investment professional in 1997.

Anita M. Killian, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors. Ms. Killian joined Wellington Management as an investment professional in 2000.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

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particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

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•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

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•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

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techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

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services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

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Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

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Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

55

representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

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distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

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Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Global Communications Fund
For the Year Ended October 31, 2008
Class A	$10.99	$0.28	$—	$(5.39)	$(5.11)	$(0.01)	$(0.48)	$—	$(0.49)	$(5.60)	$5.39	(48.60)%	$14,567	1.66%	1.60%	1.60%	2.75%	66%
Class B	10.61	0.20	—	(5.17)	(4.97)	—	(0.48)	—	(0.48)	(5.45)	5.16	(49.00)	2,920	2.53	2.24	2.24	2.10	—
Class C	10.59	0.21	—	(5.17)	(4.96)	—	(0.48)	—	(0.48)	(5.44)	5.15	(49.00)	4,274	2.37	2.35	2.35	1.90	—
For the Year Ended October 31, 2007
Class A	8.05	0.02	—	3.07	3.09	(0.13)	(0.02)	—	(0.15)	2.94	10.99	39.03(f)	29,950	1.61	1.60	1.60	0.30	102
Class B	7.81	(0.04)	—	2.97	2.93	(0.11)	(0.02)	—	(0.13)	2.80	10.61	38.02(f)	6,161	2.49	2.30	2.30	(0.40)	—
Class C	7.80	(0.01)	—	2.93	2.92	(0.11)	(0.02)	—	(0.13)	2.79	10.59	37.97(f)	11,019	2.34	2.34	2.34	(0.47)	—
For the Year Ended October 31, 2006
Class A	7.12	0.15	—	0.88	1.03	(0.10)	—	—	(0.10)	0.93	8.05	14.60	17,091	1.89	1.15	1.15	1.83	104
Class B	6.92	0.09	—	0.87	0.96	(0.07)	—	—	(0.07)	0.89	7.81	13.93	4,124	2.87	1.78	1.78	1.18	—
Class C	6.91	0.06	—	0.88	0.94	(0.05)	—	—	(0.05)	0.89	7.80	13.74	5,321	2.74	1.90	1.90	1.01	—
For the Year Ended October 31, 2005
Class A	5.48	0.09	—	1.60	1.69	(0.05)	—	—	(0.05)	1.64	7.12	31.01	15,986	2.01	1.51	1.51	1.75	45
Class B	5.34	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.92	29.92	2,815	3.22	2.26	2.26	1.02	—
Class C	5.33	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.91	29.97	2,765	2.94	2.25	2.25	1.08	—
For the Year Ended October 31, 2004(e)
Class A	4.67	0.06	—	0.75	0.81	—	—	—	—	0.81	5.48	17.34	8,929	1.93	1.65	1.65	1.08	85
Class B	4.58	0.02	—	0.74	0.76	—	—	—	—	0.76	5.34	16.59	1,482	3.32	2.35	2.35	0.37	—
Class C	4.57	0.02	—	0.74	0.76	—	—	—	—	0.76	5.33	16.63	1,306	2.97	2.35	2.35	0.43	—
The Hartford Global Financial Services Fund
For the Year Ended October 31, 2008(e)
Class A	14.16	0.20	—	(5.76)	(5.56)	(0.14)	(1.59)	—	(1.73)	(7.29)	6.87	(44.03)	16,849	1.64	1.60	1.60	2.10	132
Class B	13.87	0.16	—	(5.65)	(5.49)	(0.05)	(1.59)	—	(1.64)	(7.13)	6.74	(44.25)	2,662	2.78	2.04	2.04	1.69	—
Class C	13.82	0.13	—	(5.61)	(5.48)	(0.06)	(1.59)	—	(1.65)	(7.13)	6.69	(44.39)	4,267	2.48	2.35	2.35	1.43	—
For the Year Ended October 31, 2007
Class A	14.01	0.17	—	0.94	1.11	(0.11)	(0.85)	—	(0.96)	0.15	14.16	8.42(f)	24,420	1.61	1.60	1.60	1.31	104
Class B	13.74	0.10	—	0.90	1.00	(0.02)	(0.85)	—	(0.87)	0.13	13.87	7.75(f)	3,803	2.62	2.22	2.22	0.70	—
Class C	13.73	0.07	—	0.91	0.98	(0.04)	(0.85)	—	(0.89)	0.09	13.82	7.57(f)	5,164	2.43	2.35	2.35	0.58	—
For the Year Ended October 31, 2006
Class A	11.60	0.12	—	2.40	2.52	(0.11)	—	—	(0.11)	2.41	14.01	21.87	21,369	1.80	1.15	1.15	1.11	52
Class B	11.39	0.08	—	2.31	2.39	(0.04)	—	—	(0.04)	2.35	13.74	21.06	3,828	2.81	1.78	1.78	0.49	—
Class C	11.39	0.05	—	2.32	2.37	(0.03)	—	—	(0.03)	2.34	13.73	20.88	4,082	2.65	1.90	1.90	0.35	—
For the Year Ended October 31, 2005
Class A	10.44	0.11	—	1.18	1.29	(0.13)	—	—	(0.13)	1.16	11.60	12.39	13,958	1.88	1.51	1.51	0.91	33
Class B	10.26	0.01	—	1.18	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58	3,147	2.91	2.28	2.28	0.15	—
Class C	10.26	0.02	—	1.17	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58	2,769	2.77	2.27	2.27	0.16	—
For the Year Ended October 31, 2004(e)
Class A	9.71	0.12	—	0.69	0.81	(0.08)	—	—	(0.08)	0.73	10.44	8.42	12,910	1.78	1.65	1.65	1.17	85
Class B	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71	3,043	2.80	2.35	2.35	0.44	—
Class C	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71	2,459	2.68	2.35	2.35	0.44	—

75

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Global Health Fund
For the Year Ended October 31, 2008
Class A	$18.85	$(0.03)	$—	$(4.83)	$(4.86)	$—	$(1.30)	$—	$(1.30)	$(6.16)	$12.69	(27.59)%	$299,699	1.41%	1.41%	1.41%	(0.18)%	67%
Class B	17.67	(0.18)	—	(4.45)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.74	(28.17)	45,475	2.32	2.24	2.24	(1.02)	—
Class C	17.71	(0.14)	—	(4.49)	(4.63)	—	(1.30)	—	(1.30)	(5.93)	11.78	(28.10)	93,208	2.15	2.15	2.15	(0.92)	—
For the Year Ended October 31, 2007
Class A	17.84	(0.04)	—	1.73	1.69	—	(0.68)	—	(0.68)	1.01	18.85	9.96(f)	509,341	1.41	1.41	1.41	(0.25)	41
Class B	16.92	(0.20)	—	1.63	1.43	—	(0.68)	—	(0.68)	0.75	17.67	8.92(f)	82,932	2.30	2.29	2.29	(1.15)	—
Class C	16.93	(0.15)	—	1.61	1.46	—	(0.68)	—	(0.68)	0.78	17.71	9.11(f)	137,101	2.15	2.15	2.15	(0.99)	—
For the Year Ended October 31, 2006
Class A	16.50	(0.07)	—	2.41	2.34	—	(1.00)	—	(1.00)	1.34	17.84	14.96	370,285	1.61	1.60	1.60	(0.53)	30
Class B	15.81	(0.20)	—	2.31	2.11	—	(1.00)	—	(1.00)	1.11	16.92	14.10	80,574	2.45	2.32	2.32	(1.27)	—
Class C	15.81	(0.18)	—	2.30	2.12	—	(1.00)	—	(1.00)	1.12	16.93	14.17	97,956	2.31	2.31	2.31	(1.25)	—
For the Year Ended October 31, 2005
Class A	15.00	(0.08)	—	2.35	2.27	—	(0.77)	—	(0.77)	1.50	16.50	15.67	209,835	1.71	1.60	1.60	(0.55)	50
Class B	14.50	(0.20)	—	2.28	2.08	—	(0.77)	—	(0.77)	1.31	15.81	14.86	71,204	2.52	2.35	2.35	(1.30)	—
Class C	14.51	(0.19)	—	2.26	2.07	—	(0.77)	—	(0.77)	1.30	15.81	14.78	72,546	2.36	2.35	2.35	(1.30)	—
For the Year Ended October 31, 2004
Class A	13.80	(0.10)	—	1.36	1.26	—	(0.06)	—	(0.06)	1.20	15.00	9.21	170,672	1.81	1.65	1.65	(0.68)	41
Class B	13.43	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.50	8.49	66,035	2.55	2.35	2.35	(1.38)	—
Class C	13.44	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.51	8.49	61,390	2.37	2.35	2.35	(1.38)	—
The Hartford Global Technology Fund
For the Year Ended October 31, 2008
Class A	7.23	(0.04)	—	(3.35)	(3.39)	—	—	—	—	(3.39)	3.84	(46.89)	21,246	1.84	1.40	1.40	(0.56)	160
Class B	6.85	(0.08)	—	(3.15)	(3.23)	—	—	—	—	(3.23)	3.62	(47.15)	5,603	2.78	1.96	1.96	(1.13)	—
Class C	6.82	(0.08)	—	(3.15)	(3.23)	—	—	—	—	(3.23)	3.59	(47.36)	7,537	2.46	2.27	2.27	(1.44)	—
For the Year Ended October 31, 2007
Class A	5.67	(0.05)	—	1.61	1.56	—	—	—	—	1.56	7.23	27.51(f)	46,765	1.84	1.44	1.44	(0.87)	146
Class B	5.41	(0.09)	—	1.53	1.44	—	—	—	—	1.44	6.85	26.62(f)	14,552	2.74	2.05	2.05	(1.47)	—
Class C	5.40	(0.10)	—	1.52	1.42	—	—	—	—	1.42	6.82	26.30(f)	15,462	2.47	2.31	2.31	(1.75)	—
For the Year Ended October 31, 2006
Class A	4.97	(0.04)	—	0.74	0.70	—	—	—	—	0.70	5.67	14.08	33,424	2.10	1.36	1.36	(0.78)	144
Class B	4.77	(0.08)	—	0.72	0.64	—	—	—	—	0.64	5.41	13.42	12,729	2.96	1.99	1.99	(1.41)	—
Class C	4.77	(0.09)	—	0.72	0.63	—	—	—	—	0.63	5.40	13.21	11,521	2.71	2.24	2.24	(1.67)	—
For the Year Ended October 31, 2005
Class A	4.42	—	—	0.55	0.55	—	—	—	—	0.55	4.97	12.44	27,620	2.22	1.60	1.60	—	132
Class B	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45	12,409	3.05	2.35	2.35	(0.79)	—
Class C	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45	10,712	2.75	2.35	2.35	(0.65)	—
For the Year Ended October 31, 2004
Class A	4.68	(0.07)	—	(0.19)	(0.26)	—	—	—	—	(0.26)	4.42	(5.56)	31,418	2.14	1.65	1.65	(1.37)	165
Class B	4.56	(0.10)	—	(0.18)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)	12,978	2.96	2.35	2.35	(2.07)	—
Class C	4.56	(0.11)	—	(0.17)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)	13,891	2.62	2.35	2.35	(2.07)	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 77 for impact on ratios)
(e)	Per share amounts have been calculated using average shares outstanding method.
(f)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 78.

76

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007	Year ended October 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
Global Communications Fund
Class A Shares	1.60%	1.60%	1.11%	1.49%	1.63%
Class B Shares	2.24%	2.30%	1.73%	2.24%	2.33%
Class C Shares	2.35%	2.34%	1.85%	2.23%	2.33%
Global Financial Services Fund
Class A Shares	1.60%	1.60%	1.14%	1.48%	1.63%
Class B Shares	2.04%	2.22%	1.77%	2.25%	2.33%
Class C Shares	2.35%	2.35%	1.90%	2.25%	2.33%
Global Health Fund
Class A Shares	1.41%	1.40%	1.60%	1.58%	1.63%
Class B Shares	2.24%	2.29%	2.31%	2.33%	2.34%
Class C Shares	2.14%	2.14%	2.31%	2.33%	2.34%
Global Technology Fund
Class A Shares	1.39%	1.43%	1.32%	1.53%	1.60%
Class B Shares	1.95%	2.03%	1.96%	2.28%	2.30%
Class C Shares	2.27%	2.30%	2.21%	2.28%	2.30%

77

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007

Global Communications Fund Class A	0.02%	—	39.00%
Global Communications Fund Class B	0.02%	—	37.99%
Global Communications Fund Class C	0.02%	—	37.94%
Global Financial Services Fund Class A	0.02%	—	8.40%
Global Financial Services Fund Class B	0.02%	—	7.73%
Global Financial Services Fund Class C	0.02%	—	7.55%
Global Health Fund Class A	0.01%	—	9.94%
Global Health Fund Class B	0.01%	—	8.90%
Global Health Fund Class C	0.01%	—	9.09%
Global Technology Fund Class A	0.04%	—	27.46%
Global Technology Fund Class B	0.04%	—	26.57%
Global Technology Fund Class C	0.04%	—	26.25%

78

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Global Communications Fund	A	1224	416645356	HGCAX
The Hartford Global Communications Fund	B	1225	416645349	HGCBX
The Hartford Global Communications Fund	C	1226	416645331	HGCCX
The Hartford Global Financial Services Fund	A	1220	416645315	HGFAX
The Hartford Global Financial Services Fund	B	1221	416645299	HGFBX
The Hartford Global Financial Services Fund	C	1222	416645281	HGFCX
The Hartford Global Health Fund	A	1610	416645398	HGHAX
The Hartford Global Health Fund	B	1611	416645380	HGHBX
The Hartford Global Health Fund	C	1612	416645372	HGHCX
The Hartford Global Technology Fund	A	1606	416645448	HGTAX
The Hartford Global Technology Fund	B	1607	416645430	HGTBX
The Hartford Global Technology Fund	C	1608	416645422	HGTCX

79

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

80

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds,

the Securities and Exchange Commission has not

Approved or disapproved

these securities or passed

upon the adequacy of this

Prospectus. Any representation to the contrary is a criminal offense.

The Hartford Target Retirement Funds

The Hartford Target Retirement 2010 Fund
The Hartford Target Retirement 2020 Fund
The Hartford Target Retirement 2030 Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Target Retirement 2010 Fund	8
The Hartford Target Retirement 2020 Fund	16
The Hartford Target Retirement 2030 Fund	24
Investment Strategies and Risks	32
The Investment Manager and Sub-Advisers	40
Classes of Shares	42
Distribution Arrangements	49
How To Buy And Sell Shares	54
Fund Distributions and Tax Matters	70
Financial Highlights	73
Fees Paid Indirectly	76
Fund Code, CUSIP Number and Symbol	77
For More Information	78

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

5

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

6

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

7

THE HARTFORD TARGET RETIREMENT 2010 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset-allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds based on the fund’s investment objective and on internally generated research.
•

As of March 1, 2009, under normal market conditions, adjusting the fund’s investments in the Underlying Funds generally will achieve approximately 56% of assets in equity funds and approximately 44% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

•

Up until the fund’s target retirement date, the fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds so that by the target retirement date (2010) the fund’s investments in the Underlying Funds are expected to be approximately 55% in equity funds and approximately 45% in fixed income funds, although these percentages may vary from time to time. The fund will continue to invest for approximately 25 years after its target retirement date (2010). After the target retirement date (2010), the allocation will continue to become more conservative such that the fund will reach its most conservative allocation approximately 25 years after the target retirement date (2010).

•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

8

As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Floating Rate Fund
The Hartford Disciplined Equity Fund	The Hartford High Yield Fund
The Hartford Dividend and Growth Fund	The Hartford Income Fund
The Hartford Equity Income Fund	The Hartford Inflation Plus Fund
The Hartford Fundamental Growth Fund	The Hartford Short Duration Fund
The Hartford Growth Fund	The Hartford Strategic Income Fund
The Hartford Growth Opportunities Fund	The Hartford Total Return Bond Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund	ETFs
The Hartford Select SmallCap Value Fund	Powershares Emerging Markets Sovereign Debt
The Hartford Small Company Fund	Portfolio ETF
The Hartford Value Fund	SPDR DJ Wilshire International Real Estate ETF
SPDR DJ Wilshire REIT ETF
Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Concentration Risk – As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

9

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

10

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

11

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

12

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 4.11% (4th quarter, 2006) and the lowest quarterly return was

-15.57% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 09/30/05)
Class A Return Before Taxes	-31.73%	-6.58%
Class A Return After Taxes on Distributions	-32.47%	-8.45%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-20.56%	-6.40%
Class B Return Before Taxes	-31.76%	-6.38%
Class C Return Before Taxes	-28.97%	-5.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-7.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.27%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

13

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.62%	0.73%	0.78%
Acquired Fund fees and expenses	0.72%	0.72%	0.72%
Total annual operating expenses	1.74%	2.60%	2.65%
Less: Contractual expense reimbursement (3)	0.74%	0.85%	0.90%
Net annual operating expenses(3)	1.00%	1.75%	1.75%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

14

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 646	$ 678	$ 278
Year 3	$ 1,000	$ 1,028	$ 738
Year 5	$ 1,376	$ 1,504	$ 1,325
Year 10	$ 2,431	$ 2,660	$ 2,917

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 646	$ 178	$ 178
Year 3	$ 1,000	$ 728	$ 738
Year 5	$ 1,376	$ 1,304	$ 1,325
Year 10	$ 2,431	$ 2,660	$ 2,917

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Target Retirement 2010 Fund paid HIFSCO an effective management fee equal to 0.15% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

15

THE HARTFORD TARGET RETIREMENT 2020 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset-allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds based on the fund’s investment objective and on internally generated research.
•

As of March 1, 2009, under normal market conditions, adjusting the fund’s investments in the Underlying Funds generally will achieve approximately 69% of assets in equity funds and approximately 31% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

•

Up until the fund’s target retirement date, the fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds so that by the target retirement date (2020) the fund’s investments in the Underlying Funds are expected to be approximately 55% in equity funds and approximately 45% in fixed income funds, although these percentages may vary from time to time. The fund will continue to invest for approximately 25 years after its target retirement date (2020). After the target retirement date (2020), the allocation will continue to become more conservative such that the fund will reach its most conservative allocation approximately 25 years after the target retirement date (2020).

•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

16

As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Fixed Income and Money Market Funds
The Hartford Capital Appreciation Fund	The Hartford Floating Rate Fund
The Hartford Disciplined Equity Fund	The Hartford High Yield Fund
The Hartford Equity Income Fund	The Hartford Income Fund
The Hartford Fundamental Growth Fund	The Hartford Inflation Plus Fund
The Hartford Growth Fund	The Hartford Short Duration Fund
The Hartford Growth Opportunities Fund	The Hartford Strategic Income Fund
The Hartford LargeCap Growth Fund	The Hartford Total Return Bond Fund
The Hartford MidCap Fund
The Hartford Select MidCap Value Fund	ETFs
The Hartford Select SmallCap Value Fund	Powershares Emerging Markets Sovereign Debt
The Hartford Small Company Fund	Portfolio ETF
The Hartford Stock Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Value Fund	SPDR DJ Wilshire REIT ETF
The Hartford Value Opportunities Fund

Global and International Equity Funds
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Concentration Risk – As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for

17

all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

18

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct

19

proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

20

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.35% (4th quarter, 2006) and the lowest quarterly return was

-17.46% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 09/30/05)
Class A Return Before Taxes	-35.67%	-7.47%
Class A Return After Taxes on Distributions	-36.24%	-8.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-23.14%	-6.80%
Class B Return Before Taxes	-35.81%	-7.36%
Class C Return Before Taxes	-33.15%	-6.57%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-7.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.27%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

21

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.37%	0.61%	0.56%
Acquired Fund fees and expenses	0.76%	0.76%	0.76%
Total annual operating expenses	1.53%	2.52%	2.47%
Less: Contractual expense reimbursement (3)	0.48%	0.72%	0.67%
Net annual operating expenses(3)	1.05%	1.80%	1.80%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.05%, 1.80% and 1.80%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

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You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 651	$ 683	$ 283
Year 3	$ 962	$ 1,016	$ 706
Year 5	$ 1,295	$ 1,476	$ 1,255
Year 10	$ 2,235	$ 2,557	$ 2,756

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 651	$ 183	$ 183
Year 3	$ 962	$ 716	$ 706
Year 5	$ 1,295	$ 1,276	$ 1,255
Year 10	$ 2,235	$ 2,557	$ 2,756

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Target Retirement 2020 Fund paid HIFSCO an effective management fee equal to 0.15% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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THE HARTFORD TARGET RETIREMENT 2030 FUND

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset-allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.

In seeking the fund’s investment objective, Hartford Investment Management’s investment strategies include:

•	Allocating the fund’s assets among Class Y shares of Underlying Funds based on the fund’s investment objective and on internally generated research.
•

As of March 1, 2009, under normal market conditions, adjusting the fund’s investments in the Underlying Funds generally will achieve approximately 81% of assets in equity funds and approximately 19% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

•

Up until the fund’s target retirement date, the fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds so that by the target retirement date (2030) the fund’s investments in the Underlying Funds are expected to be approximately 55% in equity funds and approximately 45% in fixed income funds, although these percentages may vary from time to time. The fund will continue to invest for approximately 25 years after its target retirement date (2030). After the target retirement date (2030), the allocation will continue to become more conservative such that the fund will reach its most conservative allocation approximately 25 years after the target retirement date (2030).

•

Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund’s investment goal.

•

Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund’s exposure to certain asset classes, changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies.

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As of December 31, 2008, the fund allocated assets to the following Underlying Funds and ETFs:

Domestic Equity Funds	Global and International Equity Funds
The Hartford Capital Appreciation Fund	The Hartford Global Growth Fund
The Hartford Capital Appreciation II Fund	The Hartford International Opportunities Fund
The Hartford Disciplined Equity Fund	The Hartford International Small Company Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund	Fixed Income and Money Market Funds
The Hartford Fundamental Growth Fund	The Hartford Inflation Plus Fund
The Hartford Growth Fund	The Hartford Short Duration Fund
The Hartford Growth Opportunities Fund	The Hartford Total Return Bond Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund	ETFs
The Hartford Select MidCap Value Fund	SPDR DJ Wilshire International Real Estate ETF
The Hartford Select SmallCap Value Fund	SPDR DJ Wilshire REIT ETF
The Hartford Small Company Fund
The Hartford Value Fund

Information regarding the investment goals, strategies, risks and expenses of the Underlying Funds is available in the Underlying Funds’ Class Y prospectus and statement of additional information. You may obtain a Class Y prospectus by calling 1-888-843-7824, or from our website at www.hartfordinvestor.com.

The Underlying Funds have been selected for use over longer time periods, but Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds or ETFs, from time to time, if it believes that doing so would better enable the fund to pursue its investment goal. Underlying Funds and ETFs may be added or changed without prior approval from or notice to shareholders. For future information regarding the asset allocation among the Underlying Funds, please review the fund’s annual and semi-annual reports.

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Allocation Concentration Risk – As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk – Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

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Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

ETF Risk - An investment in an Exchange Traded Fund or ETF generally presents the following risks: the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF; the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; price fluctuation, resulting in a loss to the fund; the risk that an ETF may trade at a price that is lower than its NAV; the risk that an active market for an ETF’s shares may not develop or be maintained; and the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

26

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Fund Risk - The fund is exposed to the risks described in this section indirectly through its investments in the Underlying Funds, and the fund is exposed to the risks of its Underlying Funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund. You will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund’s direct fees and expenses. Rebalancing Underlying Funds may increase transaction costs (thus affecting performance), although the sub-adviser attempts to minimize these costs.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

27

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

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Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 6.22% (4th quarter, 2006) and the lowest quarterly return was

-18.51% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 09/30/05)
Class A Return Before Taxes	-37.99%	-8.13%
Class A Return After Taxes on Distributions	-38.39%	-10.15%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-24.71%	-7.74%
Class B Return Before Taxes	-37.96%	-7.83%
Class C Return Before Taxes	-35.42%	-7.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-7.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.27%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

29

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund’s pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.46%	0.92%	0.71%
Acquired Fund fees and expenses	0.79%	0.79%	0.79%
Total annual operating expenses	1.65%	2.86%	2.65%
Less: Contractual expense reimbursement (3)	0.60%	1.30%	0.90%
Net annual operating expenses(3)	1.05%	1.56%	1.75%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.05%, 1.80% and 1.80%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

30

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 651	$ 659	$ 278
Year 3	$ 986	$ 1,063	$ 738
Year 5	$ 1,344	$ 1,594	$ 1,325
Year 10	$ 2,349	$ 2,800	$ 2,917

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 651	$ 159	$ 178
Year 3	$ 986	$ 763	$ 738
Year 5	$ 1,344	$ 1,394	$ 1,325
Year 10	$ 2,349	$ 2,800	$ 2,917

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Target Retirement 2030 Fund paid HIFSCO an effective management fee equal to 0.15% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.150% of the first $500 million, 0.100% of the next $4.5 billion, 0.080% of the next $5 billion and 0.070% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

33

particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

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•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

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•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

38

techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

40

services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

54

representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

PROPOSED RECLASSIFICATIONS At a meeting held on February 4, 2009, the Board of Directors of the Funds approved a transaction under which Class B shares and Class C shares of The Hartford Target Retirement 2010 Fund The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (each a “Fund” and collectively the “Funds”) would become Class A shares of each Fund. Following the transaction, each shareholder owning Class B shares will own Class A shares equal to the aggregate value their Class B shares and each shareholder owning Class C shares will own Class A shares equal to the aggregate value their Class C shares (the “Reclassifications”).

Effective February 13, 2009, Class B shares and Class C shares of each Fund are no longer available for sale to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

Shareholders of Class B and Class C shares are required to approve the Reclassifications. The Board of Directors of the Funds have called for a Special Joint Meeting of Shareholders of the Funds (the “Joint Meeting”) to be held on or about July 16, 2009, for the purpose of seeking the approval of the Reclassifications by the Class B and Class C shareholders of the Funds. If the Reclassifications are approved, sales charges will not be charged shareholders of Class B and Class C shares; contingent deferred sales charges for Class B and Class C shares will be waived; and distribution and service (12b-1) fees on shares classified as Class B and Class C shares before the Reclassifications will be reduced from 1.00% to 0.25 % after the Reclassifications.

A proxy statement containing detailed information concerning the Reclassifications is expected to be mailed to shareholders of each Fund in May 2009, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O. Box 64387, St. Paul, MN 55164-0387.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

70

distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

71

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

72

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

73

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Target Retirement 2010 Fund(g)
For the Year Ended October 31, 2008
Class A	$10.66	$0.30	$—	$(3.10)	$(2.80)	$(0.41)	$(0.21)	$—	$(0.62)	$(3.42)	$7.24	(27.74)%	$6,520	1.02%	0.42%	0.42%	2.87%	68%
Class B	10.64	0.18	—	(3.06)	(2.88)	(0.33)	(0.21)	—	(0.54)	(3.42)	7.22	(28.36)	406	1.88	1.25	1.25	1.83	—
Class C	10.64	0.28	—	(3.16)	(2.88)	(0.32)	(0.21)	—	(0.53)	(3.41)	7.23	(28.31)	593	1.93	1.25	1.25	2.39	—
For the Year Ended October 31, 2007
Class A	9.65	0.28	—	1.01	1.29	(0.28)	—	—	(0.28)	1.01	10.66	13.55	7,547	1.81	0.50	0.50	2.46	56
Class B	9.65	0.21	—	0.99	1.20	(0.21)	—	—	(0.21)	0.99	10.64	12.61	533	2.66	1.25	1.25	1.91	—
Class C	9.64	0.21	—	1.00	1.21	(0.21)	—	—	(0.21)	1.00	10.64	12.68	743	2.59	1.25	1.25	2.08	—
For the Year Ended October 31, 2006
Class A	9.82	0.47	—	0.22	0.69	(0.50)	—	(0.36)	(0.86)	(0.17)	9.65	7.43	1,618	8.32	0.54	0.54	2.01	10
Class B	9.82	0.34	—	0.27	0.61	(0.42)	—	(0.36)	(0.78)	(0.17)	9.65	6.58	226	9.17	1.29	1.29	1.24	—
Class C	9.82	0.40	—	0.21	0.61	(0.43)	—	(0.36)	(0.79)	(0.18)	9.64	6.53	475	9.13	1.30	1.30	1.63	—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.02	—	(0.20)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80)(f)	11	0.65(e)	0.49(e)	0.49(e)	2.53(e)	12
Class B	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80)(f)	10	1.41(e)	1.26(e)	1.26(e)	1.61(e)	—
Class C	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80)(f)	10	1.41(e)	1.27(e)	1.27(e)	1.60(e)	—
The Hartford Target Retirement 2020 Fund(g)
For the Year Ended October 31, 2008
Class A	11.68	0.26	—	(3.86)	(3.60)	(0.43)	(0.09)	—	(0.52)	(4.12)	7.56	(32.13)	13,495	0.77	0.48	0.48	2.30	51
Class B	11.68	0.16	—	(3.84)	(3.68)	(0.35)	(0.09)	—	(0.44)	(4.12)	7.56	(32.64)	604	1.76	1.26	1.26	1.34	—
Class C	11.67	0.24	—	(3.92)	(3.68)	(0.35)	(0.09)	—	(0.44)	(4.12)	7.55	(32.64)	837	1.71	1.25	1.25	1.20	—
For the Year Ended October 31, 2007
Class A	10.43	0.24	—	1.29	1.53	(0.24)	(0.04)	—	(0.28)	1.25	11.68	14.95	17,710	1.25	0.51	0.51	1.64	16
Class B	10.42	0.18	—	1.27	1.45	(0.15)	(0.04)	—	(0.19)	1.26	11.68	14.09	717	2.25	1.26	1.26	1.38	—
Class C	10.42	0.17	—	1.28	1.45	(0.16)	(0.04)	—	(0.20)	1.25	11.67	14.10	649	2.07	1.26	1.26	1.47	—
For the Year Ended October 31, 2006(h)
Class A	9.79	0.13	—	0.86	0.99	(0.35)	—	—	(0.35)	0.64	10.43	10.37	2,125	9.85	0.53	0.53	1.35	19
Class B	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.56	291	10.69	1.29	1.29	0.39	—
Class C	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.58	337	10.62	1.30	1.30	0.41	—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10)(f)	144	0.66(e)	0.51(e)	0.51(e)	2.77(e)	28
Class B	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20)(f)	10	1.37(e)	1.25(e)	1.25(e)	0.86(e)	—
Class C	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20)(f)	10	1.37(e)	1.26(e)	1.26(e)	0.85(e)	—

74

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Target Retirement 2030 Fund(g)
For the Year Ended October 31, 2008(h)
Class A	$10.92	$0.13	$—	$(3.78)	$(3.65)	$(0.37)	$(0.10)	$—	$(0.47)	$(4.12)	$6.80	(34.83)%	$12,679	0.86%	0.51%	0.51%	1.43%	35%
Class B	10.90	0.06	—	(3.76)	(3.70)	(0.32)	(0.10)	—	(0.42)	(4.12)	6.78	(35.23)	607	2.07	1.01	1.01	0.62	—
Class C	10.89	0.01	—	(3.70)	(3.69)	(0.32)	(0.10)	—	(0.42)	(4.11)	6.78	(35.17)	761	1.86	1.22	1.22	0.12	—
For the Year Ended October 31, 2007
Class A	9.36	0.15	—	1.55	1.70	(0.13)	(0.01)	—	(0.14)	1.56	10.92	18.34	15,260	1.45	0.54	0.54	0.75	23
Class B	9.36	0.08	—	1.55	1.63	(0.08)	(0.01)	—	(0.09)	1.54	10.90	17.53	522	2.58	1.17	1.17	0.83	—
Class C	9.37	0.07	—	1.55	1.62	(0.09)	(0.01)	—	(0.10)	1.52	10.89	17.44	405	2.48	1.26	1.26	0.21	—
For the Year Ended October 31, 2006(h)
Class A	9.75	0.03	—	0.87	0.90	(0.49)	—	(0.80)	(1.29)	(0.39)	9.36	10.00	1,857	14.20	0.53	0.53	0.37	19
Class B	9.74	(0.02)	—	0.86	0.84	(0.42)	—	(0.80)	(1.22)	(0.38)	9.36	9.22	305	15.05	1.24	1.24	(0.28)	—
Class C	9.74	—	—	0.85	0.85	(0.42)	—	(0.80)	(1.22)	(0.37)	9.37	9.35	81	15.18	1.10	1.10	—	—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50)(f)	10	0.69(e)	0.48(e)	0.48(e)	0.76(e)	14
Class B	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60)(f)	10	1.39(e)	1.24(e)	1.24(e)	—(e)	—
Class C	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60)(f)	9	1.39(e)	1.24(e)	1.24(e)	—(e)	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 76 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Expense ratios do not include expenses of the underlying funds.
(h)	Per share amounts have been calculated using average shares outstanding method.

75

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007	Year ended October 31, 2006	Year ended October 31, 2005
Target Retirement 2010 Fund
Class A Shares	0.42%	0.51%	0.54%	0.49%	(a)
Class B Shares	1.25%	1.26%	1.29%	1.26%	(a)
Class C Shares	1.25%	1.25%	1.30%	1.27%	(a)
Target Retirement 2020 Fund
Class A Shares	0.48%	0.52%	0.53%	0.51%	(a)
Class B Shares	1.26%	1.26%	1.29%	1.25%	(a)
Class C Shares	1.25%	1.26%	1.30%	1.26%	(a)
Target Retirement 2030 Fund
Class A Shares	0.51%	0.54%	0.53%	0.48%	(a)
Class B Shares	1.01%	1.15%	1.24%	1.24%	(a)
Class C Shares	1.22%	1.25%	1.10%	1.24%	(a)
(a) From September 30, 2005 (commencement of operations), through October 31, 2005.

76

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Target Retirement 2010 Fund	A	1236	416648392	HTTAX
The Hartford Target Retirement 2010 Fund	B	1237	416648384	HTTBX
The Hartford Target Retirement 2010 Fund	C	1238	416648376	HTTCX
The Hartford Target Retirement 2020 Fund	A	1240	416648350	HTWAX
The Hartford Target Retirement 2020 Fund	B	1241	416648343	HTWBX
The Hartford Target Retirement 2020 Fund	C	1242	416648335	HTWCX
The Hartford Target Retirement 2030 Fund	A	1244	416648319	HTHAX
The Hartford Target Retirement 2030 Fund	B	1245	416648293	HTHBX
The Hartford Target Retirement 2030 Fund	C	1246	416648285	HTHCX

77

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

78

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

The Hartford Domestic Equity Growth Funds

The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Growth Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Fundamental Growth Fund	8
The Hartford Growth Fund	13
The Hartford Growth Opportunities Fund	18
The Hartford LargeCap Growth Fund	23
The Hartford MidCap Growth Fund	28
The Hartford Small Company Fund	33
The Hartford SmallCap Growth Fund	39
Investment Strategies and Risks	46
The Investment Manager and Sub-Advisers	54
Classes of Shares	56
Distribution Arrangements	63
How To Buy And Sell Shares	68
Fund Distributions and Tax Matters	84
Financial Highlights	87
Fees Paid Indirectly	92
Payments from Affiliate	93
Fund Code, CUSIP Number and Symbol	94
For More Information	95

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

5

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

6

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

7

THE HARTFORD FUNDAMENTAL GROWTH FUND

INVESTMENT GOAL. The Hartford Fundamental Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $406 billion. Individual holdings are typically no larger than 5% of the fund’s total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund’s portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-to-earnings valuations comparable to the company’s long-term, sustainable growth rate. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

8

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

9

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 14.59% (2nd quarter, 2003) and the lowest quarterly return was

-25.82% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 05/24/01)
Class A Return Before Taxes	-44.24%	-4.72%	-3.70%
Class A Return After Taxes on Distributions	-44.24%	-5.48%	-4.21%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-28.76%	-4.19%	-3.24%
Class B Return Before Taxes	-44.33%	-4.68%	-3.69%
Class C Return Before Taxes	-42.04%	-4.34%	-3.69%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.37%(1)

Indices: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Return is from 5/31/2001 - 12/31/2008.

10

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.38%	0.45%	0.36%
Total annual operating expenses	1.48%	2.30%	2.21%
Less: Contractual expense reimbursement (3)	0.03%	0.11%	0.01%
Net annual operating expenses(3)	1.45%	2.19%	2.20%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.45%, 2.20% and 2.20%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

11

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 689	$ 722	$ 323
Year 3	$ 989	$ 1,008	$ 690
Year 5	$ 1,311	$ 1,420	$ 1,184
Year 10	$ 2,219	$ 2,422	$ 2,543

You would pay the following expenses if you did not redeem your shares:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 689	$ 222	$ 223
Year 3	$ 989	$ 708	$ 690
Year 5	$ 1,311	$ 1,220	$ 1,184
Year 10	$ 2,219	$ 2,422	$ 2,543

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Fundamental Growth Fund paid HIFSCO an effective management fee equal to 0.85% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.850% of the first $500 million, 0.800% of the next $500 million, 0.750% of the next $4 billion, 0.7475% of the next $5 billion and 0.745% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Boggan joined Wellington Management as an investment professional in 2001.

12

THE HARTFORD GROWTH FUND

INVESTMENT GOAL. The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $406 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

13

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund’s Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund’s Class A, B and C shares would have been substantially similar to those of the fund’s Class L, M and N shares because all of the fund’s shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the performance when it was managed by a previous investment adviser. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

14

Class A total returns by calendar year(1)

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was

-20.56% (4th quarter, 2008).

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund’s Class L shares, which have different operating expenses.

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes(1)	-44.87%	-4.86%	-1.62%
Class A Return After Taxes on Distributions(1)	-44.87%	-5.33%	-2.79%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.16%	-3.91%	-1.50%
Class B Return Before Taxes(1)	-44.88%	-4.80%	-1.63%
Class C Return Before Taxes(1)	-42.65%	-4.44%	-1.75%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

Index: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1)

Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

15

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.29%	0.51%	0.24%
Total annual operating expenses	1.27%	2.24%	1.97%
Less: Contractual expense reimbursement (3)	None	0.33%	None
Net annual operating expenses(3)	1.27%	1.91%	1.97%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

16

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 672	$ 694	$ 300
Year 3	$ 931	$ 969	$ 618
Year 5	$ 1,209	$ 1,370	$ 1,062
Year 10	$ 2,000	$ 2,304	$ 2,296

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 672	$ 194	$ 200
Year 3	$ 931	$ 669	$ 618
Year 5	$ 1,209	$ 1,170	$ 1,062
Year 10	$ 2,000	$ 2,304	$ 2,296

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Growth Fund paid HIFSCO an effective management fee equal to 0.73% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $100 million, 0.800% of the next $150 million, 0.700% of the next 4.75 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

17

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential with a focus on mid to large capitalization stocks. The fund may invest up to 25% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have

18

limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund’s Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund’s Class A, B and C shares would have been substantially similar to those of the fund’s Class L, M and N shares because all of the fund’s shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the performance when it was managed by a previous investment adviser. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

19

Class A total returns by calendar year(1)

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was

-25.23% (4th quarter, 2008).

(1)	Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund’s Class L shares, which have different operating expenses.

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes(1)	-48.32%	-0.20%	2.07%
Class A Return After Taxes on Distributions(1)	-48.32%	-1.38%	0.28%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-31.41%	-0.24%	1.29%
Class B Return Before Taxes(1)	-48.42%	-0.11%	2.05%
Class C Return Before Taxes(1)	-46.20%	0.23%	1.93%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.33%	-4.01%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

Indices: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell

20

3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1)

Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering Price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.35%	0.42%	0.22%
Total annual operating expenses	1.31%	2.13%	1.93%
Less: Contractual expense reimbursement (3)	None	0.08%	None
Net annual operating expenses(3)	1.31%	2.05%	1.93%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.36%, 2.11% and 2.11%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs

21

may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 676	$ 708	$ 296
Year 3	$ 942	$ 959	$ 606
Year 5	$ 1,229	$ 1,337	$ 1,042
Year 10	$ 2,042	$ 2,247	$ 2,254

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 676	$ 208	$ 196
Year 3	$ 942	$ 659	$ 606
Year 5	$ 1,229	$ 1,137	$ 1,042
Year 10	$ 2,042	$ 2,247	$ 2,254

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Growth Opportunities Fund paid HIFSCO an effective management fee equal to 0.71% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $100 million, 0.800% of the next $150 million, 0.700% of the next $4.75 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

22

THE HARTFORD LARGECAP GROWTH FUND

ON FEBRUARY 4, 2009, THE BOARD OF DIRECTORS OF THE HARTFORD MUTUAL FUNDS, INC. APPROVED A PLAN OF LIQUIDATION FOR THE HARTFORD LARGECAP GROWTH FUND (THE “FUND”) PURSUANT TO WHICH THE FUND WILL BE LIQUIDATED ON OR ABOUT APRIL 24, 2009.

EFFECTIVE AS OF THE CLOSE OF BUSINESS ON FEBRUARY 13, 2009, THE FUND WILL NO LONGER SELL SHARES TO NEW INVESTORS OR TO EXISTING SHAREHOLDERS (INCLUDING PURCHASES THROUGH AUTOMATIC INVESTMENT PLANS, IF ANY), OTHER THAN PURCHASES MADE THROUGH REINVESTMENT OF DIVIDENDS. THE FUND’S MANAGEMENT AND 12B-1 EXPENSES WILL BE WAIVED AFTER FEBRUARY 13, 2009.

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund’s sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $406 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

23

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

24

Class A total return by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 4.54% (2nd quarter, 2007) and the lowest quarterly return was

-24.81% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 11/30/06)
Class A Return Before Taxes	-46.59%	-24.01%
Class A Return After Taxes on Distributions	-46.59%	-24.30%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-30.28%	-20.02%
Class B Return Before Taxes	-46.72%	-23.62%
Class C Return Before Taxes	-44.48%	-22.52%
Russell 1000 Growth Index	-38.44%	-16.28%

Index: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

25

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.66%	0.89%	0.82%
Total annual operating expenses	1.56%	2.54%	2.47%
Less: Contractual expense reimbursement (3)	0.31%	0.54%	0.47%
Net annual operating expenses(3)	1.25%	2.00%	2.00%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

26

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 670	$ 703	$ 303
Year 3	$ 987	$ 1,039	$ 725
Year 5	$ 1,326	$ 1,502	$ 1,273
Year 10	$ 2,280	$ 2,594	$ 2,771

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 670	$ 203	$ 203
Year 3	$ 987	$ 739	$ 725
Year 5	$ 1,326	$ 1,302	$ 1,273
Year 10	$ 2,280	$ 2,594	$ 2,771

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford LargeCap Growth Fund paid HIFSCO an effective management fee equal to 0.65% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.650% of the first $500 million, 0.600% of the next $500 million, 0.550% of the next $4 billion, 0.530% of the next $5 billion and 0.520% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Edward C. Caputo, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000. Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc.

27

THE HARTFORD MIDCAP GROWTH FUND

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $15 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

28

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO. Hartford Investment Managment became a sub-adviser effective December 2006. Performance represents performance of previous sub-advisers.

29

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 8.82% (1st quarter, 2006) and the lowest quarterly return was

-26.34% (4th quarter, 2008)

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 01/01/2005)
Class A Return Before Taxes	-49.47%	-10.55%
Class A Return After Taxes on Distributions	-49.47%	-11.86%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-32.15%	-9.05%
Class B Return Before Taxes	-49.36%	-10.32%
Class C Return Before Taxes	-47.31%	-9.87%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-14.02%

Index: The Russell Midcap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.

30

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.50%	0.81%	0.64%
Total annual operating expenses	1.50%	2.56%	2.39%
Less: Contractual expense reimbursement (3)	0.15%	0.74%	0.40%
Net annual operating expenses(3)	1.35%	1.82%	1.99%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

31

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 685	$ 302
Year 3	$ 984	$ 1,026	$ 707
Year 5	$ 1,310	$ 1,494	$ 1,239
Year 10	$ 2,230	$ 2,579	$ 2,696

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 185	$ 202
Year 3	$ 984	$ 726	$ 707
Year 5	$ 1,310	$ 1,294	$ 1,239
Year 10	$ 2,230	$ 2,579	$ 2,696

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford MidCap Growth Fund paid HIFSCO an effective management fee equal to 0.75% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Paul Bukowski, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Bukowski, who has 12 years of investment management experience, joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING’s large-cap growth strategy (2004-2005). Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he was responsible for quantitative analysis, fund research, and managed several core and growth portfolios.

32

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2008, this range was approximately $8 million to $3 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

•	have potential for above-average earnings growth,
•	are undervalued in relation to their investment potential,
•	have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or
•	are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

33

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of

34

fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings (“IPOs”) that materially affected the performance of the fund. The effect of IPOs on the fund’s performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund’s investments in IPOs, if any, will continue to have a similar impact on the fund’s performance.

Hartford Investment Management became an additional sub-adviser effective June 2006. Performance information represents performance of a previous sub-adviser.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was

-26.30% (4th quarter, 2008).

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Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-44.14%	-1.05%	2.18%
Class A Return After Taxes on Distributions	-44.14%	-1.94%	1.19%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-28.69%	-0.92%	1.58%
Class B Return Before Taxes	-44.18%	-0.95%	2.16%
Class C Return Before Taxes	-41.92%	-0.67%	2.02%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-2.35%	-0.76%

Index: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.81%	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.33%	0.50%	0.34%
Total annual operating expenses	1.39%	2.31%	2.15%
Less: Contractual expense reimbursement (3)	None	0.29%	None
Net annual operating expenses(3)	1.39%	2.02%	2.15%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average

36

daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 684	$ 705	$ 318
Year 3	$ 966	$ 994	$ 673
Year 5	$ 1,269	$ 1,409	$ 1,154
Year 10	$ 2,127	$ 2,392	$ 2,483

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 684	$ 205	$ 218
Year 3	$ 966	$ 694	$ 673
Year 5	$ 1,269	$ 1,209	$ 1,154
Year 10	$ 2,127	$ 2,392	$ 2,483

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Small Company Fund paid HIFSCO an effective management fee equal to 0.81% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.850% of the first $250 million, 0.800% of the next $250 million, 0.750% of the next $500 million, 0.700% of the next $500 million, 0.650% of the next $3.5 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. Hartford Investment Management and Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

37

Hartford Investment Management: The portion of the fund allocated to Hartford Investment Management is managed by Hugh Whelan and Kurt Cubbage.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Cubbage joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was with ING (1999-2005) where he served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.

Wellington Management: The portion of the fund allocated to Wellington Management is managed by Steven C. Angeli, Stephen Mortimer and Mario E. Abularach.

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

38

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund’s sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2008, this range was approximately $8 million to $3 billion. The fund’s portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund’s market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management’s Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Balance sheet factors analyze the quality of earnings and capital. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations.

Hartford Investment Management seeks to achieve the fund’s goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently

39

and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

40

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund’s Class L, M and N shares (Class L in not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund’s Class A, B and C shares would have been substantially similar to those of the fund’s Class L, M and N shares because all of the fund’s shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. Hartford Investment Management became an additional sub-adviser effective November 2006. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

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Class A total returns by calendar year(1)

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was

-29.49% (3rd quarter, 2001).

(1)	Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund’s Class L shares, which have different operating expenses.

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes(1)	-41.06%	-5.17%	1.43%
Class A Return After Taxes on Distributions(1)	-41.06%	-5.54%	-0.72%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-26.69%	-4.23%	0.43%
Class B Return Before Taxes(1)	-41.08%	-5.06%	1.50%
Class C Return Before Taxes(1)	-38.78%	-4.84%	1.31%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-2.35%	-0.76%

Index: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1)

Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

42

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.81%	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.58%	0.70%	0.44%
Total annual operating expenses	1.64%	2.51%	2.25%
Less: Contractual expense reimbursement (3)	0.44%	0.68%	0.15%
Net annual operating expenses(3)	1.20%	1.83%	2.10%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

43

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 666	$ 686	$ 313
Year 3	$ 998	$ 1,017	$ 689
Year 5	$ 1,354	$ 1,474	$ 1,191
Year 10	$ 2,352	$ 2,580	$ 2,573

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 666	$ 186	$ 213
Year 3	$ 998	$ 717	$ 689
Year 5	$ 1,354	$ 1,274	$ 1,191
Year 10	$ 2,352	$ 2,580	$ 2,573

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford SmallCap Growth Fund paid HIFSCO an effective management fee equal to 0.81% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.900% of the first $100 million, 0.800% of the next $150 million, 0.700% of the next $250 million, 0.650% of the next $4.5 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. Hartford Investment Management and Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Hartford Investment Management: The portion of the fund allocated to Hartford Investment Management is managed by Hugh Whelan and Kurt Cubbage.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Cubbage joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was with ING (1999-2005) where he served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.

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Wellington Management: The portion of the fund allocated to Wellington Management is co-managed by David J. Elliott and Doris T. Dwyer.

David J. Elliott, CFA, Vice President and Director of Quantitative Portfolio Management of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Ms. Dwyer joined Wellington Management as an investment professional in 1998.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

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particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

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•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

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•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

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techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

54

services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

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representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

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distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

85

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

86

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

87

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Fundamental Growth Fund
For the Year Ended October 31, 2008
Class A	$13.95	$(0.01)	$—	$(4.85)	$(4.86)	$—	$(1.52)	$—	$(1.52)	$(6.38)	$7.57	(38.66)%	$23,989	1.48%	1.45%	1.45%	(0.06)%	110%
Class B	13.40	(0.09)	—	(4.61)	(4.70)	—	(1.52)	—	(1.52)	(6.22)	7.18	(39.11)	6,254	2.30	2.19	2.19	(0.80)	—
Class C	13.41	(0.09)	—	(4.62)	(4.71)	—	(1.52)	—	(1.52)	(6.23)	7.18	(39.16)	8,276	2.21	2.20	2.20	(0.81)	—
For the Year Ended October 31, 2007
Class A	11.02	(0.04)	0.04	2.93	2.93	—	—	—	—	2.93	13.95	26.59(h)	39,831	1.50	1.47	1.47	(0.30)	159
Class B	10.66	(0.14)	0.04	2.84	2.74	—	—	—	—	2.74	13.40	25.70(h)	12,307	2.30	2.22	2.22	(1.04)	—
Class C	10.67	(0.13)	0.04	2.83	2.74	—	—	—	—	2.74	13.41	25.68(h)	13,703	2.22	2.20	2.20	(1.04)	—
For the Year Ended October 31, 2006
Class A	10.26	0.02	—	0.81	0.83	(0.07)	—	—	(0.07)	0.76	11.02	8.07	40,215	1.68	1.50	1.50	0.14	123
Class B	9.94	(0.06)	—	0.78	0.72	—	—	—	—	0.72	10.66	7.24	13,162	2.47	2.25	2.25	(0.61)	—
Class C	9.94	(0.07)	—	0.80	0.73	—	—	—	—	0.73	10.67	7.34	13,065	2.39	2.25	2.25	(0.61)	—
For the Year Ended October 31, 2005
Class A	9.14	0.08	—	1.04	1.12	—	—	—	—	1.12	10.26	12.31	50,067	1.65	1.60	1.60	0.68	112
Class B	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44	15,156	2.45	2.35	2.35	(0.09)	—
Class C	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44	16,737	2.36	2.35	2.35	(0.05)	—
For the Year Ended October 31, 2004
Class A	8.94	(0.02)	—	0.22	0.20	—	—	—	—	0.20	9.14	2.24(h)	67,212	1.62	1.62	1.62	(0.25)	104
Class B	8.79	(0.10)	—	0.23	0.13	—	—	—	—	0.13	8.92	1.48(h)	18,610	2.36	2.35	2.35	(0.98)	—
Class C	8.78	(0.10)	0.01	0.23	0.14	—	—	—	—	0.14	8.92	1.59(h)	23,901	2.28	2.28	2.28	(0.91)	—
The Hartford Growth Fund
For the Year Ended October 31, 2008(g)
Class A	21.25	(0.05)	—	(8.03)	(8.08)	—	(1.58)	—	(1.58)	(9.66)	11.59	(40.77)	292,129	1.27	1.27	1.27	(0.27)	106
Class B	18.39	(0.13)	—	(6.85)	(6.98)	—	(1.58)	—	(1.58)	(8.56)	9.83	(41.16)	19,936	2.24	1.91	1.91	(0.91)	—
Class C	18.45	(0.14)	—	(6.87)	(7.01)	—	(1.58)	—	(1.58)	(8.59)	9.86	(41.19)	46,757	1.97	1.97	1.97	(0.96)	—
For the Year Ended October 31, 2007
Class A	18.45	(0.07)	—	4.17	4.10	—	(1.30)	—	(1.30)	2.80	21.25	23.92(h)	627,677	1.27	1.27	1.27	(0.35)	89
Class B	16.25	(0.21)	—	3.65	3.44	—	(1.30)	—	(1.30)	2.14	18.39	23.02(h)	41,359	2.22	2.09	2.09	(1.17)	—
Class C	16.29	(0.19)	—	3.65	3.46	—	(1.30)	—	(1.30)	2.16	18.45	23.10(h)	85,303	1.98	1.98	1.98	(1.06)	—
For the Year Ended October 31, 2006
Class A	17.32	(0.07)	—	1.20	1.13	—	—	—	—	1.13	18.45	6.52	707,000	1.34	1.33	1.33	(0.38)	92
Class B	15.38	(0.20)	—	1.07	0.87	—	—	—	—	0.87	16.25	5.66	44,064	2.22	2.09	2.09	(1.14)	—
Class C	15.40	(0.18)	—	1.07	0.89	—	—	—	—	0.89	16.29	5.78	85,469	2.02	2.02	2.02	(1.07)	—
For the Year Ended October 31, 2005
Class A	16.19	(0.04)	—	1.17	1.13	—	—	—	—	1.13	17.32	6.98	635,057	1.40	1.33	1.33	(0.30)	77
Class B	14.49	(0.15)	—	1.04	0.89	—	—	—	—	0.89	15.38	6.14	46,251	2.27	2.15	2.15	(1.09)	—
Class C	14.50	(0.13)	—	1.03	0.90	—	—	—	—	0.90	15.40	6.21	82,481	2.05	2.05	2.05	(1.01)	—
For the Year Ended October 31, 2004
Class A	15.19	(0.08)	—	1.08	1.00	—	—	—	—	1.00	16.19	6.58	384,160	1.55	1.45	1.45	(0.84)	66
Class B	13.70	(0.15)	—	0.94	0.79	—	—	—	—	0.79	14.49	5.77	32,440	2.33	2.15	2.15	(1.54)	—
Class C	13.70	(0.12)	—	0.92	0.80	—	—	—	—	0.80	14.50	5.84	47,575	2.07	2.07	2.07	(1.45)	—

88

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2008(g)
Class A	$38.24	$(0.05)	$—	$(15.21)	$(15.26)	$—	$(4.38)	$—	$(4.38)	$(19.64)	$18.60	(44.66)%	$1,145,281	1.31%	1.31%	1.31%	(0.19)%	142%
Class B	32.23	(0.22)	—	(12.47)	(12.69)	—	(4.38)	—	(4.38)	(17.07)	15.16	(45.07)	38,167	2.13	2.05	2.05	(0.93)	—
Class C	32.27	(0.19)	—	(12.49)	(12.68)	—	(4.38)	—	(4.38)	(17.06)	15.21	(44.97)	201,128	1.93	1.93	1.93	(0.81)	—
For the Year Ended October 31, 2007
Class A	29.33	(0.03)	0.01	11.05	11.03	—	(2.12)	—	(2.12)	8.91	38.24	40.39(h)	989,969	1.42	1.31	1.31	(0.12)	120
Class B	25.23	(0.20)	0.01	9.31	9.12	—	(2.12)	—	(2.12)	7.00	32.23	39.29(h)	56,396	2.18	2.11	2.11	(0.88)	—
Class C	25.24	(0.10)	—	9.25	9.15	—	(2.12)	—	(2.12)	7.03	32.27	39.40(h)	201,274	1.98	1.98	1.98	(0.82)	—
For the Year Ended October 31, 2006
Class A	27.84	(0.07)	—	3.59	3.52	—	(2.03)	—	(2.03)	1.49	29.33	13.35	420,220	1.60	1.20	1.20	(0.31)	131
Class B	24.42	(0.25)	—	3.09	2.84	—	(2.03)	—	(2.03)	0.81	25.23	12.36	33,670	2.26	2.08	2.08	(1.18)	—
Class C	24.42	(0.23)	—	3.08	2.85	—	(2.03)	—	(2.03)	0.82	25.24	12.40	47,366	2.09	2.07	2.07	(1.17)	—
For the Year Ended October 31, 2005
Class A	23.49	(0.06)	—	4.41	4.35	—	—	—	—	4.35	27.84	18.52	222,682	1.54	1.36	1.36	(0.45)	156
Class B	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57	20,002	2.39	2.15	2.15	(1.27)	—
Class C	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57	18,842	2.13	2.13	2.13	(1.26)	—
For the Year Ended October 31, 2004
Class A	21.25	(0.17)	—	2.41	2.24	—	—	—	—	2.24	23.49	10.54	54,652	1.52	1.45	1.45	(0.94)	130
Class B	18.91	(0.26)	—	2.12	1.86	—	—	—	—	1.86	20.77	9.84	11,518	2.45	2.14	2.14	(1.64)	—
Class C	18.91	(0.28)	—	2.14	1.86	—	—	—	—	1.86	20.77	9.84	11,899	2.11	2.11	2.11	(1.61)	—
The Hartford LargeCap Growth Fund
For the Year Ended October 31, 2008
Class A	11.07	—	—	(4.54)	(4.54)	—	(0.19)	—	(0.19)	(4.73)	6.34	(41.67)	7,147	1.56	1.19	1.19	0.01	146
Class B	10.99	(0.05)	—	(4.51)	(4.56)	—	(0.19)	—	(0.19)	(4.75)	6.24	(42.16)	314	2.54	2.00	2.00	(0.79)	—
Class C	10.99	(0.06)	—	(4.50)	(4.56)	—	(0.19)	—	(0.19)	(4.75)	6.24	(42.16)	546	2.47	2.00	2.00	(0.78)	—
From (commencement of operations) November 30, 2006, through October 31, 2007
Class A	10.00	(0.01)	—	1.09	1.08	(0.01)	—	—	(0.01)	1.07	11.07	10.84(f)	11,349	1.54(e)	1.11(e)	1.11(e)	(0.08)(e)	129
Class B	10.00	(0.08)	—	1.08	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97(f)	360	2.40(e)	1.96(e)	1.96(e)	(0.93)(e)	—
Class C	10.00	(0.07)	—	1.07	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97(f)	545	2.37(e)	1.93(e)	1.93(e)	(0.94)(e)	—

89

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford MidCap Growth Fund
For the Year Ended October 31, 2008
Class A	$12.73	$—	$—	$(5.11)	$(5.11)	$—	$(1.58)	$—	$(1.58)	$(6.69)	$6.04	(45.38)%	$21,304	1.50%	1.35%	1.35%	0.05%	292%
Class B	12.50	(0.06)	—	(4.97)	(5.03)	—	(1.58)	—	(1.58)	(6.61)	5.89	(45.59)	2,584	2.56	1.82	1.82	(0.63)	—
Class C	12.46	(0.08)	—	(4.94)	(5.02)	—	(1.58)	—	(1.58)	(6.60)	5.86	(45.67)	3,002	2.39	1.99	1.99	(0.89)	—
For the Year Ended October 31, 2007
Class A	11.28	(0.05)	—	1.98	1.93	—	(0.48)	—	(0.48)	1.45	12.73	17.76	22,074	1.60	1.37	1.37	(0.43)	186
Class B	11.14	(0.11)	—	1.95	1.84	—	(0.48)	—	(0.48)	1.36	12.50	17.15	4,509	2.55	1.96	1.96	(1.01)	—
Class C	11.13	(0.13)	—	1.94	1.81	—	(0.48)	—	(0.48)	1.33	12.46	16.89	4,772	2.40	2.12	2.12	(1.17)	—
For the Year Ended October 31, 2006
Class A	10.14	(0.08)	—	1.32	1.24	—	(0.10)	—	(0.10)	1.14	11.28	12.31	23,542	1.69	1.50	1.50	(0.85)	99
Class B	10.08	(0.15)	—	1.31	1.16	—	(0.10)	—	(0.10)	1.06	11.14	11.58	3,725	2.67	2.11	2.11	(1.46)	—
Class C	10.08	(0.15)	—	1.30	1.15	—	(0.10)	—	(0.10)	1.05	11.13	11.48	3,861	2.52	2.26	2.26	(1.60)	—
From (commencement of operations) January 1, 2005, through October 31, 2005
Class A	10.06	(0.06)	—	0.14	0.08	—	—	—	—	0.08	10.14	0.80(f)	14,995	2.22(e)	1.50(e)	1.50(e)	(0.95)(e)	97
Class B	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20(f)	2,354	3.35(e)	2.25(e)	2.25(e)	(1.70)(e)	—
Class C	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20(f)	1,741	3.26(e)	2.25(e)	2.25(e)	(1.70)(e)	—
The Hartford Small Company Fund
For the Year Ended October 31, 2008
Class A	24.46	(0.06)	—	(8.68)	(8.74)	—	(2.63)	—	(2.63)	(11.37)	13.09	(39.57)	274,412	1.39	1.39	1.39	(0.39)	183
Class B	22.30	(0.20)	—	(7.76)	(7.96)	—	(2.63)	—	(2.63)	(10.59)	11.71	(39.95)	21,008	2.31	2.02	2.02	(1.01)	—
Class C	22.32	(0.18)	—	(7.80)	(7.98)	—	(2.63)	—	(2.63)	(10.61)	11.71	(40.01)	41,294	2.15	2.15	2.15	(1.14)	—
For the Year Ended October 31, 2007
Class A	21.58	(0.09)	0.07	4.77	4.75	—	(1.87)	—	(1.87)	2.88	24.46	23.88(h)	299,819	1.41	1.40	1.40	(0.44)	186
Class B	19.97	(0.26)	0.10	4.36	4.20	—	(1.87)	—	(1.87)	2.33	22.30	22.97(h)	52,549	2.28	2.12	2.12	(1.16)	—
Class C	20.00	(0.23)	0.08	4.34	4.19	—	(1.87)	—	(1.87)	2.32	22.32	22.88(h)	63,650	2.15	2.15	2.15	(1.19)	—
For the Year Ended October 31, 2006
Class A	18.45	(0.18)	—	3.31	3.13	—	—	—	—	3.13	21.58	16.96	194,656	1.48	1.40	1.40	(0.87)	170
Class B	17.20	(0.36)	—	3.13	2.77	—	—	—	—	2.77	19.97	16.10	52,036	2.32	2.15	2.15	(1.62)	—
Class C	17.22	(0.32)	—	3.10	2.78	—	—	—	—	2.78	20.00	16.14	47,744	2.23	2.15	2.15	(1.62)	—
For the Year Ended October 31, 2005
Class A	15.09	(0.16)	—	3.52	3.36	—	—	—	—	3.36	18.45	22.27	159,577	1.57	1.40	1.40	(0.88)	104
Class B	14.17	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.20	21.38	56,664	2.39	2.15	2.15	(1.63)	—
Class C	14.19	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.22	21.35	44,564	2.30	2.15	2.15	(1.63)	—
For the Year Ended October 31, 2004
Class A	14.28	(0.18)	—	0.99	0.81	—	—	—	—	0.81	15.09	5.67	156,278	1.62	1.45	1.45	(1.15)	142
Class B	13.51	(0.27)	—	0.93	0.66	—	—	—	—	0.66	14.17	4.88	58,438	2.40	2.15	2.15	(1.85)	—
Class C	13.52	(0.28)	—	0.95	0.67	—	—	—	—	0.67	14.19	4.96	49,327	2.30	2.15	2.15	(1.85)	—

90

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford SmallCap Growth Fund
For the Year Ended October 31, 2008
Class A	$33.57	$(0.07)	$—	$(11.68)	$(11.75)	$—	$(3.35)	$—	$(3.35)	$(15.10)	$18.47	(38.35)%	$78,279	1.64%	1.20%	1.20%	(0.25)%	103%
Class B	29.93	(0.21)	—	(10.24)	(10.45)	—	(3.35)	—	(3.35)	(13.80)	16.13	(38.71)	8,645	2.51	1.83	1.83	(0.88)	—
Class C	29.85	(0.29)	—	(10.18)	(10.47)	—	(3.35)	—	(3.35)	(13.82)	16.03	(38.90)	10,472	2.25	2.10	2.10	(1.14)	—
For the Year Ended October 31, 2007
Class A	31.32	(0.13)	—	2.38	2.25	—	—	—	—	2.25	33.57	7.18(h)	162,102	1.62	1.31	1.31	(0.26)	105
Class B	28.12	(0.31)	—	2.12	1.81	—	—	—	—	1.81	29.93	6.44(h)	17,352	2.42	2.00	2.00	(0.95)	—
Class C	28.07	(0.35)	—	2.13	1.78	—	—	—	—	1.78	29.85	6.34(h)	23,778	2.21	2.15	2.15	(1.10)	—
For the Year Ended October 31, 2006
Class A	28.30	(0.06)	—	3.08	3.02	—	—	—	—	3.02	31.32	10.67	228,776	1.56	1.36	1.36	(0.30)	86
Class B	25.57	(0.26)	—	2.81	2.55	—	—	—	—	2.55	28.12	9.97	19,078	2.39	2.02	2.02	(0.95)	—
Class C	25.56	(0.27)	—	2.78	2.51	—	—	—	—	2.51	28.07	9.82	24,070	2.25	2.15	2.15	(1.08)	—
For the Year Ended October 31, 2005
Class A	24.60	(0.15)	—	3.85	3.70	—	—	—	—	3.70	28.30	15.04	66,403	1.62	1.40	1.40	(0.65)	81
Class B	22.39	(0.32)	—	3.50	3.18	—	—	—	—	3.18	25.57	14.20	16,230	2.51	2.15	2.15	(1.40)	—
Class C	22.39	(0.28)	—	3.45	3.17	—	—	—	—	3.17	25.56	14.16	15,668	2.33	2.15	2.15	(1.40)	—
For the Year Ended October 31, 2004
Class A	22.91	(0.15)	—	1.84	1.69	—	—	—	—	1.69	24.60	7.38	42,962	1.77	1.45	1.45	(0.81)	102
Class B	20.99	(0.28)	—	1.68	1.40	—	—	—	—	1.40	22.39	6.67	11,930	2.59	2.15	2.15	(1.51)	—
Class C	20.99	(0.27)	—	1.67	1.40	—	—	—	—	1.40	22.39	6.67	10,140	2.38	2.15	2.15	(1.51)	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 92 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Per share amounts have been calculated using average shares outstanding method.
(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 93.

91

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007		Year ended October 31, 2006	Year ended October 31, 2005		Year ended October 31, 2004
Fundamental Growth Fund
Class A Shares	1.45%	1.47%		1.48%	1.57%		1.59%
Class B Shares	2.18%	2.22%		2.23%	2.32%		2.32%
Class C Shares	2.20%	2.20%		2.23%	2.32%		2.25%
Growth Fund
Class A Shares	1.27%	1.27%		1.31%	1.31%		1.43%
Class B Shares	1.91%	2.08%		2.08%	2.13%		2.13%
Class C Shares	1.97%	1.98%		2.00%	2.03%		2.05%
Growth Opportunities Fund
Class A Shares	1.30%	1.31%		1.18%	1.30%		1.40%
Class B Shares	2.05%	2.10%		2.05%	2.08%		2.10%
Class C Shares	1.92%	1.97%		2.05%	2.07%		2.06%
LargeCap Growth Fund
Class A Shares	1.19%	1.11%	(b)
Class B Shares	2.00%	1.96%	(b)
Class C Shares	2.00%	1.93%	(b)
MidCap Growth Fund
Class A Shares	1.35%	1.36%		1.48%	1.49%	(a)
Class B Shares	1.82%	1.95%		2.09%	2.24%	(a)
Class C Shares	1.99%	2.11%		2.23%	2.24%	(a)
Small Company Fund
Class A Shares	1.38%	1.39%		1.37%	1.35%		1.40%
Class B Shares	2.01%	2.11%		2.12%	2.10%		2.10%
Class C Shares	2.14%	2.14%		2.11%	2.10%		2.10%
SmallCap Growth Fund
Class A Shares	1.20%	1.30%		1.34%	1.38%		1.44%
Class B Shares	1.83%	2.00%		2.00%	2.13%		2.14%
Class C Shares	2.10%	2.14%		2.13%	2.13%		2.14%
(a) From January 1, 2005 (commencement of operations), through October 31, 2005.
(b) From November 30, 2006 (commencement of operations), through October 31, 2007.

92

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Transfer Agent Allocation Methodology Reimbursements for the Year Ended October 31, 2004	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2004

Fundamental Growth Fund Class A	0.28%	—	26.24%	0.03%	2.21%
Fundamental Growth Fund Class B	0.29%	—	25.34%	—	1.48%
Fundamental Growth Fund Class C	0.29%	—	25.32%	0.06%	1.53%
Growth Fund Class A	0.01%	—	23.90%	—	—
Growth Fund Class B	0.01%	—	23.00%	—	—
Growth Fund Class C	0.01%	—	23.08%	—	—
Growth Opportunities Fund Class A	0.03%	—	40.34%	—	—
Growth Opportunities Fund Class B	0.04%	—	39.24%	—	—
Growth Opportunities Fund Class C	0.04%	—	39.35%	—	—
MidCap Growth Fund Class A	—	0.13%	25.00%	—	—
MidCap Growth Fund Class B	—	0.13%	23.67%	—	—
MidCap Growth Fund Class C	—	0.13%	23.77%	—	—
Small Company Fund Class A	0.16%	0.22%	23.41%	—	—
Small Company Fund Class B	0.18%	0.24%	22.46%	—	—
Small Company Fund Class C	0.18%	0.24%	22.37%	—	—
SmallCap Growth Fund Class A	0.01%	—	7.17%	—	—
SmallCap Growth Fund Class B	0.01%	—	6.43%	—	—
SmallCap Growth Fund Class C	0.01%	—	6.33%	—	—

93

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Fundamental Growth Fund	A	1269	416645224	HFFAX
The Hartford Fundamental Growth Fund	B	1270	416645216	HFFBX
The Hartford Fundamental Growth Fund	C	1271	416645190	HFFCX
The Hartford Growth Fund	A	1228	416529691	HGWAX
The Hartford Growth Fund	B	1229	416529683	HGWBX
The Hartford Growth Fund	C	1230	416529675	HGWCX
The Hartford Growth Opportunities Fund	A	1618	416529881	HGOAX
The Hartford Growth Opportunities Fund	B	1619	416529873	HGOBX
The Hartford Growth Opportunities Fund	C	1620	416529865	HGOCX
The Hartford LargeCap Growth Fund	A	1320	416649812	HLPAX
The Hartford LargeCap Growth Fund	B	1321	416649796	HLPBX
The Hartford LargeCap Growth Fund	C	1322	416649788	HLPCX
The Hartford MidCap Growth Fund	A	1201	416648640	HSMAX
The Hartford MidCap Growth Fund	B	1202	416648632	HSMBX
The Hartford MidCap Growth Fund	C	1203	416648624	HTSCX
The Hartford Small Company Fund	A	205	416645109	IHSAX
The Hartford Small Company Fund	B	227	416645208	HSCBX
The Hartford Small Company Fund	C	231	416645646	HSMCX
The Hartford SmallCap Growth Fund	A	1622	416529105	HSLAX
The Hartford SmallCap Growth Fund	B	1623	416529204	HSLBX
The Hartford SmallCap Growth Fund	C	1624	416529303	HSLCX

94

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

95

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

The Hartford Domestic Equity Value Funds

The Hartford Balanced Income Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Balanced Income Fund	8
The Hartford Dividend and Growth Fund	14
The Hartford Equity Income Fund	19
The Hartford MidCap Value Fund	24
The Hartford Select MidCap Value Fund	29
The Hartford Select SmallCap Value Fund	34
The Hartford Value Fund	41
The Hartford Value Opportunities Fund	46
Investment Strategies and Risks	51
The Investment Manager and Sub-Advisers	59
Classes of Shares	61
Distribution Arrangements	68
How To Buy And Sell Shares	73
Fund Distributions and Tax Matters	89
Financial Highlights	92
Fees Paid Indirectly	97
Payments from Affiliate	98
Fund Code, CUSIP Number and Symbol	99
For More Information	100

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

THE HARTFORD BALANCED INCOME FUND

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are at the discretion of the fund’s sub-adviser, Wellington Management, and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least “BBB” by S&P or “Baa” by Moody’s or “BBB” by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities or “junk bonds.” The fund may invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Manager Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 2.13% (3rd quarter, 2007) and the lowest quarterly return was

-7.51% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND (SINCE 07/31/06)
Class A Return Before Taxes	-23.01%	-5.93%
Class A Return After Taxes on Distributions	-24.31%	-7.26%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-14.88%	-5.68%
Class B Return Before Taxes	-23.02%	-5.53%
Class C Return Before Taxes	-19.95%	-4.45%
Russell 1000 Value Index	-36.85%	-13.41%
Barclays Capital Corporate Index	-4.94%	1.55%

Indices: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

The Barclays Capital Corporate Index (formerly known as the Lehman Brothers Corporate Index) is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.27%	0.41%	0.31%
Total annual operating expenses	1.25%	2.14%	2.04%
Less: Contractual expense reimbursement (3)	None	0.14%	0.04%
Net annual operating expenses(3)	1.25%	2.00%	2.00%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 670	$ 703	$ 303
Year 3	$ 925	$ 957	$ 636
Year 5	$ 1,199	$ 1,336	$ 1,095
Year 10	$ 1,978	$ 2,234	$ 2,366

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 670	$ 203	$ 203
Year 3	$ 925	$ 657	$ 636
Year 5	$ 1,199	$ 1,136	$ 1,095
Year 10	$ 1,978	$ 2,234	$ 2,366

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Balanced Income Fund paid HIFSCO an effective management fee equal to 0.73% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.725% of the first $250 million, 0.700% of the next $250 million, 0.675% of the next $500 million, 0.650% of the next $4 billion,

0.6475% of the next $5 billion and 0.645% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for the past five years. Mr. St. John joined Wellington Management as an investment professional in 2003.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2007 and for clients of the firm for the past three years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006.

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund’s total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies within the index ranged from approximately $489 million to $406 billion. The fund’s portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 15.08% (2nd quarter, 2003) and the lowest quarterly return was

-18.58% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-35.69%	-0.43%	1.48%
Class A Return After Taxes on Distributions	-36.10%	-1.46%	0.62%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-23.14%	-0.53%	1.02%
Class B Return Before Taxes	-35.90%	-0.50%	1.43%
Class C Return Before Taxes	-33.09%	-0.03%	1.35%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.22%	0.35%	0.21%
Total annual operating expenses(3)	1.09%	1.97%	1.83%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.25%. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 655	$ 700	$ 286
Year 3	$ 878	$ 918	$ 576
Year 5	$ 1,118	$ 1,262	$ 990
Year 10	$ 1,806	$ 2,068	$ 2,148

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 655	$ 200	$ 186
Year 3	$ 878	$ 618	$ 576
Year 5	$ 1,118	$ 1,062	$ 990
Year 10	$ 1,806	$ 2,068	$ 2,148

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Dividend and Growth Fund paid HIFSCO an effective management fee equal to 0.62% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.750% of the first $500 million, 0.650% of the next $500 million, 0.600% of the next $4 billion, 0.5975% of the next $5 billion and 0.595% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2004) and the lowest quarterly return was

-15.60% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 Year	5 Years	LIFE OF FUND (SINCE 08/28/03)
Class A Return Before Taxes	-32.86%	-0.13%	2.07%
Class A Return After Taxes on Distributions	-33.53%	-1.13%	1.10%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-21.28%	-0.47%	1.42%
Class B Return Before Taxes	-32.95%	-0.17%	2.15%
Class C Return Before Taxes	-30.12%	0.32%	2.45%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.57%(1)

Index: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

(1) Return is from 8/31/2003 - 12/31/2008.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.21%	0.33%	0.19%
Total annual operating expenses	1.19%	2.06%	1.92%
Less: Contractual expense reimbursement(3)	None	0.06%	None
Net annual operating expenses(3)	1.19%	2.00%	1.92%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 665	$ 703	$ 295
Year 3	$ 907	$ 940	$ 603
Year 5	$ 1,168	$ 1,303	$ 1,037
Year 10	$ 1,914	$ 2,162	$ 2,243

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 665	$ 203	$ 195
Year 3	$ 907	$ 640	$ 603
Year 5	$ 1,168	$ 1,103	$ 1,037
Year 10	$ 1,914	$ 2,162	$ 2,243

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Equity Income Fund paid HIFSCO an effective management fee equal to 0.68% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475% of the next $5 billion and 0.645% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past three years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006.

THE HARTFORD MIDCAP VALUE FUND

As of August 16, 2004, the fund no longer offers Class A, B and C shares except as follows. The fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

The fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the fund’s distributor for commissions paid in connection with past sales.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2008, this range was approximately $24 million to $15 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

•	attractive valuation,
•	a strong management team, and
•	strong industry position.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 20.83% (2nd quarter, 2003) and the lowest quarterly return was

-21.19% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 04/30/01)
Class A Return Before Taxes	-43.74%	-3.22%	0.50%
Class A Return After Taxes on Distributions	-43.80%	-5.08%	-0.76%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-28.43%	-2.58%	0.52%
Class B Return Before Taxes	-43.74%	-3.04%	0.54%
Class C Return Before Taxes	-41.49%	-2.82%	0.53%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes}	-31.99%	-0.15%	4.23%

Index: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(2)	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%(3)	1.00%	1.00%
Other expenses	0.34%	0.46%	0.30%
Total annual operating expenses	1.39%	2.26%	2.10%
Less: Contractual expense reimbursement (4)	0.04%	0.25%	None
Net annual operating expenses(4)	1.35%	2.01%	2.10%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)	Effective November 1, 2008, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 704	$ 313
Year 3	$ 962	$ 982	$ 658
Year 5	$ 1,265	$ 1,387	$ 1,129
Year 10	$ 2,124	$ 2,356	$ 2,431

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 204	$ 213
Year 3	$ 962	$ 682	$ 658
Year 5	$ 1,265	$ 1,187	$ 1,129
Year 10	$ 2,124	$ 2,356	$ 2,431

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford MidCap Value Fund paid HIFSCO an effective management fee equal to 0.85% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.800% of the first $500 million, 0.725% of the next $500 million, 0.675% of the next $4 billion, 0.6725% of the next $5 billion and 0.670% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

THE HARTFORD SELECT MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund’s assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2008, this range was $44 million to $5 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO. Hartford Investment Management became a sub-adviser effective Decmeber 2006. Performance represents performance of previous sub-advisers.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 8.80% (4th quarter, 2006) and the lowest quarterly return was

-25.58% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 04/29/2005)
Class A Return Before Taxes	-39.58%	-8.46%
Class A Return After Taxes on Distributions	-39.91%	-9.85%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-25.74%	-7.45%
Class B Return Before Taxes	-39.48%	-8.24%
Class C Return Before Taxes	-37.04%	-7.66%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-4.72%

Index: The Russell Midcap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.44%	0.68%	0.50%
Total annual operating expenses	1.44%	2.43%	2.25%
Less: Contractual expense reimbursement (3)	0.16%	0.64%	0.28%
Net annual operating expenses(3)	1.28%	1.79%	1.97%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 673	$ 682	$ 300
Year 3	$ 966	$ 996	$ 676
Year 5	$ 1,279	$ 1,438	$ 1,179
Year 10	$ 2,166	$ 2,471	$ 2,563

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 673	$ 182	$ 200
Year 3	$ 966	$ 696	$ 676
Year 5	$ 1,279	$ 1,238	$ 1,179
Year 10	$ 2,166	$ 2,471	$ 2,563

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Select MidCap Value Fund paid HIFSCO an effective management fee equal to 0.75% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.750% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.630% of the next $5 billion and 0.620% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2009. Mr. Cubbage joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was with ING (1999-2005). While at ING, Mr. Cubbage started in the quantitative equity research group where he helped build equity models, and most recently at ING Mr. Cubbage served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies. Prior to 1999, Mr. Cubbage worked for Cambridge Associates as a research consultant, specializing in quantitative issues.

THE HARTFORD SELECT SMALLCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($3 billion as of December 31, 2008). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC’s (“KAR”) investment philosophy is that strong risk-adjusted returns can be achieved through investment in high-quality companies purchased at reasonable prices. KAR utilizes a disciplined, “bottom-up,” fundamental approach to identify companies with rising free cash flow, high reinvestment rates, and strong financial characteristics. The major guideline that drives KAR’s portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC (“MetWest Capital”) believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small-capitalization companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital’s approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.’s (“SSgA FM”) enhanced small-capitalization value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.41% (3rd quarter, 2008) and the lowest quarterly return was

-24.10% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 07/31/06)
Class A Return Before Taxes	-34.04%	-13.20%
Class A Return After Taxes on Distributions	-34.31%	-14.28%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-22.13%	-11.50%
Class B Return Before Taxes	-34.09%	-12.88%
Class C Return Before Taxes	-31.33%	-11.83%
Russell 2000 Value Index	-28.92%	-12.36%

Index: The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.16%	0.51%	0.48%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual operating expenses	1.42%	2.52%	2.49%
Less: Contractual expense reimbursement (3)	None	0.27%	0.22%
Net annual operating expenses(3)	1.42%	2.25%	2.27%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 687	$ 728	$ 330
Year 3	$ 975	$ 1,059	$ 755
Year 5	$ 1,284	$ 1,516	$ 1,306
Year 10	$ 2,158	$ 2,564	$ 2,809

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 687	$ 228	$ 230
Year 3	$ 975	$ 759	$ 755
Year 5	$ 1,284	$ 1,316	$ 1,306
Year 10	$ 2,158	$ 2,564	$ 2,809

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Select SmallCap Value Fund paid HIFSCO an effective management fee equal to 1.00% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 1.000% of the first $500 million, 0.950% of the next $500 million, 0.900% of the next $4 billion, 0.8975% of the next $5 billion and 0.895% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. KAR, MetWest Capital and SSgA FM

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC: The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.

Julie Kutasov, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since 2008. Ms. Kutasov joined KAR in 2001 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

Metropolitan West Capital Management, LLC: The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee and Samir Sikka.

Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc.: The portion of the fund allocated to SSgA FM is co-managed by William DeRoche and Chuck Martin.

William H. DeRoche, CFA, Principal of SSgA FM, Vice President of SSgA and the Head of the U.S. Enhanced Equity Team, has served as a co-portfolio manager of the fund since January 2009. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

THE HARTFORD VALUE FUND

INVESTMENT GOAL. The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 16.34% (2nd quarter, 2003) and the lowest quarterly return was

-19.93% (3rd quarter, 2002).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 04/30/01)
Class A Return Before Taxes	-37.75%	-0.78%	-0.92%
Class A Return After Taxes on Distributions	-38.13%	-1.45%	-1.44%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-24.55%	-0.78%	-0.90%
Class B Return Before Taxes	-37.76%	-0.73%	-0.91%
Class C Return Before Taxes	-35.27%	-0.39%	-0.92%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	0.12%

Index: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.27%	0.47%	0.30%
Total annual operating expenses	1.32%	2.27%	2.10%
Less: Contractual expense reimbursement (3)	None	0.21%	None
Net annual operating expenses(3)	1.32%	2.06%	2.10%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 677	$ 709	$ 313
Year 3	$ 945	$ 989	$ 658
Year 5	$ 1,234	$ 1,396	$ 1,129
Year 10	$ 2,053	$ 2,350	$ 2,431

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 677	$ 209	$ 213
Year 3	$ 945	$ 689	$ 658
Year 5	$ 1,234	$ 1,196	$ 1,129
Year 10	$ 2,053	$ 2,350	$ 2,431

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Value Fund paid HIFSCO an effective management fee equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.800% of the first $500 million, 0.700% of the next $500 million, 0.650% of the next $4 billion, 0.6475 of the next $5 billion and 0.645% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past three years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management (2004 – 2006).

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities.

The fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund’s investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer’s earnings power, and its growth potential. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

•	attractive valuation,
•	a strong management team, and
•	strong industry position.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund’s Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund’s Class A, B and C shares would have been substantially similar to those of the fund’s Class L, M and N shares because all of the fund’s shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year(1)

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was

-20.89% (4th quarter, 2008).

(1)	Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund’s Class L shares, which have different operating expenses.

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes(1)	-45.15%	-5.27%	-0.07%
Class A Return After Taxes on Distributions(1)	-45.53%	-6.49%	-1.48%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.36%	-4.30%	-0.40%
Class B Return Before Taxes(1)	-45.08%	-5.12%	-0.10%
Class C Return Before Taxes(1)	-43.01%	-4.91%	-0.25%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	-36.25%	-0.72%	1.69%

Indices: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1)

Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(2)	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%(3)	1.00%	1.00%
Other expenses	0.40%	0.62%	0.36%
Total annual operating expenses	1.42%	2.39%	2.13%
Less: Contractual expense reimbursement (4)	0.07%	0.50%	0.03%
Net annual operating expenses(4)	1.35%	1.89%	2.10%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2) Effective November 1, 2008, HIFSCO has permanently reduced its management fee at the first two breakpoints for this fund.

(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 692	$ 313
Year 3	$ 968	$ 998	$ 664
Year 5	$ 1,277	$ 1,430	$ 1,141
Year 10	$ 2,153	$ 2,446	$ 2,460

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 680	$ 192	$ 213
Year 3	$ 968	$ 698	$ 664
Year 5	$ 1,277	$ 1,230	$ 1,141
Year 10	$ 2,153	$ 2,446	$ 2,460

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Value Opportunities Fund paid HIFSCO an effective management fee equal to 0.85% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.800% of the first $100 million, 0.750% of the next $150 million, 0.700% of the next $4.75 billion, 0.6975% of the next $5 billion and 0.695% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009 and has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2008, KAR had approximately $3.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC (“MetWest Capital”) oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large-capitalization and small-capitalization value equity, international core value equity, global value equity and balanced portfolios. As of December 31, 2008, MetWest Capital had investment management authority over approximately $8 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. As a result of the recent acquisition of Wachovia Corporation (“Wachovia”) by Wells Fargo & Company (“Wells Fargo”), Wells Fargo holds a majority interest in MetWest Capital. In connection with the acquisition, the Board of Directors approved a new sub-advisory agreement with MetWest Capital. The acquisition of Wachovia by Wells Fargo is not expected to affect the day-to-day management of the Select SmallCap Value Fund.

SSgA Funds Management, Inc. (“SSgA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2008, SSgA FM managed approximately $118 billion in assets, and SSgA managed approximately $1.44 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Balanced Income Fund
For the Year Ended October 31, 2008
Class A	$11.02	$0.40	$—	$(2.75)	$(2.35)	$(0.41)	$(0.04)	$—	$(0.45)	$(2.80)	$8.22	(22.01)%	$36,544	1.25%	1.25%	1.25%	4.10%	44%
Class B	10.98	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.20	(22.53)	1,945	2.14	2.00	2.00	3.35	—
Class C	10.97	0.33	—	(2.74)	(2.41)	(0.33)	(0.04)	—	(0.37)	(2.78)	8.19	(22.55)	4,007	2.04	2.00	2.00	3.34	—
For the Year Ended October 31, 2007
Class A	10.42	0.34	—	0.59	0.93	(0.33)	—	—	(0.33)	0.60	11.02	9.07	40,501	1.33	1.19	1.19	3.57	27
Class B	10.41	0.26	—	0.59	0.85	(0.28)	—	—	(0.28)	0.57	10.98	8.22	2,280	2.21	2.00	2.00	2.76	—
Class C	10.41	0.26	—	0.58	0.84	(0.28)	—	—	(0.28)	0.56	10.97	8.17	4,256	2.14	2.00	2.00	2.76	—
From (commencement of operations) July 31, 2006, through October 31, 2006
Class A	10.00	0.09	—	0.39	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.78(f)	11,513	1.58(e)	1.26(e)	1.26(e)	3.48(e)	8
Class B	10.00	0.07	—	0.38	0.45	(0.04)	—	—	(0.04)	0.41	10.41	4.54(f)	304	2.34(e)	2.00(e)	2.00(e)	2.73(e)	—
Class C	10.00	0.06	—	0.40	0.46	(0.05)	—	—	(0.05)	0.41	10.41	4.56(f)	400	2.39(e)	2.00(e)	2.00(e)	2.67(e)	—
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2008
Class A	23.12	0.31	—	(7.32)	(7.01)	(0.31)	(1.24)	—	(1.55)	(8.56)	14.56	(32.24)	2,214,358	1.09	1.09	1.09	1.62	36
Class B	22.76	0.14	—	(7.21)	(7.07)	(0.13)	(1.24)	—	(1.37)	(8.44)	14.32	(32.85)	222,732	1.97	1.97	1.97	0.73	—
Class C	22.72	0.17	—	(7.21)	(7.04)	(0.16)	(1.24)	—	(1.40)	(8.44)	14.28	(32.80)	221,895	1.83	1.83	1.83	0.87	—
For the Year Ended October 31, 2007
Class A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	—	(1.61)	1.64	23.12	16.20(h)	3,236,757	1.09	1.09	1.09	1.35	24
Class B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	—	(1.43)	1.59	22.76	15.22(h)	395,552	1.95	1.95	1.95	0.50	—
Class C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	—	(1.46)	1.59	22.72	15.42(h)	365,443	1.82	1.82	1.82	0.62	—
For the Year Ended October 31, 2006(g)
Class A	19.10	0.26	—	3.14	3.40	(0.26)	(0.76)	—	(1.02)	2.38	21.48	18.63	2,626,634	1.14	1.14	1.14	1.32	29
Class B	18.84	0.09	—	3.10	3.19	(0.10)	(0.76)	—	(0.86)	2.33	21.17	17.63	365,678	1.99	1.99	1.99	0.48	—
Class C	18.81	0.12	—	3.08	3.20	(0.12)	(0.76)	—	(0.88)	2.32	21.13	17.75	317,139	1.87	1.87	1.87	0.60	—
For the Year Ended October 31, 2005
Class A	17.79	0.23	—	1.51	1.74	(0.24)	(0.19)	—	(0.43)	1.31	19.10	9.87	2,109,617	1.17	1.17	1.17	1.25	26
Class B	17.56	0.08	—	1.48	1.56	(0.09)	(0.19)	—	(0.28)	1.28	18.84	8.92	343,650	2.01	2.01	2.01	0.41	—
Class C	17.53	0.10	—	1.48	1.58	(0.11)	(0.19)	—	(0.30)	1.28	18.81	9.08	280,967	1.89	1.89	1.89	0.54	—
For the Year Ended October 31, 2004
Class A	15.94	0.16	0.01	1.82	1.99	(0.14)	—	—	(0.14)	1.85	17.79	12.53(h)	1,838,567	1.23	1.23	1.23	0.96	25
Class B	15.75	0.03	—	1.80	1.83	(0.02)	—	—	(0.02)	1.81	17.56	11.62	319,512	2.04	2.04	2.04	0.16	—
Class C	15.72	0.05	0.01	1.79	1.85	(0.04)	—	—	(0.04)	1.81	17.53	11.76(h)	277,706	1.90	1.90	1.90	0.29	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Equity Income Fund
For the Year Ended October 31, 2008
Class A	$15.16	$0.32	$—	$(4.42)	$(4.10)	$(0.31)	$(0.40)	$—	$(0.71)	$(4.81)	$10.35	(28.08)%	$563,703	1.19%	1.14%	1.14%	2.49%	53%
Class B	15.12	0.21	—	(4.41)	(4.20)	(0.19)	(0.40)	—	(0.59)	(4.79)	10.33	(28.67)	32,097	2.06	2.00	2.00	1.63	—
Class C	15.14	0.23	—	(4.42)	(4.19)	(0.21)	(0.40)	—	(0.61)	(4.80)	10.34	(28.61)	43,493	1.92	1.87	1.87	1.76	—
For the Year Ended October 31, 2007
Class A	14.00	0.27	—	1.69	1.96	(0.26)	(0.54)	—	(0.80)	1.16	15.16	14.68	758,905	1.22	1.12	1.12	1.93	20
Class B	13.97	0.16	—	1.67	1.83	(0.14)	(0.54)	—	(0.68)	1.15	15.12	13.69	52,424	2.07	1.97	1.97	1.09	—
Class C	13.99	0.18	—	1.67	1.85	(0.16)	(0.54)	—	(0.70)	1.15	15.14	13.80	72,690	1.94	1.84	1.84	1.23	—
For the Year Ended October 31, 2006
Class A	12.09	0.26	—	1.96	2.22	(0.28)	(0.03)	—	(0.31)	1.91	14.00	18.70	529,664	1.30	1.00	1.00	2.02	24
Class B	12.07	0.16	—	1.94	2.10	(0.17)	(0.03)	—	(0.20)	1.90	13.97	17.67	43,198	2.14	1.84	1.84	1.19	—
Class C	12.08	0.17	—	1.96	2.13	(0.19)	(0.03)	—	(0.22)	1.91	13.99	17.88	61,572	2.01	1.71	1.71	1.33	—
For the Year Ended October 31, 2005
Class A	11.28	0.27	—	0.82	1.09	(0.26)	(0.02)	—	(0.28)	0.81	12.09	9.74	379,604	1.34	0.51	0.51	2.41	23
Class B	11.26	0.17	—	0.82	0.99	(0.16)	(0.02)	—	(0.18)	0.81	12.07	8.84	33,989	2.18	1.38	1.38	1.53	—
Class C	11.27	0.20	—	0.81	1.01	(0.18)	(0.02)	—	(0.20)	0.81	12.08	9.00	53,435	2.03	1.23	1.23	1.70	—
For the Year Ended October 31, 2004
Class A	10.37	0.21	—	0.90	1.11	(0.20)	—	—	(0.20)	0.91	11.28	10.82	211,826	1.40	0.56	0.56	2.26	22
Class B	10.36	0.13	—	0.89	1.02	(0.12)	—	—	(0.12)	0.90	11.26	9.93	18,438	2.20	1.37	1.37	1.46	—
Class C	10.36	0.15	—	0.89	1.04	(0.13)	—	—	(0.13)	0.91	11.27	10.12	44,043	2.02	1.19	1.19	1.64	—
The Hartford MidCap Value Fund
For the Year Ended October 31, 2008
Class A	14.80	0.02	—	(5.81)	(5.79)	—	(2.48)	—	(2.48)	(8.27)	6.53	(46.26)	127,999	1.44	1.40	1.40	0.15	52
Class B	13.95	(0.05)	—	(5.39)	(5.44)	—	(2.48)	—	(2.48)	(7.92)	6.03	(46.64)	24,329	2.31	2.06	2.06	(0.50)	—
Class C	13.96	(0.06)	—	(5.39)	(5.45)	—	(2.48)	—	(2.48)	(7.93)	6.03	(46.68)	24,418	2.15	2.15	2.15	(0.59)	—
For the Year Ended October 31, 2007
Class A	14.57	—	—	2.14	2.14	—	(1.91)	—	(1.91)	0.23	14.80	16.72(h)	311,227	1.39	1.39	1.39	—	46
Class B	13.93	(0.11)	—	2.04	1.93	—	(1.91)	—	(1.91)	0.02	13.95	15.86(h)	60,957	2.23	2.15	2.15	(0.75)	—
Class C	13.93	(0.10)	—	2.04	1.94	—	(1.91)	—	(1.91)	0.03	13.96	15.94(h)	63,292	2.10	2.10	2.10	(0.70)	—
For the Year Ended October 31, 2006
Class A	13.29	0.01	—	2.59	2.60	—	(1.32)	—	(1.32)	1.28	14.57	21.37	305,002	1.45	1.40	1.40	0.06	40
Class B	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.46	62,580	2.28	2.15	2.15	(0.69)	—
Class C	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.45	63,302	2.16	2.15	2.15	(0.69)	—
For the Year Ended October 31, 2005
Class A	12.89	(0.04)	—	1.41	1.37	—	(0.97)	—	(0.97)	0.40	13.29	11.31	280,662	1.49	1.40	1.40	(0.31)	49
Class B	12.59	(0.14)	—	1.37	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40	59,350	2.33	2.15	2.15	(1.06)	—
Class C	12.59	(0.15)	—	1.38	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40	61,194	2.19	2.15	2.15	(1.06)	—
For the Year Ended October 31, 2004
Class A	11.32	(0.04)	—	1.61	1.57	—	—	—	—	1.57	12.89	13.87	280,173	1.56	1.45	1.45	(0.03)	46
Class B	11.12	(0.13)	—	1.60	1.47	—	—	—	—	1.47	12.59	13.22	60,558	2.36	2.15	2.15	(1.04)	—
Class C	11.13	(0.13)	—	1.59	1.46	—	—	—	—	1.46	12.59	13.12	67,132	2.20	2.15	2.15	(1.04)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Select MidCap Value Fund
For the Year Ended October 31, 2008
Class A	$12.17	$0.11	$—	$(4.34)	$(4.23)	$(0.01)	$(1.23)	$—	$(1.24)	$(5.47)	$6.70	(38.30)%	$16,071	1.44%	1.28%	1.28%	0.95%	194%
Class B	11.96	0.04	—	(4.23)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.54	(38.65)	2,147	2.43	1.79	1.79	0.43	—
Class C	11.95	0.01	—	(4.20)	(4.19)	—	(1.23)	—	(1.23)	(5.42)	6.53	(38.68)	2,695	2.25	1.97	1.97	0.26	—
For the Year Ended October 31, 2007
Class A	12.41	0.05	—	0.21	0.26	—	(0.50)	—	(0.50)	(0.24)	12.17	2.16	39,238	1.42	1.33	1.33	0.38	209
Class B	12.28	(0.04)	—	0.22	0.18	—	(0.50)	—	(0.50)	(0.32)	11.96	1.51	4,322	2.35	2.01	2.01	(0.29)	—
Class C	12.28	(0.04)	—	0.21	0.17	—	(0.50)	—	(0.50)	(0.33)	11.95	1.42	8,300	2.17	2.07	2.07	(0.36)	—
For the Year Ended October 31, 2006
Class A	10.79	—	—	1.87	1.87	(0.01)	(0.24)	—	(0.25)	1.62	12.41	17.66	47,937	1.69	1.55	1.55	(0.10)	63
Class B	10.75	(0.10)	—	1.87	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79	4,137	2.67	2.30	2.30	(0.84)	—
Class C	10.75	(0.09)	—	1.86	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79	7,417	2.53	2.30	2.30	(0.84)	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	—	—	0.79	0.79	—	—	—	—	0.79	10.79	7.90(f)	22,423	1.67(e)	1.55(e)	1.55(e)	(0.08)(e)	30
Class B	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50(f)	1,714	2.64(e)	2.30(e)	2.30(e)	(0.92)(e)	—
Class C	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50(f)	2,885	2.53(e)	2.30(e)	2.30(e)	(0.96)(e)	—
The Hartford Select SmallCap Value Fund
For the Year Ended October 31, 2008
Class A	11.79	0.07	—	(3.63)	(3.56)	(0.06)	(0.75)	—	(0.81)	(4.37)	7.42	(32.15)	14,428	1.41	1.41	1.41	0.81	51
Class B	11.65	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.31	(32.69)	476	2.51	2.24	2.24	(0.02)	—
Class C	11.66	—	—	(3.59)	(3.59)	—	(0.75)	—	(0.75)	(4.34)	7.32	(32.66)	685	2.48	2.26	2.26	(0.04)	—
For the Year Ended October 31, 2007
Class A	10.96	0.07	—	0.78	0.85	—	(0.02)	—	(0.02)	0.83	11.79	7.78	19,106	1.40	1.40	1.40	0.67	58
Class B	10.93	(0.02)	—	0.76	0.74	—	(0.02)	—	(0.02)	0.72	11.65	6.79	587	2.38	2.35	2.35	(0.25)	—
Class C	10.93	(0.02)	—	0.77	0.75	—	(0.02)	—	(0.02)	0.73	11.66	6.88	749	2.33	2.33	2.33	(0.27)	—
From (commencement of operations) July 31, 2006, through October 31, 2006(g)
Class A	10.00	0.02	—	0.94	0.96	—	—	—	—	0.96	10.96	9.60(f)	15,872	1.73(e)	1.60(e)	1.60(e)	0.78(e)	10
Class B	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30(f)	308	2.53(e)	2.35(e)	2.35(e)	0.03(e)	—
Class C	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30(f)	280	2.51(e)	2.35(e)	2.35(e)	0.03(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Value Fund
For the Year Ended October 31, 2008
Class A	$14.13	$0.16	$—	$(4.60)	$(4.44)	$(0.10)	$(0.64)	$—	$(0.74)	$(5.18)	$8.95	(33.00)%	$56,864	1.32%	1.32%	1.32%	1.32%	57%
Class B	13.78	0.08	—	(4.49)	(4.41)	—	(0.64)	—	(0.64)	(5.05)	8.73	(33.43)	7,211	2.27	2.06	2.06	0.57	—
Class C	13.78	0.06	—	(4.48)	(4.42)	—	(0.64)	—	(0.64)	(5.06)	8.72	(33.50)	9,160	2.10	2.10	2.10	0.54	—
For the Year Ended October 31, 2007
Class A	12.91	0.12	—	1.89	2.01	—	(0.79)	—	(0.79)	1.22	14.13	16.61(h)	89,023	1.32	1.32	1.32	0.89	32
Class B	12.71	0.01	—	1.85	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63(h)	12,976	2.23	2.15	2.15	0.07	—
Class C	12.71	0.02	—	1.84	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63(h)	13,710	2.09	2.09	2.09	0.13	—
For the Year Ended October 31, 2006
Class A	10.79	0.09	—	2.11	2.20	(0.08)	—	—	(0.08)	2.12	12.91	20.52	79,476	1.38	1.38	1.38	0.89	50
Class B	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68	11,957	2.29	2.13	2.13	0.15	—
Class C	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68	12,943	2.15	2.15	2.15	0.12	—
For the Year Ended October 31, 2005
Class A	9.71	0.08	—	1.04	1.12	(0.04)	—	—	(0.04)	1.08	10.79	11.50	63,417	1.41	1.40	1.40	0.76	29
Class B	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62	10,091	2.34	2.15	2.15	0.01	—
Class C	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62	10,238	2.19	2.15	2.15	0.02	—
For the Year Ended October 31, 2004(g)
Class A	8.92	0.07	—	0.79	0.86	(0.07)	—	—	(0.07)	0.79	9.71	9.70	56,845	1.46	1.45	1.45	0.76	34
Class B	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91	8,948	2.36	2.15	2.15	0.06	—
Class C	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91	10,838	2.17	2.15	2.15	0.06	—
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2008
Class A	18.24	0.09	—	(7.48)	(7.39)	(0.04)	(2.59)	—	(2.63)	(10.02)	8.22	(46.75)	59,576	1.50	1.40	1.40	0.62	65
Class B	16.75	—	—	(6.74)	(6.74)	—	(2.59)	—	(2.59)	(9.33)	7.42	(46.99)	7,613	2.47	1.95	1.95	0.08	—
Class C	16.71	(0.03)	—	(6.71)	(6.74)	—	(2.59)	—	(2.59)	(9.33)	7.38	(47.13)	11,167	2.21	2.15	2.15	(0.12)	—
For the Year Ended October 31, 2007
Class A	18.26	0.08	—	1.56	1.64	(0.14)	(1.52)	—	(1.66)	(0.02)	18.24	9.73(h)	157,671	1.48	1.40	1.40	0.48	77
Class B	16.92	(0.04)	—	1.43	1.39	(0.04)	(1.52)	—	(1.56)	(0.17)	16.75	8.90(h)	20,792	2.38	2.13	2.13	(0.25)	—
Class C	16.92	(0.01)	—	1.40	1.39	(0.08)	(1.52)	—	(1.60)	(0.21)	16.71	8.91(h)	32,738	2.19	2.15	2.15	(0.28)	—
For the Year Ended October 31, 2006(g)
Class A	15.56	0.09	—	3.11	3.20	—	(0.50)	—	(0.50)	2.70	18.26	21.12	111,324	1.52	1.40	1.40	0.51	57
Class B	14.56	(0.03)	—	2.89	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.21	18,271	2.38	2.12	2.12	(0.20)	—
Class C	14.56	(0.04)	—	2.90	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.20	22,466	2.22	2.15	2.15	(0.24)	—
For the Year Ended October 31, 2005
Class A	14.06	0.03	—	1.47	1.50	—	—	—	—	1.50	15.56	10.67	66,368	1.62	1.40	1.40	0.27	38
Class B	13.24	(0.05)	—	1.37	1.32	—	—	—	—	1.32	14.56	9.97	13,560	2.51	2.15	2.15	(0.47)	—
Class C	13.25	(0.05)	—	1.36	1.31	—	—	—	—	1.31	14.56	9.89	13,258	2.33	2.15	2.15	(0.47)	—
For the Year Ended October 31, 2004
Class A	12.15	0.01	—	1.90	1.91	—	—	—	—	1.91	14.06	15.72	24,601	1.82	1.45	1.45	0.08	52
Class B	11.53	(0.06)	—	1.77	1.71	—	—	—	—	1.71	13.24	14.83	5,709	2.70	2.15	2.15	(0.64)	—
Class C	11.53	(0.06)	—	1.78	1.72	—	—	—	—	1.72	13.25	14.92	5,627	2.47	2.15	2.15	(0.64)	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 97 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Per share amounts have been calculated using average shares outstanding method.
(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 98.

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007	Year ended October 31, 2006		Year ended October 31, 2005		Year ended October 31, 2004
Balanced Income Fund
Class A Shares	1.25%	1.19%	1.25%	(b)
Class B Shares	2.00%	2.00%	2.00%	(b)
Class C Shares	2.00%	2.00%	2.00%	(b)
Dividend and Growth Fund
Class A Shares	1.08%	1.09%	1.13%		1.16%		1.22%
Class B Shares	1.97%	1.95%	1.98%		2.01%		2.03%
Class C Shares	1.83%	1.82%	1.86%		1.88%		1.89%
Equity Income Fund
Class A Shares	1.14%	1.12%	1.00%		0.50%		0.56%
Class B Shares	2.00%	1.96%	1.84%		1.38%		1.36%
Class C Shares	1.87%	1.83%	1.70%		1.22%		1.19%
MidCap Value Fund
Class A Shares	1.39%	1.39%	1.39%		1.38%		1.43%
Class B Shares	2.05%	2.15%	2.14%		2.13%		2.13%
Class C Shares	2.14%	2.09%	2.14%		2.13%		2.13%
Select MidCap Value Fund
Class A Shares	1.28%	1.32%	1.50%		1.54%	(a)
Class B Shares	1.79%	2.00%	2.25%		2.29%	(a)
Class C Shares	1.97%	2.07%	2.25%		2.29%	(a)
Select SmallCap Value Fund
Class A Shares	1.41%	1.40%	1.60%	(b)
Class B Shares	2.24%	2.35%	2.35%	(b)
Class C Shares	2.26%	2.32%	2.35%	(b)
Value Fund
Class A Shares	1.32%	1.32%	1.37%		1.39%		1.44%
Class B Shares	2.06%	2.15%	2.12%		2.14%		2.14%
Class C Shares	2.09%	2.09%	2.14%		2.14%		2.14%
Value Opportunities Fund
Class A Shares	1.40%	1.40%	1.39%		1.39%		1.44%
Class B Shares	1.94%	2.13%	2.11%		2.14%		2.15%
Class C Shares	2.15%	2.15%	2.14%		2.14%		2.15%
(a) From April 29, 2005 (commencement of operations), through October 31, 2005.
(b) From July 31, 2006 (commencement of operations), through October 31, 2006.

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Transfer Agent Allocation Methodology Reimbursements for the Year Ended October 31, 2004	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2004

Dividend and Growth Fund Class A	0.03%	—	16.17%	0.06%	12.47%
Dividend and Growth Fund Class B	0.03%	—	15.19%	—	—
Dividend and Growth Fund Class C	0.03%	—	15.39%	0.04%	11.72%
MidCap Value Fund Class A	0.01%	—	16.71%
MidCap Value Fund Class B	0.01%	—	15.85%
MidCap Value Fund Class C	0.01%	—	15.93%
Value Fund Class A	—	—	16.60%	—	—
Value Fund Class B	—	—	15.62%	—	—
Value Fund Class C	—	—	15.62%	—	—
Value Opportunities Fund Class A	0.01%	—	9.72%	—	—
Value Opportunities Fund Class B	0.01%	—	8.89%	—	—
Value Opportunities Fund Class C	0.01%	—	8.90%	—	—

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Balanced Income Fund	A	1289	416648244	HBLAX
The Hartford Balanced Income Fund	B	1290	416648236	HBLBX
The Hartford Balanced Income Fund	C	1291	416648228	HBLCX
The Hartford Dividend and Growth Fund	A	223	416645844	IHGIX
The Hartford Dividend and Growth Fund	B	224	416645836	ITDGX
The Hartford Dividend and Growth Fund	C	248	416645596	HDGCX
The Hartford Equity Income Fund	A	1658	416648889	HQIAX
The Hartford Equity Income Fund	B	1659	416648871	HQIBX
The Hartford Equity Income Fund	C	1660	416648863	HQICX
The Hartford MidCap Value Fund	A	1281	416646107	HMVAX
The Hartford MidCap Value Fund	B	1282	416646206	HMVBX
The Hartford MidCap Value Fund	C	1283	416646305	HMVCX
The Hartford Select MidCap Value Fund	A	1213	416648517	HFVAX
The Hartford Select MidCap Value Fund	B	1214	416648491	HSVBX
The Hartford Select MidCap Value Fund	C	1215	416648483	HFVCX
The Hartford Select SmallCap Value Fund	A	1297	416648194	HTVAX
The Hartford Select SmallCap Value Fund	B	1298	416648186	HTVBX
The Hartford Select SmallCap Value Fund	C	1299	416648178	HTVCX
The Hartford Value Fund	A	1285	416646404	HVFAX
The Hartford Value Fund	B	1286	416646503	HVFBX
The Hartford Value Fund	C	1287	416646602	HVFCX
The Hartford Value Opportunities Fund	A	1614	416529782	HVOAX
The Hartford Value Opportunities Fund	B	1615	416529774	HVOBX
The Hartford Value Opportunities Fund	C	1616	416529766	HVOCX

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

The Hartford Short-Term Income Funds

The Hartford Floating Rate Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund

The Hartford Non-Taxable Fixed Income Funds

The Hartford High Yield Municipal Bond Fund
The Hartford Tax-Free California Fund
The Hartford Tax-Free National Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford Floating Rate Fund	8
The Hartford Money Market Fund	14
The Hartford Short Duration Fund	20
The Hartford High Yield Municipal Bond Fund	27
The Hartford Tax-Free California Fund	33
The Hartford Tax-Free National Fund	39
Investment Strategies and Risks	45
The Investment Manager and Sub-Advisers	53
Classes of Shares	55
Distribution Arrangements	62
How To Buy And Sell Shares	67
Fund Distributions and Tax Matters	83
Financial Highlights	86
Fees Paid Indirectly	90
Fund Code, CUSIP Number and Symbol	91
For More Information	92

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

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Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

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The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

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THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield - high risk” or “junk bonds”.

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund’s total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund’s total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund’s sub-adviser, Hartford Investment Management, relies on a “bottom-up,” fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management’s process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan’s and each security’s structural features, covenants, underlying collateral and price compared to its long-term value.

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MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Agent Insolvency Risk - In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

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Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of

10

fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 4.76% (2nd quarter, 2008) and the lowest quarterly return was

-24.71% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 04/29/05)
Class A Return Before Taxes	-32.54%	-7.33%
Class A Return After Taxes on Distributions	-34.01%	-9.30%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-20.89%	-6.96%
Class B Return Before Taxes	-34.27%	-7.90%
Class C Return Before Taxes	-31.70%	-7.28%
Credit Suisse Leverage Loan Index	-28.78%	-5.60%

Index: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.

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YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.13%	0.20%	0.14%
Total annual operating expenses	0.99%	1.81%	1.75%
Less: Contractual expense reimbursement (3)	None	0.06%	None
Net annual operating expenses(3)	0.99%	1.75%	1.75%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO’s contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

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You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 398	$ 678	$ 278
Year 3	$ 606	$ 864	$ 551
Year 5	$ 831	$ 1,174	$ 949
Year 10	$ 1,477	$ 1,906	$ 2,062

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 398	$ 178	$ 178
Year 3	$ 606	$ 564	$ 551
Year 5	$ 831	$ 974	$ 949
Year 10	$ 1,477	$ 1,906	$ 2,062

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Floating Rate Fund paid HIFSCO an effective management fee equal to 0.61% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.650% of the first $500 million, 0.600% of the next $4.5 billion, 0.580% of the next $5 billion and 0.570% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Michael Bacevich, Managing Director and co-head of the Leveraged Credit Sector of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management in 2004. Previously Mr. Bacevich was the head of the Leveraged Loan Team at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Senior Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.

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THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. This fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In certain market conditions, the fund may be more allocated to lower-yielding securities. There can be no guarantee that the fund will achieve or maintain any particular level of yield. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

$1.00 Share Price Risk - Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund’s share price could fall below $1.00, which would make your shares worth less than what you paid for them.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

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Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statement, the Board of Directors of the fund has approved the participation of the fund in the U.S. Treasury Department's Temporary Guarantee Program (the “Program”) for money market funds. Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share. The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less. As of the date of this Prospectus, the Program will terminate on April 30, 2009. Please see page 56 for more information concerning the Program.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

15

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 1.43% (3rd quarter, 2000) and the lowest quarterly return was 0.03% (2nd quarter, 2004).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A	1.64%	2.60%	2.73%
Class B	-4.01%	1.56%	2.23%
Class C	0.03%	1.95%	2.09%
90-Day Treasury Bill Index (reflects no deductions for fees, expenses or taxes)(2)	1.40%	2.97%	3.16%

Index: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund’s most recent current and effective yield information. HIFSCO has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield. Total Return and yield for Class A, Class B and Class C shares would have been lower if HIFSCO had not agreed to reimburse expenses or waive fees, including for certain periods all or a portion of distribution and service (12b-1) fees.

16

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees(2)	0.25%(3)	1.00%	1.00%
Other expenses	0.29%	0.26%	0.15%
Total annual operating expenses	0.99%	1.71%	1.60%
Less: Contractual expense reimbursement (4)	0.09%	0.06%	None
Net annual operating expenses(4)	0.90%	1.65%	1.60%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

Effective March 1, 2009, the Board of Directors of the fund has approved a temporary reduction of the distribution of the distribution and service (12b-1) fee to zero for a period of six months. The Board’s action can be changed at any time.

(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.90%, 1.65% and 1.65%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund. In addition, HIFSCO may also reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or any particular level of yield.

17

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 92	$ 668	$ 263
Year 3	$ 306	$ 833	$ 505
Year 5	$ 538	$ 1,123	$ 871
Year 10	$ 1,205	$ 1,823	$ 1,900

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 92	$ 168	$ 163
Year 3	$ 306	$ 533	$ 505
Year 5	$ 538	$ 923	$ 871
Year 10	$ 1,205	$ 1,823	$ 1,900

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Money Market Fund paid HIFSCO an effective management fee equal to 0.45% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.450% of the first $1 billion, 0.400% of the next $4 billion, 0.380% of the next $5 billion and 0.370% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, CFA, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School

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of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

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THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing, under normal circumstances, at least 80% of its total assets in “investment grade” quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least “Baa3” by Moody’s and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The measure incorporates a bond’s yield, coupon and final maturity. The longer a security’s duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team, and security structure. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in

20

currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Valuation Risk - In some circumstances, the fund’s investments could become harder to value.

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PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

22

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 1.81% (2nd quarter, 2003) and the lowest quarterly return was

-1.68% (3rd quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 10/31/02)
Class A Return Before Taxes	-6.35%	0.71%	1.42%
Class A Return After Taxes on Distributions	-7.56%	-0.55%	0.18%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-4.11%	-0.11%	0.50%
Class B Return Before Taxes	-8.93%	0.23%	1.17%
Class C Return Before Taxes	-5.21%	0.58%	1.17%
Barclays Capital 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	4.97%	3.81%	3.72%
Barclays Capital 1-5 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	5.13%	3.96%	3.99%

Index: The Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index. You cannot invest directly in an index.

The Barclays Capital 1-5 Year U.S. Government/Credit Index (formerly known as Lehman Brothers 1-5 Year U.S. Government/Credit Index) is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.

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The fund has changed its benchmark from the Barclays Capital 1-5 Year U.S. Government/Credit to the Barclays Capital 1-3 Year U.S. Government/Credit Index because the fund's investment manager believes that the Barclays Capital 1-3 year U.S. Government/Credit index is better suited to the fund's investment strategy pertaining to the focus on shorter term fixed income instruments.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(2)	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%(3)	1.00%	1.00%
Other expenses	0.20%	0.34%	0.19%
Total annual operating expenses	0.90%	1.79%	1.64%
Less: Contractual expense reimbursement (4)	None	0.14%	None
Net annual operating expenses(4)	0.90%	1.65%	1.64%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)	Effective November 1, 2008, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.95%, 1.70% and 1.70%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

24

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 389	$ 668	$ 267
Year 3	$ 578	$ 850	$ 517
Year 5	$ 783	$ 1,157	$ 892
Year 10	$ 1,375	$ 1,859	$ 1,944

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 389	$ 168	$ 167
Year 3	$ 578	$ 550	$ 517
Year 5	$ 783	$ 957	$ 892
Year 10	$ 1,375	$ 1,859	$ 1,944

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Short Duration Fund paid HIFSCO an effective management fee equal to 0.50% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.450% of the first $500 million, 0.400% of the next $4.5 billion, 0.380% of the next $5 billion and 0.370% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989. Prior to joining the firm, Mr. Dirgins was with Conning Asset Management where he was responsible for analysis and trading of asset-backed securities.

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THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

INVESTMENT GOAL. The Hartford High Yield Municipal Bond Fund seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in non-investment grade municipal securities. At least 80% of the fund’s assets must be invested in municipal securities, but a greater or lesser portion may be non-investment grade. Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade securities are commonly referred to as “high yield - high risk” or “junk bonds.” Under normal market conditions the fund will focus its investments on higher yielding investment grade and non-investment grade municipal securities. Up to 100% of the fund's securities may be non-investment grade securities. The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have restrictions regarding maturity, the fund tends to have an average maturity of 5-25 years. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes.

The fund may also invest in variable rate bonds known as “inverse floaters” which pay interest at rates which bear an inverse relationship to changes in short-term market interest rates.

The fund will generally hold a diversified portfolio of investments across states and sectors, although the fund is not required to invest in all states and sectors at all times.

The overall investment approach of Hartford Investment Management’s team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as a top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Alternative Minimum Tax Risk - The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

27

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

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PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund’s total return for the first full calendar year of the fund’s operation, while the table shows how the fund’s performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

29

Class A total return for calendar year 2008

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 0.55% (2nd quarter, 2008) and the lowest quarterly return was

-15.95% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND (SINCE 05/31/07)
Class A Return Before Taxes	-25.93%	-21.04%
Class A Return After Taxes on Distributions	-27.44%	-22.65%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-16.65%	-18.41%
Class B Return Before Taxes	-26.73%	-21.25%
Class C Return Before Taxes	-23.76%	-19.27%
Barclays Capital Municipal Non-Investment Grade Index	-27.01%	-20.23%

Index: The Barclays Capital Municipal Non-Investment Grade Index (formerly the Lehman Brothers Municipal Non-Investment Grade Index) is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. You cannot invest directly in an index..

30

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.12%	0.18%	0.15%
Acquired Fund fees and expenses	0.03%	0.03%	0.03%
Total annual operating expenses	0.95%	1.76%	1.73%
Less: Contractual expense reimbursement(3)	None	0.01%	None
Net annual operating expenses(3)	0.95%	1.75%	1.73%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

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You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 543	$ 678	$ 276
Year 3	$ 739	$ 853	$ 545
Year 5	$ 952	$ 1,153	$ 939
Year 10	$ 1,564	$ 1,858	$ 2,041

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 543	$ 178	$ 176
Year 3	$ 739	$ 553	$ 545
Year 5	$ 952	$ 953	$ 939
Year 10	$ 1,564	$ 1,858	$ 2,041

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford High Yield Municipal Bond Fund paid HIFSCO an effective management fee equal to 0.04% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $4 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Charles Grande, Executive Vice President and sector head for Municipals of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and deputy group head at Credit Suisse Financial Products Co. and an assistant vice president responsible for municipal credit analysis at MBIA.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

32

THE HARTFORD TAX-FREE CALIFORNIA FUND

PROPOSED REORGANIZATION. At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Tax-Free California Fund (the “Acquired Fund”) and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

Effective as of the close of business on February 13, 2009, shares of the Acquired Fund are no longer are available for sale to new investors or existing shareholders (except through reinvested dividends) nor are they eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors of The Hartford Mutual Funds has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about July 16, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund’s shareholders in May 2009, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O.Box 64387, St. Paul, MN 55164-0387

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of “investment grade” quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”), or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below-investment-grade. Debt securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.” The fund may invest up to 20% of its assets in securities with income subject to

33

income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund’s yield.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the

34

fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

35

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.17% (3rd quarter, 2004) and the lowest quarterly return was

-13.36% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 10/31/02)
Class A Return Before Taxes	-23.70%	-2.74%	-1.36%
Class A Return After Taxes on Distributions	-23.70%	-2.74%	-1.36%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-13.91%	-1.60%	-0.45%
Class B Return Before Taxes	-24.47%	-2.91%	-1.37%
Class C Return Before Taxes	-21.36%	-2.56%	-1.31%
Barclays Capital California Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-4.15%	2.62%	3.19%

Index: The Barclays Capital California Municipal Bond Index (formerly know as the Lehman Brothers California Municipal Bond Index) is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

36

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(2)	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%(3)	1.00%	1.00%
Other expenses	0.11%	0.15%	0.14%
Acquired Fund fees and expenses	0.02%	0.02%	0.02%
Total annual operating expenses	0.88%	1.67%	1.66%
Less: Contractual expense reimbursement (4)	0.01%	0.05%	0.04%
Net annual operating expenses(4)	0.87%	1.62%	1.62%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)	Effective November 1, 2008, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each

37

year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 535	$ 665	$ 265
Year 3	$ 717	$ 822	$ 520
Year 5	$ 915	$ 1,103	$ 898
Year 10	$ 1,485	$ 1,762	$ 1,962

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 535	$ 165	$ 165
Year 3	$ 717	$ 522	$ 520
Year 5	$ 915	$ 903	$ 898
Year 10	$ 1,485	$ 1,762	$ 1,962

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Tax-Free California Fund paid HIFSCO an effective management fee equal to 0.55% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.500% of the first $500 million, 0.450% of the next $4.5 billion, 0.430% of the next $5 billion and 0.420% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President and sector head for Municipals of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA Insurance Corp.

38

THE HARTFORD TAX-FREE NATIONAL FUND

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of “investment grade” quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”), or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below-investment-grade. Debt securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds”. The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund’s holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund’s yield.

PROPOSED REORGANIZATION. At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Tax-Free California Fund (the “Acquired Fund”) and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

The Board of Directors of The Hartford Mutual Funds has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about July 16, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete

39

liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Municipal Securities Risk - State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

40

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund’s Class E, M and N shares (Class E, M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund’s Class A, B and C shares would have been substantially similar to those of the fund’s Class E, M and N shares because all of the fund’s shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

41

Class A total returns by calendar year(1)

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was

-10.43% (4th quarter, 2008).

(1)	Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund’s Class E shares, which had different operating expenses.

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes(1)	-22.63%	-2.54%	1.17%
Class A Return After Taxes on Distributions(1)	-22.63%	-2.54%	0.97%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-13.16%	-1.40%	1.57%
Class B Return Before Taxes(1)	-23.42%	-2.70%	-0.94%
Class C Return Before Taxes(1)	-20.37%	-2.37%	0.82%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-2.47%	2.71%	4.26%

Index: The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1)

Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

42

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees(2)	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%(3)	1.00%	1.00%
Other expenses	0.14%	0.20%	0.15%
Acquired Fund fees and expenses	0.02%	0.02%	0.02%
Total annual operating expenses	0.91%	1.72%	1.67%
Less: Contractual expense reimbursement (4)	0.04%	0.10%	0.05%
Net annual operating expenses(4)	0.87%	1.62%	1.62%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)	Effective November 1, 2008, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each

43

year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 535	$ 665	$ 265
Year 3	$ 723	$ 832	$ 522
Year 5	$ 927	$ 1,124	$ 903
Year 10	$ 1,516	$ 1,807	$ 1,972

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 535	$ 165	$ 165
Year 3	$ 723	$ 532	$ 522
Year 5	$ 927	$ 924	$ 903
Year 10	$ 1,516	$ 1,807	$ 1,972

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Tax-Free National Fund paid HIFSCO an effective management fee equal to 0.55% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.500% of the first $500 million, 0.450% of the next $4.5 billion, 0.430% of the next $5 billion and 0.420% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President and sector head for Municipals of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

46

particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

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•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

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•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

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•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

51

techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

Participation in the U.S. Department of the Treasury Guarantee Program for Money Market Funds

The Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) has approved the participation of the Money Market Fund (the “fund”) in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”) until April 30, 2009.

Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”). The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the fund as of close of business on September 19, 2008 or (ii) the amounts held in the fund on the date the guarantee is triggered.

The cost to participate in the extended term of the Program will be borne by the fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the fund. Therefore, the cost to participate in the Program is borne by all shareholders of the fund whether or not their shares are covered by the Program. Continued participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the fund’s asset level. As of December 31, 2008, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury may extend the Program beyond April 30, 2009 up through the close of business on September 18, 2009. If the Program is further extended, the fund will consider whether to continue to participate. Any additional cost to participate in the extended Program may also be borne by the fund at that time.

Neither this Prospectus nor the fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

53

services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

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representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

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distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

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Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

Taxes On Distributions (Tax-Free Funds Only)

High Yield Municipal Bond Fund, Tax-Free California Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

California Income Taxation (Tax-Free California Fund)

Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are “exempt-interest dividends” as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of the Tax-Free California Fund’s total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

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FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Floating Rate Fund
For the Year Ended October 31, 2008
Class A	$9.79	$0.55	$—	$(2.68)	$(2.13)	$(0.53)	$—	$—	$(0.53)	$(2.66)	$7.13	(22.71)%	$728,882	0.99%	0.99%	0.99%	6.02%	18%
Class B	9.79	0.47	—	(2.67)	(2.20)	(0.46)	—	—	(0.46)	(2.66)	7.13	(23.30)	40,440	1.81	1.75	1.75	5.23	—
Class C	9.78	0.47	—	(2.66)	(2.19)	(0.46)	—	—	(0.46)	(2.65)	7.13	(23.24)	876,501	1.75	1.75	1.75	5.25	—
For the Year Ended October 31, 2007
Class A	10.11	0.66	—	(0.31)	0.35	(0.67)	—	—	(0.67)	(0.32)	9.79	3.54	1,996,644	0.96	0.96	0.96	6.61	62
Class B	10.11	0.58	—	(0.31)	0.27	(0.59)	—	—	(0.59)	(0.32)	9.79	2.72	71,403	1.80	1.75	1.75	5.84	—
Class C	10.11	0.59	—	(0.32)	0.27	(0.60)	—	—	(0.60)	(0.33)	9.78	2.67	1,870,911	1.74	1.74	1.74	5.86	—
For the Year Ended October 31, 2006
Class A	10.09	0.62	—	0.02	0.64	(0.62)	—	—	(0.62)	0.02	10.11	6.56	1,500,394	0.98	0.50	0.50	6.71	33
Class B	10.08	0.54	—	0.03	0.57	(0.54)	—	—	(0.54)	0.03	10.11	5.79	42,182	1.83	1.35	1.35	5.84	—
Class C	10.08	0.55	—	0.03	0.58	(0.55)	—	—	(0.55)	0.03	10.11	5.86	828,910	1.77	1.28	1.28	5.93	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	0.22	—	0.08	0.30	(0.21)	—	—	(0.21)	0.09	10.09	3.06(f)	169,485	1.03(e)	0.29(e)	0.29(e)	5.68(e)	15
Class B	10.00	0.19	—	0.08	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.66(f)	5,659	1.89(e)	1.04(e)	1.04(e)	4.91(e)	—
Class C	10.00	0.18	—	0.09	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.67(f)	92,710	1.79(e)	1.02(e)	1.02(e)	5.03(e)	—
The Hartford High Yield Municipal Bond Fund
For the Year Ended October 31, 2008
Class A	9.46	0.49	—	(2.19)	(1.70)	(0.49)	—	—	(0.49)	(2.19)	7.27	(18.60)	171,281	0.92	0.40	0.40	5.61	65
Class B	9.46	0.42	—	(2.19)	(1.77)	(0.43)	—	—	(0.43)	(2.20)	7.26	(19.36)	4,664	1.73	1.19	1.19	4.81	—
Class C	9.46	0.42	—	(2.18)	(1.76)	(0.43)	—	—	(0.43)	(2.19)	7.27	(19.24)	76,650	1.70	1.17	1.17	4.86	—
From (date shares became available to public) May 31, 2007, through October 31, 2007(h)
Class A	10.00	0.20	—	(0.54)	(0.34)	(0.20)	—	—	(0.20)	(0.54)	9.46	(3.41)(f)	46,261	1.03(e)	0.25(e)	0.25(e)	4.83(e)	23
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71)(f)	1,333	1.82(e)	1.00(e)	1.00(e)	4.05(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71)(f)	11,236	1.81(e)	1.00(e)	1.00(e)	4.19(e)	—

87

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Money Market Fund
For the Year Ended October 31, 2008
Class A	$1.00	$0.02	$—	$—	$0.02	$(0.02)	$—	$—	$(0.02)	$—	$1.00	2.31%	$486,596	0.99%	0.90%	0.90%	2.23%	N/A
Class B	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.54	66,581	1.71	1.65	1.65	1.40	—
Class C	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.60	140,174	1.60	1.60	1.60	1.49	—
For the Year Ended October 31, 2007
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.49	314,872	1.13	0.95	0.95	4.40	N/A
Class B	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.71	29,219	1.82	1.70	1.70	3.65	—
Class C	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.72	59,575	1.72	1.69	1.69	3.66	—
For the Year Ended October 31, 2006
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.00	207,592	1.14	0.95	0.95	3.95	N/A
Class B	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22	27,995	1.79	1.70	1.70	3.18	—
Class C	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22	16,997	1.76	1.70	1.70	3.20	—
For the Year Ended October 31, 2005
Class A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.99	182,308	1.22	0.95	0.95	1.96	N/A
Class B	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23	30,716	1.88	1.70	1.70	1.16	—
Class C	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23	18,790	1.80	1.70	1.70	1.19	—
For the Year Ended October 31, 2004
Class A	1.00	0.0030	—	—	0.0030	(0.0030)	—	—	(0.0030)	—	1.00	0.28	205,442	1.22	1.00	1.00	0.27	N/A
Class B	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01	45,836	1.82	1.25	1.25	0.01	—
Class C	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01	26,626	1.77	1.27	1.27	0.01	—
The Hartford Short Duration Fund
For the Year Ended October 31, 2008
Class A	9.82	0.37	—	(0.62)	(0.25)	(0.36)	—	—	(0.36)	(0.61)	9.21	(2.60)	46,620	0.95	0.90	0.90	3.78	73%
Class B	9.82	0.29	—	(0.61)	(0.32)	(0.29)	—	—	(0.29)	(0.61)	9.21	(3.33)	5,846	1.84	1.65	1.65	3.06	—
Class C	9.82	0.29	—	(0.61)	(0.32)	(0.29)	—	—	(0.29)	(0.61)	9.21	(3.33)	26,738	1.69	1.65	1.65	3.03	—
For the Year Ended October 31, 2007
Class A	9.89	0.44	—	(0.07)	0.37	(0.44)	—	—	(0.44)	(0.07)	9.82	3.80	34,606	1.04	0.90	0.90	4.49	68
Class B	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91	6,349	1.90	1.65	1.65	3.73	—
Class C	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91	22,322	1.77	1.65	1.65	3.74	—
For the Year Ended October 31, 2006
Class A	9.85	0.35	—	0.04	0.39	(0.35)	—	—	(0.35)	0.04	9.89	4.02	26,726	1.10	0.90	0.90	3.53	119
Class B	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33	6,760	1.92	1.65	1.65	2.77	—
Class C	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33	14,382	1.83	1.65	1.65	2.76	—
For the Year Ended October 31, 2005
Class A	10.08	0.33	—	(0.24)	0.09	(0.32)	—	—	(0.32)	(0.23)	9.85	0.92	29,212	1.05	0.90	0.90	3.23	123
Class B	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17	8,814	1.89	1.65	1.65	2.47	—
Class C	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17	22,973	1.78	1.65	1.65	2.47	—
For the Year Ended October 31, 2004
Class A	10.14	0.30	—	(0.06)	0.24	(0.30)	—	—	(0.30)	(0.06)	10.08	2.40	39,148	1.06	0.95	0.95	2.95	108
Class B	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68	12,267	1.84	1.65	1.65	2.26	—
Class C	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68	34,949	1.76	1.65	1.65	2.26	—

88

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Tax-Free California Fund
For the Year Ended October 31, 2008
Class A	$10.16	$0.44	$—	$(1.99)	$(1.55)	$(0.44)	$—	$—	$(0.44)	$(1.99)	$8.17	(15.78)%	$30,538	0.91%	0.85%	0.85%	4.59%	71%
Class B	10.15	0.37	—	(2.01)	(1.64)	(0.36)	—	—	(0.36)	(2.00)	8.15	(16.54)	1,338	1.70	1.60	1.60	3.81	—
Class C	10.17	0.37	—	(2.00)	(1.63)	(0.36)	—	—	(0.36)	(1.99)	8.18	(16.41)	5,731	1.69	1.60	1.60	3.86	—
For the Year Ended October 31, 2007
Class A	10.55	0.41	—	(0.39)	0.02	(0.41)	—	—	(0.41)	(0.39)	10.16	0.16	37,646	0.92	0.85	0.85	3.96	35
Class B	10.54	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.15	(0.58)	1,932	1.70	1.60	1.60	3.20	—
Class C	10.56	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.17	(0.58)	5,153	1.70	1.60	1.60	3.21	—
For the Year Ended October 31, 2006
Class A	10.32	0.38	—	0.24	0.62	(0.38)	(0.01)	—	(0.39)	0.23	10.55	6.13	24,796	0.99	0.90	0.90	3.71	2
Class B	10.31	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.54	5.34	1,571	1.77	1.65	1.65	2.96	—
Class C	10.33	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.56	5.33	3,435	1.78	1.65	1.65	2.95	—
For the Year Ended October 31, 2005
Class A	10.32	0.38	—	—	0.38	(0.38)	—	—	(0.38)	—	10.32	3.69	15,601	1.02	0.90	0.90	3.64	31
Class B	10.31	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.31	2.92	1,305	1.80	1.65	1.65	2.90	—
Class C	10.33	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.33	2.91	1,937	1.80	1.65	1.65	2.90	—
For the Year Ended October 31, 2004
Class A	9.93	0.38	—	0.41	0.79	(0.40)	—	—	(0.40)	0.39	10.32	8.15	14,846	1.03	0.95	0.95	3.85	41
Class B	9.92	0.34	—	0.38	0.72	(0.33)	—	—	(0.33)	0.39	10.31	7.40	1,017	1.84	1.65	1.65	3.12	—
Class C	9.93	0.32	—	0.41	0.73	(0.33)	—	—	(0.33)	0.40	10.33	7.49	1,448	1.85	1.65	1.65	3.06	—
The Hartford Tax-Free National Fund
For the Year Ended October 31, 2008(g)
Class A	10.88	0.48	—	(2.21)	(1.73)	(0.48)	—	—	(0.48)	(2.21)	8.67	(16.40)	113,542	0.94	0.85	0.85	4.63	77
Class B	10.80	0.39	—	(2.17)	(1.78)	(0.41)	—	—	(0.41)	(2.19)	8.61	(16.97)	5,223	1.75	1.60	1.60	3.87	—
Class C	10.83	0.39	—	(2.18)	(1.79)	(0.41)	—	—	(0.41)	(2.20)	8.63	(17.02)	27,234	1.70	1.60	1.60	3.89	—
For the Year Ended October 31, 2007
Class A	11.34	0.47	—	(0.44)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.88	0.30	115,459	1.15	0.85	0.85	4.20	43
Class B	11.26	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.80	(0.45)	6,839	1.95	1.60	1.60	3.43	—
Class C	11.29	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.83	(0.45)	22,467	1.90	1.60	1.60	3.45	—
For the Year Ended October 31, 2006
Class A	11.13	0.45	—	0.29	0.74	(0.45)	(0.08)	—	(0.53)	0.21	11.34	6.82	71,876	1.22	1.00	1.00	4.06	14
Class B	11.06	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.26	5.97	6,746	2.00	1.75	1.75	3.31	—
Class C	11.09	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.29	5.95	12,889	1.97	1.75	1.75	3.31	—
For the Year Ended October 31, 2005(g)
Class A	11.22	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.13	3.10	46,163	1.26	1.00	1.00	3.88	22
Class B	11.15	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.06	2.36	6,889	2.03	1.75	1.75	3.13	—
Class C	11.18	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.09	2.35	8,496	1.99	1.75	1.75	3.13	—
For the Year Ended October 31, 2004
Class A	11.07	0.45	—	0.32	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.22	7.10	35,210	1.30	1.08	1.08	4.04	18
Class B	11.00	0.37	—	0.32	0.69	(0.37)	(0.17)	—	(0.54)	0.15	11.15	6.39	6,236	2.01	1.78	1.78	3.32	—
Class C	11.02	0.37	—	0.33	0.70	(0.37)	(0.17)	—	(0.54)	0.16	11.18	6.47	8,357	1.98	1.78	1.78	3.33	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 90 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Per share amounts have been calculated using average shares outstanding method.
(h)	Information presented below represents the calculation of financial highlights from the commencement of Fund operations.

— Selected Per-Share Data (a) —												— Ratios and Supplemental Data —

Net Asset Value at Beginning of Period		Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford High Yield Municipal Bond Fund
From (commencement of operations) May 1, 2007, through October 31, 2007
Class A	$10.00	$0.20	$—	$(0.54)	$(0.34)	$(0.20)	$—	$—	$(0.20)	$(0.54)	$9.46	(3.41)%(f)	$46,261	0.96%(e)	0.23%(e)	0.23%(e)	4.72%(e)	23%
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71)(f)	1,333	1.70(e)	0.93(e)	0.93(e)	4.00(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71)(f)	11,236	1.74(e)	0.98(e)	0.98(e)	4.12(e)	—

89

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007		Year ended October 31, 2006	Year ended October 31, 2005		Year ended October 31, 2004
Floating Rate Fund
Class A Shares	0.99%	0.96%		0.50%	0.29%	(a)
Class B Shares	1.75%	1.75%		1.35%	1.04%	(a)
Class C Shares	1.75%	1.74%		1.28%	1.02%	(a)
High Yield Municipal Bond Fund
Class A Shares	0.40%	0.25%	(b)
Class B Shares	1.19%	1.00%	(b)
Class C Shares	1.17%	1.01%	(b)
Money Market Fund
Class A Shares	0.90%	0.95%		0.95%	0.95%		1.00%
Class B Shares	1.65%	1.70%		1.70%	1.70%		1.25%
Class C Shares	1.59%	1.69%		1.70%	1.70%		1.27%
Short Duration Fund
Class A Shares	0.90%	0.90%		0.90%	0.90%		0.95%
Class B Shares	1.65%	1.65%		1.65%	1.65%		1.65%
Class C Shares	1.65%	1.65%		1.65%	1.65%		1.65%
Tax-Free California Fund
Class A Shares	0.85%	0.85%		0.89%	0.89%		0.95%
Class B Shares	1.60%	1.60%		1.64%	1.64%		1.65%
Class C Shares	1.60%	1.60%		1.64%	1.64%		1.65%
Tax-Free National Fund
Class A Shares	0.85%	0.85%		1.00%	1.01%		1.08%
Class B Shares	1.60%	1.60%		1.75%	1.75%		1.78%
Class C Shares	1.60%	1.60%		1.75%	1.75%		1.78%
(a) From April 29, 2005 (commencement of operations), through October 31, 2005.
(b) From May 1, 2007(commencement of operations), through October 31, 2007.

90

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford Floating Rate Fund	A	1209	416648558	HFLAX
The Hartford Floating Rate Fund	B	1210	416648541	HFLBX
The Hartford Floating Rate Fund	C	1211	416648533	HFLCX
The Hartford High Yield Municipal Bond Fund	A	1594	41664L716	HHMAX
The Hartford High Yield Municipal Bond Fund	B	1595	41664L690	HHMBX
The Hartford High Yield Municipal Bond Fund	C	1596	41664L682	HHMCX
The Hartford Money Market Fund	A	940	416645745	IHAXX
The Hartford Money Market Fund	B	290	416645737	HMBXX
The Hartford Money Market Fund	C	259	416645562	HRCXX
The Hartford Short Duration Fund	A	1642	416646198	HSDAX
The Hartford Short Duration Fund	B	1643	416646180	HSDBX
The Hartford Short Duration Fund	C	1644	416646172	HSDCX
The Hartford Tax-Free California Fund	A	1650	416648103	HTFAX
The Hartford Tax-Free California Fund	B	1651	416648202	HTFBX
The Hartford Tax-Free California Fund	C	1652	416648301	HTFCX
The Hartford Tax-Free National Fund	A	1630	416529519	HTNAX
The Hartford Tax-Free National Fund	B	1631	416529493	HTNBX
The Hartford Tax-Free National Fund	C	1632	416529485	HTNCX

91

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

92

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

THE HARTFORD MUTUAL FUNDS

Class A, Class B and Class C Shares

Prospectus

March 1, 2009

As with all mutual funds,

the Securities and

Exchange Commission

has not approved or disapproved these

securities or passed

upon the adequacy of this Prospectus. Any

representation to the contrary

is a criminal offense.

The Hartford Taxable Fixed Income Funds

The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

THE HARTFORD MUTUAL FUNDS P.O. BOX 64387 ST. PAUL, MN 55164-0387

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
The Hartford High Yield Fund	8
The Hartford Income Fund	14
The Hartford Inflation Plus Fund	21
The Hartford Strategic Income Fund	28
The Hartford Total Return Bond Fund	36
The Hartford U.S. Government Securities Fund	43
Investment Strategies and Risks	49
The Investment Manager and Sub-Advisers	57
Classes of Shares	59
Distribution Arrangements	66
How To Buy And Sell Shares	71
Fund Distributions and Tax Matters	87
Financial Highlights	90
Fees Paid Indirectly	95
Payments from Affiliate	96
Fund Code, CUSIP Number and Symbol	97
For More Information	98

3

INTRODUCTION

Each fund described in this prospectus has its own investment strategy and risk/reward profile. Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

Share Classes

This prospectus relates to the Class A, Class B and Class C shares of the funds. Certain funds offer additional share classes. Eligibility for purchasing those share classes are briefly described as follows:

•	Class I shares are offered only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds.
•	Class R3, Class R4 and Class R5 shares are offered to employer-sponsored retirement plans.
•	Class Y shares are offered to certain qualified institutional investors and certain employer-sponsored retirement plans.
•	Class L shares are offered to certain qualified investors.

Each class of shares is offered pursuant to a separate prospectus describing that class and its eligibility requirements. Please see the corresponding prospectus for further details. The chart on the following page lists each fund and the corresponding classes of shares.

Each share class represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular share class. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

Funds of Funds

The Asset Allocation Funds, together with the Checks and Balances Fund and the Target Retirement Funds, are referred to as “funds of funds,” and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described under “Principal Investment Strategy” for each of the funds of funds, the “Underlying Funds”).

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Investment Management

The investment manager of each fund is Hartford Investment Financial Services, LLC (“HIFSCO”). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

4

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

5

Share Classes Offered by Each Hartford Mutual Fund

Share Classes

	A	B	C	I	L	R3	R4	R5	Y
Asset Allocation Funds
The Hartford Balanced Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Conservative Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Equity Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Growth Allocation Fund[1]	X	X	X	X		X	X	X
The Hartford Income Allocation Fund[1]	X	X	X	X		X	X	X
Domestic Equity Blend
The Hartford Advisers Fund	X	X	X			X	X	X	X
The Hartford Capital Appreciation Fund	X	X	X	X		X	X	X	X
The Hartford Capital Appreciation II Fund	X	X	X	X		X	X	X	X
The Hartford Checks and Balances Fund	X	X	X	X		X	X	X
The Hartford Disciplined Equity Fund	X	X	X			X	X	X	X
The Hartford MidCap Fund	X	X	X	X					X
The Hartford Stock Fund	X	X	X	X		X	X	X	X
Domestic Equity Growth
The Hartford Fundamental Growth Fund	X	X	X						X
The Hartford Growth Fund	X	X	X	X	X	X	X	X	X
The Hartford Growth Opportunities Fund	X	X	X	X	X	X	X	X	X
The Hartford LargeCap Growth Fund[5]	X	X	X						X
The Hartford MidCap Growth Fund	X	X	X						X
The Hartford Small Company Fund	X	X	X	X		X	X	X	X
The Hartford SmallCap Growth Fund	X	X	X	X	X	X	X	X	X
Domestic Equity Value
The Hartford Balanced Income Fund	X	X	X						X
The Hartford Dividend and Growth Fund	X	X	X	X		X	X	X	X
The Hartford Equity Income Fund	X	X	X	X		X	X	X	X
The Hartford MidCap Value Fund	X	X	X						X
The Hartford Select MidCap Value Fund	X	X	X						X
The Hartford Select SmallCap Value Fund	X	X	X						X
The Hartford Value Fund	X	X	X	X		X	X	X	X
The Hartford Value Opportunities Fund	X	X	X	X	X	X	X	X	X
Global and International
The Hartford Diversified International Fund	X	X	X	X		X	X	X	X
The Hartford Global Equity Fund	X	X	X	X		X	X	X	X
The Hartford Global Growth Fund	X	X	X			X	X	X	X
The Hartford International Growth Fund	X	X	X	X		X	X	X	X
The Hartford International Opportunities Fund	X	X	X	X		X	X	X	X
The Hartford International Small Company Fund	X	X	X	X					X
Non-Taxable Fixed Income
The Hartford High Yield Municipal Bond Fund[2,3]	X	X	X	X
The Hartford Tax-Free California Fund[3,5]	X	X	X						X
The Hartford Tax-Free National Fund[3]	X	X	X	X	X				X
Sector
The Hartford Global Communications Fund[2]	X	X	X						X
The Hartford Global Financial Services Fund[2]	X	X	X						X
The Hartford Global Health Fund[2]	X	X	X	X		X	X	X	X
The Hartford Global Technology Fund[2]	X	X	X						X
Short-Term Income
The Hartford Floating Rate Fund [2,3]	X	X	X	X		X	X	X	X
The Hartford Money Market Fund[3]	X	X	X			X	X	X	X
The Hartford Short Duration Fund[3]	X	X	X						X
Target Retirement

6

The Hartford Target Retirement 2010 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2015 Fund[4]						X	X	X
The Hartford Target Retirement 2020 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2025 Fund[4]						X	X	X
The Hartford Target Retirement 2030 Fund[4]	X	X5	X5			X	X	X	X
The Hartford Target Retirement 2035 Fund[4]						X	X	X
The Hartford Target Retirement 2040 Fund[4]						X	X	X
The Hartford Target Retirement 2045 Fund[4]						X	X	X
The Hartford Target Retirement 2050 Fund[4]						X	X	X
Taxable Fixed Income
The Hartford High Yield Fund[3]	X	X	X	X		X	X	X	X
The Hartford Income Fund[3]	X	X	X						X
The Hartford Inflation Plus Fund[2,3]	X	X	X	X		X	X	X	X
The Hartford Strategic Income Fund[3]	X	X	X	X					X
The Hartford Total Return Bond Fund[3]	X	X	X	X		X	X	X	X
The Hartford U.S. Government Securities Fund[3]	X	X	X		X				X

•	A member of the group of funds referred to as the Asset Allocation Funds
•	Non-diversified fund
•	A member of the group of funds referred to as the Hartford Fixed Income Funds
•	A member of the group of funds referred to as the Target Retirement Funds
•	Not currently available

7

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management’s High Yield Team uses what is sometimes referred to as a “bottom-up” analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer’s business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management’s economic outlook is also an important input in overlaying a “top-down” view of the economy in the construction of the fund’s interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

8

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

9

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

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Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 9.21% (2nd quarter, 2003) and the lowest quarterly return was

-17.74% (4th quarter, 2008)

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-29.06%	-2.70%	0.70%
Class A Return After Taxes on Distributions	-31.25%	-5.09%	-2.16%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-18.61%	-3.40%	-0.97%
Class B Return Before Taxes	-29.60%	-2.83%	0.59%
Class C Return Before Taxes	-26.87%	-2.43%	0.49%
Barclays Capital U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses or taxes)	-26.16%	-0.80%	2.17%

Index: The Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers High Yield Corporate Index) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

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YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering Price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.35%	0.43%	0.27%
Total annual operating expenses	1.30%	2.13%	1.97%
Less: Contractual expense reimbursement (3)	0.15%	0.26%	0.07%
Net annual operating expenses(3)	1.15%	1.87%	1.90%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

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You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 562	$ 690	$ 293
Year 3	$ 829	$ 942	$ 612
Year 5	$ 1,117	$ 1,320	$ 1,056
Year 10	$ 1,935	$ 2,230	$ 2,290

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 562	$ 190	$ 193
Year 3	$ 829	$ 642	$ 612
Year 5	$ 1,117	$ 1,120	$ 1,056
Year 10	$ 1,935	$ 2,230	$ 2,290

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford High Yield Fund paid HIFSCO an effective management fee equal to 0.70% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.700% of the first $500 million, 0.650% of the next $500 million, 0.600% of the next $4 billion, 0.580% of the next $5 billion and 0.570% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Mark Niland, CFA, Managing Director and co-head of the Leveraged Credit Sector of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and co-head of the Global Credit Research Platform of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and also serves as a Senior Credit Research Analyst responsible for the credit research analysis of leveraged credit issuers. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From 1997-2000, he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

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THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated “A” quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody’s (“Aaa”, “Aa” or “A”) or S&P (“AAA”, “AA” or “A”) or Fitch (“AAA”, “AA” or “A”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds.” The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.

Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity of approximately 3-30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

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The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign

15

issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

16

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

17

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 4.37% (2nd quarter, 2003) and the lowest quarterly return was

-5.93% (3rd quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 10/31/02)
Class A Return Before Taxes	-15.90%	-0.47%	1.63%
Class A Return After Taxes on Distributions	-17.56%	-2.30%	-0.22%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-10.25%	-1.37%	0.38%
Class B Return Before Taxes	-16.85%	-0.65%	1.62%
Class C Return Before Taxes	-13.51%	-0.33%	1.66%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	4.78%

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

18

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.22%	0.36%	0.21%
Total annual operating expenses	1.02%	1.91%	1.76%
Less: Contractual expense reimbursement (3)	0.07%	0.21%	0.06%
Net annual operating expenses(3)	0.95%	1.70%	1.70%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.95%, 1.70% and 1.70%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

19

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 543	$ 673	$ 273
Year 3	$ 753	$ 880	$ 548
Year 5	$ 981	$ 1,212	$ 949
Year 10	$ 1,636	$ 1,983	$ 2,068

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 543	$ 173	$ 173
Year 3	$ 753	$ 580	$ 548
Year 5	$ 981	$ 1,012	$ 949
Year 10	$ 1,636	$ 1,983	$ 2,068

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Income Fund paid HIFSCO an effective management fee equal to 0.55% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $4.5 billion, 0.480% of the next $5 billion and 0.470% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

William H. Davison, Jr., Managing Director and Director of the Funds Management Group of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Prior to joining the firm, Mr. Davison was Vice President of Corporate Finance with Shawmut National Corporation.

Michael Gray, CFA, Managing Director and head of Investment Grade Corporate of Hartford Investment Management, has been involved in portfolio management of the fund since July 2008. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Christopher J. Zeppieri, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since June 2008. Mr. Zeppieri joined Hartford Investment Management in 2006. Prior to joining the firm, he served as Fixed Income Strategist for Los Angeles-based Payden & Rygel. Mr. Zeppieri has been an investment professional since 1998.

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THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of “investment grade” quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least “Aa3” by Moody’s. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund’s portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation.

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Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer’s business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign

22

clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Inflation-Protected Debt Securities Risk - Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the

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pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Non-Diversification Risk - Non-diversified funds invest in the securities of a small number of issuers. Non-diversification may subject the fund to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund’s net asset value.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Securities Lending Risk - Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.72% (1st quarter, 2008) and the lowest quarterly return was

-3.51% (3rd quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	LIFE OF FUND(SINCE 10/31/02)
Class A Return Before Taxes	-5.04%	2.83%	3.88%
Class A Return After Taxes on Distributions	-6.70%	1.36%	2.48%
Class A Return After Taxes on Distributions and Sale of Fund shares	-3.23%	1.58%	2.52%
Class B Return Before Taxes	-6.04%	2.66%	3.91%
Class C Return Before Taxes	-2.35%	3.01%	3.89%
Barclays Capital U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	-2.35%	4.07%	5.20%

Index: The Barclays Capital U.S. TIPS Index (formerly known as the Lehman Brothers U.S. TIPS Index) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

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YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.53%	0.53%	0.53%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses
Interest expenses	0.05%	0.05%	0.05%
All other expenses	0.18%	0.22%	0.17%
Total other expenses	0.23%	0.27%	0.22%
Total annual operating expenses	1.01%	1.80%	1.75%
Less: Contractual expense reimbursement (3)	0.11%	0.15%	0.10%
Net annual operating expenses(3)	0.90%	1.65%	1.65%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking, described above, is due to interest expenses on reverse repurchase agreements. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and

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expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 538	$ 668	$ 268
Year 3	$ 747	$ 852	$ 541
Year 5	$ 973	$ 1,161	$ 940
Year 10	$ 1,621	$ 1,896	$ 2,054

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 538	$ 168	$ 168
Year 3	$ 747	$ 552	$ 541
Year 5	$ 973	$ 961	$ 940
Year 10	$ 1,621	$ 1,896	$ 2,054

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Inflation Plus Fund paid HIFSCO an effective management fee equal to 0.53% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $4.5 billion, 0.480% of the next $5 billion and 0.470% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978. Prior to joining the firm, he was a Vice President and fixed income manager for J.P. Morgan & Company.

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THE HARTFORD STRATEGIC INCOME FUND

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as “high yield - high risk” or “junk bonds”. Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.

The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management’s team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption

28

requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

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Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Unsecured Loans Risk - Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

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Valuation Risk - In some circumstances, the fund’s investments could become harder to value.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund’s total return for the first full calendar year of the fund’s operation, while the table shows how the fund’s performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

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Class A total return for calendar year 2008

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 0.89% (2nd quarter, 2008) and the lowest quarterly return was

-10.63% (4th quarter, 2008).

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	LIFE OF FUND(SINCE 05/31/07)
Class A Return Before Taxes	-21.11%	-13.24%
Class A Return After Taxes on Distributions	-23.04%	-16.01%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-13.54%	-12.72%
Class B Return Before Taxes	-21.92%	-13.43%
Class C Return Before Taxes	-18.78%	-11.31%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	6.91%

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

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YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.17%	0.26%	0.20%
Total annual operating expenses(3)	0.97%	1.81%	1.75%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 545	$ 684	$ 278
Year 3	$ 745	$ 869	$ 551
Year 5	$ 962	$ 1,180	$ 949
Year 10	$ 1,586	$ 1,906	$ 2,062

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You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 545	$ 184	$ 178
Year 3	$ 745	$ 569	$ 551
Year 5	$ 962	$ 980	$ 949
Year 10	$ 1,586	$ 1,906	$ 2,062

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Strategic Income Fund paid HIFSCO an effective management fee equal to 0.19% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $4 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Mark Niland, Peter Perrotti, Nasri Toutoungi and Edward Vaimberg.

Michael Bacevich, Managing Director and co-head of the Leveraged Credit Sector of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Bacevich joined Hartford Investment Management in 2004. Previously Mr. Bacevich was the head of the Leveraged Loan Team at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Michael Gray, CFA, Managing Director and head of Investment Grade Corporate of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

Mark Niland, CFA, Managing Director and co-head of the Leveraged Credit Sector of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Peter Perrotti, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Perrotti joined Hartford Investment Management in 1990 and has served in various capacities including head of the Government and Residential Securities Sector, analytical support, CMO trading, derivatives trading and portfolio management since that time.

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Prior to joining Hartford Investment Management, he was employed by The Travelers, where he served as an Actuarial Associate.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.

Edward Vaimberg, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a managing director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.

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THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below-investment-grade. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.” The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund’s portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be

36

fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

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Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund’s Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods

38

presented in the bar chart would have been lower than the annual returns shown for the fund’s Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

Class A total returns by calendar year

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was

-4.06% (3rd quarter, 2008).

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Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes	-9.98%	0.62%	3.48%
Class A Return After Taxes on Distributions	-11.77%	-0.95%	1.52%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.47%	-0.35%	1.79%
Class B Return Before Taxes	-10.89%	0.46%	3.37%
Class C Return Before Taxes	-7.42%	0.87%	3.24%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.53%	0.53%	0.53%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.24%	0.40%	0.21%
Total annual operating expenses	1.02%	1.93%	1.74%
Less: Contractual expense reimbursement (3)	0.02%	0.22%	None
Net annual operating expenses(3)	1.00%	1.71%	1.74%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund’s transfer agent, has

40

contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO’s contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 547	$ 674	$ 277
Year 3	$ 758	$ 885	$ 548
Year 5	$ 986	$ 1,222	$ 944
Year 10	$ 1,640	$ 1,999	$ 2,052

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 547	$ 174	$ 177
Year 3	$ 758	$ 585	$ 548
Year 5	$ 986	$ 1,022	$ 944
Year 10	$ 1,640	$ 1,999	$ 2,052

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford Total Return Bond Fund paid HIFSCO an effective management fee equal to 0.53% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.550% of the first $500 million, 0.525% of the next $500 million, 0.500% of the next $4 billion, 0.480% of the next $5 billion and 0.470% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously

41

Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

42

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

The fund may utilize securities lending arrangements and reverse repurchase transactions. The fund may also utilize derivatives to manage portfolio risk or for other investment purposes.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Government-Sponsored Agency Securities Risk - The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage

43

Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the FHFA or guaranteed by the Department of Veterans Affairs.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund’s net asset value.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Securities Lending Risk - Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s

44

performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund’s Class E, M and N shares (Class E, M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund’s Class A, B and C shares would have been substantially similar to those of the fund’s Class E, M and N shares because all of the fund’s shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund’s operating expenses had not been limited by HIFSCO.

45

Class A total returns by calendar year(1)

(excludes sales charges)

During the periods shown in the bar chart, the highest quarterly return was 5.15% (3rd quarter, 2001) and the lowest quarterly return was

-2.50% (2nd quarter, 2004).

(1)	Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund’s Class E shares, which have different operating expenses.

Average annual total returns for periods ending 12/31/08

(includes sales charges)

	1 YEAR	5 YEARS	10 YEARS
Class A Return Before Taxes(1)	-0.96%	2.32%	3.94%
Class A Return After Taxes on Distributions(1)	-2.43%	0.73%	2.07%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.65%	1.04%	2.18%
Class B Return Before Taxes(1)	-1.84%	2.20%	3.73%
Class C Return Before Taxes(1)	2.07%	2.52%	3.60%
Barclays Capital U.S. Government Index (reflects no deduction for fees, expenses or taxes)	10.43%	5.30%	5.74%

Index: The Barclays Capital U.S. Government Index (formerly known as the Lehman Brothers U.S. Government Index) is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1)

Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

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YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees	CLASS A	CLASS B	CLASS C
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	5.00%	1.00%
Exchange fees	None	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%(2)	1.00%	1.00%
Other expenses	0.29%	0.46%	0.22%
Total annual operating expenses	1.09%	2.01%	1.77%
Less: Contractual expense reimbursement (3)	0.09%	0.33%	0.02%
Net annual operating expenses(3)	1.00%	1.68%	1.75%

(1)

A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See “Classes of Shares: How Sales Charges are Calculated.”

(2)

The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% on Class A shares.

(3) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO’s contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

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You would pay the following expenses if you redeemed your shares at the end of each period:

Expenses (with redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 547	$ 671	$ 278
Year 3	$ 772	$ 899	$ 555
Year 5	$ 1,016	$ 1,252	$ 957
Year 10	$ 1,711	$ 2,073	$ 2,082

You would pay the following expenses if you did not redeem your shares:

Expenses (without redemption)	CLASS A	CLASS B	CLASS C
Year 1	$ 547	$ 171	$ 178
Year 3	$ 772	$ 599	$ 555
Year 5	$ 1,016	$ 1,052	$ 957
Year 10	$ 1,711	$ 2,073	$ 2,082

MANAGEMENT FEE. The fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended October 31, 2008.

For fiscal year ended October 31, 2008, The Hartford U.S. Government Securities Fund paid HIFSCO an effective management fee equal to 0.55% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $4.5 billion, 0.480% of the next $5 billion and 0.470% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since June 2008. Mr. Hendricks joined Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group.

Russell M. Regenauer, CFA, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 2002 and as portfolio manager of the fund since June 1, 2008. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985. Prior to joining the firm in 1993, Mr. Regenauer worked for Fleet Bank and Bank of New England.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since June 2008. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978. Prior to joining the firm, he was a Vice President and fixed income manager for J.P. Morgan & Company.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by The Hartford Mutual Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
EQUITY FUNDS
Advisers Fund	√+	√+	√	√+	√	√	√	15%
Balanced Income Fund	√+	√+	√	√+	√+	--	√	15%
Capital Appreciation Fund	√+	--	√	√+	√+	√	√	15%
Capital Appreciation II Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity Fund	√+	--	√	√+	√	√	√	15%
Diversified International Fund	√+	--	√	√+	√+	√+	√	15%
Dividend and Growth Fund	√+	--	√	√+	√	√	√	15%
Equity Income Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth Fund	√+	--	√	√+	√	√	√	15%
Global Communications Fund	√+	--	√	√+	√+	√+	√	15%
Global Equity Fund	√+	--	√	√+	√+	√+	√	15%
Global Financial Services Fund	√+	--	√	√+	√	√+	√	15%
Global Growth Fund	√+	--	√	√+	√+	√	√	15%
Global Health Fund	√+	--	√	√+	√	√+	√	15%
Global Technology Fund	√+	--	√	√+	√	√+	√	15%
Growth Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities Fund	√+	--	√	√+	√	√+	√	15%
International Growth Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities Fund	√+	--	√	√+	√+	√	√	15%
International Small Company Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth Fund	√+	--	√	√+	√	--	√	15%
MidCap Value Fund	√+	--	√	√+	√	√	√	15%
Select MidCap Value Fund	√+	--	√	√+	√	--	√	15%
Select SmallCap Value Fund	√+	--	√	√+	√	√+	√	15%
Small Company Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth Fund	√+	--	√	√+	√	√+	√	15%
Stock Fund	√+	--	√	√+	√	√	√	15%
Value Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities Fund	√+	--	√	√+	√	√+	√	15%

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	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[4]
FIXED INCOME FUNDS
Floating Rate Fund	--	√+	√	√+	√	--	√	15%
High Yield Fund	√+	√+	√	√+	√	√	√	15%
High Yield Municipal Bond Fund	√+	√+	√+	√+	√	√	√	15%
Income Fund	--	√+	√+	√+	√	--	√	15%
Inflation Plus Fund	--	√+	√+	√+	--	--	√	10%
Money Market Fund	--	√+	--	√+[2]	--	--	√	10%
Short Duration Fund	--	√+	√	√+	--	--	√	15%
Strategic Income Fund	√+	√+	√+	√+	√+	√	√	15%
Tax-Free California Fund	--	√+	√	--	--	--	√	15%
Tax-Free National Fund	--	√+	√	--	--	--	√	15%
Total Return Bond Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities Fund	--	√+	√+	√[3]	--	--	√	15%
FUNDS OF FUNDS[1]
Balanced Allocation Fund	√+	√	√	√	√	√	√+	15%
Checks and Balances Fund	√+	√	√	√	√	√	√+	15%
Conservative Allocation Fund	√+	√	√	√	√	√	√+	15%
Equity Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Growth Allocation Fund	√+	√	√	√	√	√	√+	15%
Income Allocation Fund	√	√+	√	√	√	√	√+	15%
Target Retirement 2010 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2015 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2020 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2025 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2030 Fund	√+	√	√	√	√	√	√+	15%
Target Retirement 2035 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2040 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2045 Fund	√+	--	√	√+	√	√	√+	15%
Target Retirement 2050 Fund	√+	--	√	√+	√	√	√+	15%

v+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	These funds are funds of funds and each is subject to the indicated risks indirectly through its investments in Underlying Funds.

See the subsection titled “Fund of Funds Risks” in this section for more information.

2	Securities of foreign issuers or borrowers, but not non-dollar securities.
3	Bonds issued or guaranteed by the Canadian government or its agencies only.
4	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Fund of Funds Structure

The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds. Other than the Checks and Balances Fund, each fund’s sub-adviser invests that fund’s assets in a combination of other Hartford Mutual Funds (“Underlying Funds”) and Exchange-Traded Funds (“ETFs”). The Checks and Balances Fund maintains approximately equal investments in three Underlying Funds. Each fund of funds’ share price changes daily based on the performance of the Underlying Funds in which it invests, and the ability of each fund of funds to meet its investment goal is directly related to its

50

particular target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals.

Each fund of funds’ sub-adviser intends to manage the fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, a sub-adviser may modify a fund’s asset allocation strategy or its selection of Underlying Funds if it believes that doing so would better enable the fund to pursue its investment goal. The sub-advisers expect to reallocate Underlying Funds quarterly, although they may rebalance more or less frequently as market conditions warrant.

Risks Related to the Fund of Funds Structure:

•	Each fund of funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the fund allocates to each Underlying Fund.
•	By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the fund of funds’ direct fees and expenses.
•

A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund.

•	Rebalancing Underlying Funds may increase transaction costs, although the sub-advisers attempt to minimize these costs.
•

Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds. Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the sub-advisers may therefore have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds. To mitigate these conflicts, the sub-advisers have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

•

The investment allocation limitations of the Checks and Balances Fund and Target Retirement Funds make these funds less flexible in their investment strategies than the other funds of funds. In addition, Target Retirement Funds’ asset allocations may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk. You should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

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•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

•

For those funds whose investment goal is to produce income exempt from certain federal or state income tax, investments in derivatives may subject the fund to income that is taxable when distributed to shareholders.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity

52

•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements
•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,

53

•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Transaction Policies— Valuation of Shares’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of The Hartford Money Market Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal. For those funds whose investment goal is to produce income exempt from certain federal or state income tax, being in a defensive position could also subject a portion of the fund’s income to such tax.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance. Except where indicated otherwise in a fund’s investment goal, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Except with respect to High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund, a fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. High Yield Municipal Bond Fund, Tax-Free National Fund and Tax-Free California Fund each have a “fundamental” policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax and, with respect to Tax-Free California Fund, the income tax of California. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and

55

techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

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THE INVESTMENT MANAGER AND SUB-ADVISERS

The Investment Manager

HIFSCO is the investment manager to each Hartford fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. At the same time, HIFSCO had over $36.0 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and

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services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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CLASSES OF SHARES

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different share classes. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Certain funds also offer other share classes to certain qualified investors pursuant to separate prospectuses describing those classes. Please refer to the Introduction of this prospectus for further details on the other share classes offered.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A

•	Front-end sales charges, as described under the subheading “How Sales Charges are Calculated”.
•	Distribution and service (12b-1) fees of 0.25%.(1)
(1)

The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

Class B

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A deferred sales charge, as described on the following page.
•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and service (12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

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How Sales Charges Are Calculated

Class A sales charges and commissions paid to dealers for the funds are as follows. The offering price includes the front-end sales load.

All Funds, Except For Income Allocation Fund And Fixed Income Funds

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
>$ 50,000 — $ 99,999	4.50%	4.71%	4.00%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Income Allocation Fund And Fixed Income Funds, Except For Money Market Fund, Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
>$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
>$100,000 — $249,999	3.50%	3.63%	3.00%
>$250,000 — $499,999	2.50%	2.56%	2.00%
>$500,000 — $999,999	2.00%	2.04%	1.75%
>$1 million or more(1)	0%	0%	0%

Short Duration Fund And Floating Rate Fund

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
>$ 50,000 — $ 99,999	2.50%	2.56%	2.00%
>$100,000 — $249,999	2.25%	2.30%	1.75%
>$250,000 — $499,999	1.75%	1.78%	1.25%
>$500,000 — $999,999	1.25%	1.27%	1.00%
>$1 million or more(1)	0%	0%	0%

(1)

Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1.00% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

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A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million of an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors”.

For purchases made on or before April 30, 2007, the 1.00% CDSC indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1.00% CDSC will not apply.

Class B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows in the below table. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
>2nd year	4.00%
>3rd year	3.00%
>4th year	3.00%
>5th year	2.00%
>6th year	1.00%
>After 6 years	None

Class C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
>After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.

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When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds’ shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

Sales Charge Reductions And Waivers

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company (“HASCO”), the funds’ transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

•

Accumulation Privilege — lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

•

Letter Of Intent — lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent (“LOI”). Please note: retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege. Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the

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LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC Waivers As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

•	to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,
•	for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,
•	under reorganization, liquidation, merger or acquisition transactions involving other investment companies,
•	for retirement plans under the following circumstances:
(1)	to return excess contributions,
(2)	hardship withdrawals as defined in the plans,
(3)	under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,
(4)	to meet minimum distribution requirements under the Internal Revenue Code,
(5)	to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6) after separation from service for employer sponsored retirement plans, and

(7)

for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

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Reinstatement Privilege

Effective April 1, 2009, you will have the following reinstatement privilege with respect to fund shares purchased on or after that date: If you sell shares of a fund, you may reinvest some or all of the proceeds in shares of the same fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares. All accounts involved must have the same registration.

The following reinstatement privilege applies to shares that you purchased prior to April 1, 2009. This reinstatement privilege will remain in effect until and must be exercised no later than the close of business on September 25, 2009 for any shares purchased on or before March 31, 2009. This reinstatement privilege will not be available after September 25, 2009. If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

Waivers For Certain Investors Class A shares may be offered without front-end sales charges to the following individuals and institutions:

•	selling broker dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section),
•	financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,
•

current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

•	welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,
•

participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

•

one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months),

•	college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code (“529 Plan”), and.
•	adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

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In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

Information about sales charges and sales charge waivers are available, free of charge, on the funds' website www.hartfordinvestor.com.

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DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each Hartford fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

Distribution Plans

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund’s average daily net assets attributable to Class A shares. However, the Companies’ Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund’s average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and

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0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company’s shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO’s expenditures. Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

With respect to the Money Market Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

Commissions and Rule 12b-1 Payments HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell shares of the funds. HIFSCO pays

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commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services (“Servicing Intermediaries”).

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

Additional Compensation Payments to Financial Intermediaries HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds’ shares (“Additional Payments”). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, and/or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.22% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2008, HIFSCO and its affiliates incurred approximately $39.5 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

•

Payments for placement of funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a “preferred list”;

•	“Due diligence” payments for a Financial Intermediary’s examination of the funds and payments for providing extra employee training and information relating to the funds;
•	“Marketing support fees” for providing assistance in promoting the sale of fund shares;
•	Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;
•	Provision of educational programs, including information and related support materials;
•	Hardware and software; and
•	Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2009, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2008 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Associated Securities, Banc of America Investment Svcs., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Centaurus Financial Inc., Charles Schwab & Co., Inc., Citigroup Global

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Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Inter-Securities Incorporated, Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

Servicing Compensation to Servicing Intermediaries HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, HIFSCO incurred approximately $850,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $565,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $19 per account.

As of January 1, 2009, HIFSCO has entered into arrangements to pay Servicing Compensation to: 401k ASP, Inc.; The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Trust Company; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR

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Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2009, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company, A.G. Edwards & Sons, Inc; Charles Schwab & Co Inc; D.A. Davidson & Co; Davenport & Company LLC; First Clearing LLC; J.J.B. Hilliard W.L Lyons LLC; Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; Primevest Financial Services Inc; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc, Wells Fargo Investments LLC, Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch Pierce Fenner & Smith. Other Servicing Intermediaries may be paid by HASCO in the future.

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HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

Opening an Account

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

•	non-retirement accounts: $1,000 per fund.
•	retirement accounts: $1,000 per fund.
•	Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.
•	subsequent investments: $50 per fund.
•	529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and current or retired officers, directors, trustees and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agent’s discretion.

3. Complete the appropriate parts of the account application including any privileges for reduced sales charges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial

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representative or plan administrator. If you hold shares directly with the fund, please call the transfer agent at the number shown at the bottom of Buying Shares and Selling Shares on the next pages.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.

Please note: Effective July 1, 2007, Class A shares and Class B shares are no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional).

Class B and Class C Shares Purchase Limits

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a Letter of Intent or Rights of Accumulation will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

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Buying Shares

On The Web

To access your account(s)

•  Visit www.hartfordinvestor.com

•  Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

To purchase The Hartford Mutual Fund shares directly from your bank account

•  To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank Instructions function.

•  Once bank instructions have been established, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the fund you want to purchase into.

•  Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

To purchase shares via an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

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On The Phone

To purchase The Hartford Mutual Fund shares directly from your bank account

•  Verify that your bank/credit union is a member of the Automated Clearing House (ACH) system.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

•  Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

To purchase The Hartford Mutual Fund shares via an exchange from an existing Hartford Mutual Fund

•  Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

In Writing: with Check

•  Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”

•  Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.

•  Deliver the check and your investment slip, or note, to the address listed below.

The Hartford Mutual Funds P.O. Box 9140 Minneapolis, MN 55480-9140

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By Exchange
• Write a letter of instruction indicating the fund names, share class, account number, the name(s) in which the accounts are registered, and your signature.
• Deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.
The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 651-738-5534
• Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
By Wire

•  Instruct your bank to wire the amount of your investment to:

US Bank National Association
9633 Lyndale Ave S
Bloomington, MN 55420-4270

ABA #091000022

credit account no: 1-702-2514-1341

The Hartford Mutual Funds Purchase Account
For further credit to: (Your name)
Hartford Mutual Funds Account Number:
(Your account number)

•     Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Selling Shares

On the Web

To access your accounts

•     Visit www.hartfordinvestor.com

•     Select Mutual Funds on the menu bar

•     Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link.

•     Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

To redeem shares directly to your bank account or as a check mailed to your address of record

•  Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the fund you want to redeem from.

•  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.

•  Follow the instructions on the Redeem Request pages to complete and submit the request

To redeem shares as an exchange from an existing Hartford Mutual Fund

•  Click on “View Account Details” for the appropriate account. Select “Exchange” from the “Select Action” menu, next to the fund you want to exchange from.

•  Follow the instructions on the Exchange Request pages to complete and submit the request.

•  Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

By Electronic Funds Transfer (EFT) or Wire

•  Fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.

•  EFT transactions may be sent for amounts of $50 - $50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.

• Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

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By Letter

In certain circumstances, you will need to make your request to sell shares in writing. Requirements for the written requests are shown below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.

• Write a letter of instruction or complete a power of attorney indicating:
• Fund name
• Account number
• Share class
• The name(s) in which the account is registered
• Date of birth
• Residential address
• Daytime phone number
• Social Security number
• Dollar value or the number of shares you wish to sell
• Include all authorized signatures and any additional documents that may be required (see below).
• Obtain a Medallion signature guarantee* if:
• You are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days
• You are selling more than $50,000 worth of shares during any 7 day period
• You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
• Mail the materials to the address below or to your plan administrator.

*   Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

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Additional document requirements for written requests:
IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
• Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
• Indicate the amount of income tax withholding to be applied to your distribution.
403(b)
• 403(b) Distribution Request Form
Owners of Corporate or Association Accounts:
• Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
Owners Or Trustees Of Trust Accounts:
• Signatures of the trustee(s)
• Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
Administrators, Conservators, Guardians, and Other Sellers or in Situations of Divorce or Death
• Call 1-888-843-7824 for instructions
By Phone

•  Certain types of accounts may be redeemed by telephone. This is limited to non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older. For circumstances in which you    need to request to sell shares in writing, see “Selling Shares by Letter.”

•  Restricted to sales of up to $50,000 per shareowner during any 7-day period.

• Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.

•  To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.

•  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.

• For automated service 24 hours a day using your touch-tone phone, call the number below.

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By Exchange
• Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative or the transfer agent at the number below.
• Call your financial representative or the transfer agent to request an exchange, or fax a letter of instruction to 651-738-5534.
Note: The minimum amount when exchanging into a new fund is $1,000 per fund.
Checkwriting - Applies to Money Market Fund Class A Shares Only

•  Fill out the “Class A Money Fund Checkwriting Signature Card” section of your new account application.

•  Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.

• Write a check for any amount over $100 and sign each check as designated on the signature card.
• You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
• You may not write a check for the entire value of your account or close your account by writing a check.
• If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
• Checks cleared and/or verified electronically will not be accepted.
To sell shares through a systematic withdrawal plan, see “Additional Investor Services” under Transaction Policies.
Address: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387	Phone Number:1-888-THE-STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

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Valuation of Shares

The net asset value per share (NAV) is determined for each Hartford fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the Funds (references to “Funds” in this section may relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the funds. The value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with

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procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the funds in “good order.” This means that your request must include:

•	Name, date of birth, residential address, and social security number.
•	The fund name, share class and account number.
•	The amount of the transaction (in dollars or shares).
•	Signatures of all owners exactly as registered on the account (for mail requests).
•	Medallion signature guarantee or Signature Validation Program stamp (if required).
•	Any supporting legal documentation that may be required.

Telephone Transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

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Exchanges

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund if such share class is available. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

Frequent Purchases and Redemptions of Fund Shares

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund’s shareholder can disrupt the management of the fund, negatively affect the fund’s performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds’ policy is to discourage investors from trading in a fund’s shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor’s trading history in any of the funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the funds to permit only two “substantive round trips” by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first

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violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds’ policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds’ procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds’ policy as determined by the Frequent Trading Review Committee (comprised of the funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds’ will be better able to apply their frequent trading policies to omnibus accounts. Nonetheless, the funds’ ability to identify and deter frequent purchases and redemptions of a fund’s shares through omnibus accounts is limited, and the funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds’ shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders’ interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful

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excessive trading in fund shares. For additional information concerning the funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and therefore share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities rather than cash. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining the fund’s net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the applicable fund during any 90 day period for any one account.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Additional Investor Services

Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

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•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.
•	If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.
•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

•

Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

•	Determine the Schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

•	Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.
•	Be sure that the amount is for $50 or more per fund.
•	Be sure that the accounts involved have identical registrations.

Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

•	Fill out the relevant portion of the account application.
•	Be sure that the accounts involved have identical registrations.

Retirement Plans The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Duplicate Copies Of Materials To Households Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds’ records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

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Account Statements

In general, you will receive account statements as follows:

•	after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances
•	after any changes of name or address of the registered owner(s)
•	in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

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FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually.

Dividends from the net investment income of the following funds are declared and paid quarterly:

• Advisers Fund	• Equity Income Fund
• Balanced Income Fund	• Balanced Allocation Fund
• Checks and Balances Fund	• Conservative Allocation Fund
• Dividend and Growth Fund

Dividends from the net investment income of the following fund is declared and paid monthly:

• Income Allocation Fund

Dividends from net investment income of the following funds are declared daily and paid monthly:

• Floating Rate Fund	• Short Duration Fund
• High Yield Fund	• Strategic Income Fund
• High Yield Municipal Bond Fund	• Tax-Free California Fund
• Income Fund	• Tax-Free National Fund
• Inflation Plus Fund	• Total Return Bond Fund
• Money Market Fund	• U.S. Government Securities Fund

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, each fund’s Board of Directors has delegated authority to the Fund Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, the fund may

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distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund’s ordinary income or short-term capital gains. Distributions paid from an Underlying Fund’s long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at a loss within 60 days of receiving a long-term capital gain distribution from the fund.

Additional Information

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are note subject to withholding for foreign shareholders.

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Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford High Yield Fund
For the Year Ended October 31, 2008(g)
Class A	$7.92	$0.58	$—	$(2.40)	$(1.82)	$(0.58)	$—	$—	$(0.58)	$(2.40)	$5.52	(24.40)%	$117,343	1.30%	1.15%	1.15%	8.07%	111%
Class B	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51	(25.00)	17,838	2.13	1.87	1.87	7.34	—
Class C	7.91	0.53	—	(2.41)	(1.88)	(0.52)	—	—	(0.52)	(2.40)	5.51	(25.01)	21,634	1.97	1.90	1.90	7.30	—
For the Year Ended October 31, 2007
Class A	7.93	0.58	—	(0.01)	0.57	(0.58)	—	—	(0.58)	(0.01)	7.92	7.36	171,505	1.36	1.15	1.15	7.26	145
Class B	7.92	0.52	—	(0.01)	0.51	(0.52)	—	—	(0.52)	(0.01)	7.91	6.56	31,591	2.17	1.90	1.90	6.51	—
Class C	7.92	0.53	—	(0.01)	0.52	(0.53)	—	—	(0.53)	(0.01)	7.91	6.63	35,066	2.03	1.83	1.83	6.58	—
For the Year Ended October 31, 2006
Class A	7.76	0.54	—	0.18	0.72	(0.55)	—	—	(0.55)	0.17	7.93	9.57	190,479	1.36	1.20	1.20	6.87	147
Class B	7.74	0.48	—	0.19	0.67	(0.49)	—	—	(0.49)	0.18	7.92	8.90	37,189	2.17	1.95	1.95	6.10	—
Class C	7.75	0.49	—	0.17	0.66	(0.49)	—	—	(0.49)	0.17	7.92	8.84	39,991	2.04	1.89	1.89	6.15	—
For the Year Ended October 31, 2005
Class A	8.18	0.48	—	(0.40)	0.08	(0.50)	—	—	(0.50)	(0.42)	7.76	0.97	188,599	1.33	1.33	1.33	5.86	113
Class B	8.17	0.42	—	(0.41)	0.01	(0.44)	—	—	(0.44)	(0.43)	7.74	0.08	47,071	2.12	2.10	2.10	5.09	—
Class C	8.17	0.42	—	(0.39)	0.03	(0.45)	—	—	(0.45)	(0.42)	7.75	0.30	50,945	2.00	2.00	2.00	5.18	—
For the Year Ended October 31, 2004(g)
Class A	7.94	0.48	—	0.23	0.71	(0.47)	—	—	(0.47)	0.24	8.18	9.26(h)	247,364	1.35	1.35	1.35	6.03	86
Class B	7.93	0.43	—	0.22	0.65	(0.41)	—	—	(0.41)	0.24	8.17	8.45(h)	63,972	2.07	2.07	2.07	5.32	—
Class C	7.93	0.43	0.01	0.22	0.66	(0.42)	—	—	(0.42)	0.24	8.17	8.54(h)	71,673	1.98	1.98	1.98	5.40	—
The Hartford Income Fund
For the Year Ended October 31, 2008
Class A	10.14	0.54	—	(1.87)	(1.33)	(0.53)	—	—	(0.53)	(1.86)	8.28	(13.71)	81,569	1.02	0.95	0.95	5.53	177
Class B	10.14	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.28	(14.36)	7,779	1.91	1.70	1.70	4.79	—
Class C	10.16	0.47	—	(1.87)	(1.40)	(0.46)	—	—	(0.46)	(1.86)	8.30	(14.34)	13,007	1.76	1.70	1.70	4.79	—
For the Year Ended October 31, 2007
Class A	10.33	0.57	—	(0.19)	0.38	(0.57)	—	—	(0.57)	(0.19)	10.14	3.77	98,047	1.08	0.95	0.95	5.72	147
Class B	10.33	0.50	—	(0.20)	0.30	(0.49)	—	—	(0.49)	(0.19)	10.14	3.00	9,837	1.95	1.70	1.70	4.92	—
Class C	10.35	0.50	—	(0.19)	0.31	(0.50)	—	—	(0.50)	(0.19)	10.16	3.01	14,263	1.82	1.70	1.70	4.92	—
For the Year Ended October 31, 2006
Class A	10.24	0.54	—	0.08	0.62	(0.53)	—	—	(0.53)	0.09	10.33	6.24	37,168	1.21	0.95	0.95	5.35	175
Class B	10.24	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.33	5.45	7,224	2.06	1.70	1.70	4.60	—
Class C	10.26	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.35	5.44	8,101	1.96	1.70	1.70	4.61	—
For the Year Ended October 31, 2005
Class A	10.72	0.51	—	(0.44)	0.07	(0.51)	(0.04)	—	(0.55)	(0.48)	10.24	0.70	28,942	1.20	0.95	0.95	4.80	188
Class B	10.72	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.24	(0.04)	5,973	2.06	1.70	1.70	4.05	—
Class C	10.74	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.26	(0.03)	5,142	1.96	1.70	1.70	4.05	—
For the Year Ended October 31, 2004
Class A	10.53	0.48	—	0.22	0.70	(0.51)	—	—	(0.51)	0.19	10.72	6.85	29,580	1.14	1.00	1.00	4.60	167
Class B	10.53	0.42	—	0.21	0.63	(0.44)	—	—	(0.44)	0.19	10.72	6.10	5,541	1.95	1.70	1.70	3.90	—
Class C	10.55	0.41	—	0.22	0.63	(0.44)	—	—	(0.44)	0.19	10.74	6.09	5,562	1.88	1.70	1.70	3.90	—

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	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2008
Class A	$10.66	$0.60	$—	$(0.87)	$(0.27)	$(0.61)	$—	$—	$(0.61)	$(0.88)	$9.78	(3.08)%	$307,863	1.01%	0.91%	0.85%	5.60%	437%
Class B	10.64	0.53	—	(0.88)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.76	(3.81)	75,789	1.80	1.66	1.60	4.82	—
Class C	10.63	0.52	—	(0.87)	(0.35)	(0.53)	—	—	(0.53)	(0.88)	9.75	(3.82)	241,305	1.75	1.66	1.60	4.86	—
For the Year Ended October 31, 2007
Class A	10.44	0.39	—	0.21	0.60	(0.38)	—	—	(0.38)	0.22	10.66	5.86	184,558	1.22	1.03	0.85	3.09	608
Class B	10.45	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.64	5.05	68,593	2.01	1.78	1.60	2.51	—
Class C	10.44	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.63	5.05	159,067	1.97	1.78	1.60	2.31	—
For the Year Ended October 31, 2006
Class A	10.67	0.49	—	(0.26)	0.23	(0.43)	(0.03)	—	(0.46)	(0.23)	10.44	2.29	282,362	1.02	0.95	0.95	4.50	193
Class B	10.68	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.45	1.51	92,340	1.82	1.70	1.70	3.76	—
Class C	10.67	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.44	1.51	247,091	1.78	1.70	1.70	3.72	—
For the Year Ended October 31, 2005
Class A	10.95	0.41	—	(0.18)	0.23	(0.42)	(0.09)	—	(0.51)	(0.28)	10.67	2.10	414,778	1.00	0.95	0.95	3.88	71
Class B	10.96	0.33	—	(0.18)	0.15	(0.34)	(0.09)	—	(0.43)	(0.28)	10.68	1.33	119,302	1.81	1.70	1.70	3.09	—
Class C	10.96	0.33	—	(0.19)	0.14	(0.34)	(0.09)	—	(0.43)	(0.29)	10.67	1.24	373,750	1.76	1.70	1.70	3.12	—
For the Year Ended October 31, 2004
Class A	10.63	0.30	—	0.37	0.67	(0.31)	(0.04)	—	(0.35)	0.32	10.95	6.39	313,961	1.04	1.00	1.00	3.04	81
Class B	10.64	0.22	—	0.37	0.59	(0.23)	(0.04)	—	(0.27)	0.32	10.96	5.65	107,964	1.81	1.70	1.70	2.21	—
Class C	10.63	0.23	—	0.37	0.60	(0.23)	(0.04)	—	(0.27)	0.33	10.96	5.74	319,990	1.76	1.70	1.70	2.33	—
The Hartford Strategic Income Fund
For the Year Ended October 31, 2008
Class A	9.75	0.65	—	(2.39)	(1.74)	(0.66)	—	—	(0.66)	(2.40)	7.35	(19.02)	79,242	0.97	0.61	0.61	7.14	132
Class B	9.75	0.58	—	(2.40)	(1.82)	(0.58)	—	—	(0.58)	(2.40)	7.35	(19.66)	6,308	1.81	1.45	1.45	6.33	—
Class C	9.76	0.59	—	(2.40)	(1.81)	(0.59)	—	—	(0.59)	(2.40)	7.36	(19.62)	67,863	1.75	1.38	1.38	6.40	—
From (date shares became available to public) May 31, 2007, through October 31, 2007(i)
Class A	9.90	0.29	—	(0.14)	0.15	(0.30)	—	—	(0.30)	(0.15)	9.75	1.53(f)	42,949	1.01(e)	0.46(e)	0.46(e)	7.15(e)	40
Class B	9.90	0.26	—	(0.15)	0.11	(0.26)	—	—	(0.26)	(0.15)	9.75	1.21(f)	2,644	1.80(e)	1.25(e)	1.25(e)	6.42(e)	—
Class C	9.90	0.27	—	(0.15)	0.12	(0.26)	—	—	(0.26)	(0.14)	9.76	1.31(f)	17,275	1.81(e)	1.26(e)	1.26(e)	6.47(e)	—

92

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2008
Class A	$10.52	$0.49	$—	$(1.29)	$(0.80)	$(0.52)	$—	$—	$(0.52)	$(1.32)	$9.20	(7.99)%	$650,149	1.02%	1.00%	1.00%	4.76%	184%
Class B	10.47	0.42	—	(1.29)	(0.87)	(0.45)	—	—	(0.45)	(1.32)	9.15	(8.68)	73,557	1.93	1.71	1.71	4.05	—
Class C	10.54	0.42	—	(1.30)	(0.88)	(0.44)	—	—	(0.44)	(1.32)	9.22	(8.66)	87,277	1.74	1.74	1.74	4.01	—
For the Year Ended October 31, 2007
Class A	10.59	0.49	—	(0.06)	0.43	(0.50)	—	—	(0.50)	(0.07)	10.52	4.11	601,301	1.07	1.00	1.00	4.71	268
Class B	10.54	0.41	—	(0.06)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.47	3.36	82,376	1.96	1.75	1.75	3.95	—
Class C	10.61	0.42	—	(0.07)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.54	3.33	84,793	1.78	1.75	1.75	3.95	—
For the Year Ended October 31, 2006
Class A	10.62	0.41	—	0.04	0.45	(0.42)	(0.06)	—	(0.48)	(0.03)	10.59	4.35	432,703	1.20	1.20	1.20	3.98	456
Class B	10.57	0.33	—	0.04	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.54	3.56	79,506	2.02	1.95	1.95	3.20	—
Class C	10.64	0.34	—	0.03	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.61	3.63	75,194	1.87	1.87	1.87	3.29	—
For the Year Ended October 31, 2005
Class A	10.95	0.35	—	(0.24)	0.11	(0.40)	(0.04)	—	(0.44)	(0.33)	10.62	1.00	311,557	1.24	1.20	1.20	3.24	195
Class B	10.90	0.27	—	(0.24)	0.03	(0.32)	(0.04)	—	(0.36)	(0.33)	10.57	0.25	81,028	2.00	1.95	1.95	2.49	—
Class C	10.97	0.29	—	(0.25)	0.04	(0.33)	(0.04)	—	(0.37)	(0.33)	10.64	0.34	74,039	1.87	1.87	1.87	2.56	—
For the Year Ended October 31, 2004
Class A	11.14	0.32	—	0.21	0.53	(0.35)	(0.37)	—	(0.72)	(0.19)	10.95	5.10(h)	298,903	1.27	1.25	1.25	2.98	171
Class B	11.09	0.24	—	0.22	0.46	(0.28)	(0.37)	—	(0.65)	(0.19)	10.90	4.37(h)	91,861	1.97	1.95	1.95	2.28	—
Class C	11.12	0.26	0.01	0.23	0.50	(0.28)	(0.37)	—	(0.65)	(0.15)	10.97	4.76(h)	89,504	1.86	1.86	1.86	2.37	—
The Hartford U.S. Government Securities Fund
For the Year Ended October 31, 2008(g)
Class A	9.06	0.40	—	(0.28)	0.12	(0.41)	—	—	(0.41)	(0.29)	8.77	1.31	100,574	1.09	1.00	1.00	4.50	36
Class B	9.02	0.34	—	(0.29)	0.05	(0.35)	—	—	(0.35)	(0.30)	8.72	0.55	19,084	2.01	1.68	1.68	3.84	—
Class C	9.02	0.33	—	(0.28)	0.05	(0.35)	—	—	(0.35)	(0.30)	8.72	0.45	41,624	1.77	1.75	1.75	3.73	—
For the Year Ended October 31, 2007
Class A	9.23	0.44	—	(0.17)	0.27	(0.44)	—	—	(0.44)	(0.17)	9.06	3.00	54,414	1.20	1.00	1.00	4.85	68
Class B	9.18	0.38	—	(0.17)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.38	13,837	2.07	1.71	1.71	4.14	—
Class C	9.18	0.37	—	(0.16)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.35	14,488	1.87	1.75	1.75	4.10	—
For the Year Ended October 31, 2006(g)
Class A	9.32	0.42	—	(0.08)	0.34	(0.43)	—	—	(0.43)	(0.09)	9.23	3.77	45,851	1.39	1.15	1.15	4.60	158
Class B	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01	17,011	2.20	1.91	1.91	3.84	—
Class C	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01	9,698	2.08	1.90	1.90	3.86	—
For the Year Ended October 31, 2005
Class A	9.65	0.40	—	(0.32)	0.08	(0.41)	—	—	(0.41)	(0.33)	9.32	0.79	47,252	1.38	1.15	1.15	4.17	108
Class B	9.62	0.32	—	(0.34)	(0.02)	(0.33)	—	—	(0.33)	(0.35)	9.27	(0.17)	21,268	2.17	1.90	1.90	3.41	—
Class C	9.61	0.32	—	(0.33)	(0.01)	(0.33)	—	—	(0.33)	(0.34)	9.27	(0.07)	9,631	2.05	1.90	1.90	3.41	—
For the Year Ended October 31, 2004
Class A	9.67	0.40	—	(0.01)	0.39	(0.41)	—	—	(0.41)	(0.02)	9.65	4.08	53,401	1.38	1.20	1.20	4.09	110
Class B	9.64	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.62	3.37	26,218	2.11	1.90	1.90	3.39	—
Class C	9.63	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.61	3.37	13,926	2.00	1.90	1.90	3.38	—

_____________

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See page 95 for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Per share amounts have been calculated using average shares outstanding method.
(h)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 96.
(i)	Information presented below represents the calculation of financial highlights from the commencement of Fund operations.

93

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses Not Subject to Cap (d)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses Not Subject to Cap (d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
The Hartford Strategic Income Fund
From (commencement of operations) May 15, 2007, through October 31, 2007
Class A	$10.00	$0.31	$—	$(0.26)	$0.05	$(0.30)	$—	$—	$(0.30)	$(0.25)	$9.75	0.52%(f)	$42,949	0.97%(e)	0.44%(e)	0.44%(e)	7.16%(e)	42%
Class B	10.00	0.27	—	(0.26)	0.01	(0.26)	—	—	(0.26)	(0.25)	9.75	0.20(f)	2,644	1.73(e)	1.21(e)	1.21(e)	6.45(e)	—
Class C	10.00	0.27	—	(0.25)	0.02	(0.26)	—	—	(0.26)	(0.24)	9.76	0.30(f)	17,275	1.78(e)	1.24(e)	1.25(e)	6.48(e)	—

94

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended October 31, 2008	Year ended October 31, 2007		Year ended October 31, 2006	Year ended October 31, 2005	Year ended October 31, 2004
High Yield Fund
Class A Shares	1.15%	1.15%		1.20%	1.33%	1.35%
Class B Shares	1.87%	1.90%		1.94%	2.10%	2.07%
Class C Shares	1.90%	1.83%		1.89%	2.00%	1.98%
Income Fund
Class A Shares	0.95%	0.95%		0.95%	0.95%	1.00%
Class B Shares	1.70%	1.70%		1.70%	1.70%	1.70%
Class C Shares	1.70%	1.70%		1.70%	1.70%	1.70%
Inflation Plus Fund
Class A Shares	0.85%	0.85%		0.95%	0.95%	1.00%
Class B Shares	1.60%	1.60%		1.70%	1.70%	1.70%
Class C Shares	1.60%	1.60%		1.70%	1.70%	1.70%
Strategic Income Fund
Class A Shares	0.61%	0.46%	(a)
Class B Shares	1.45%	1.25%	(a)
Class C Shares	1.38%	1.26%	(a)
Total Return Bond Fund
Class A Shares	1.00%	1.00%		1.19%	1.20%	1.25%
Class B Shares	1.70%	1.75%		1.95%	1.95%	1.95%
Class C Shares	1.74%	1.75%		1.86%	1.87%	1.86%
U.S. Government Securities Fund
Class A Shares	1.00%	1.00%		1.15%	1.15%	1.20%
Class B Shares	1.68%	1.71%		1.90%	1.90%	1.90%
Class C Shares	1.75%	1.75%		1.90%	1.90%	1.90%
(a) From May 15, 2007(commencement of operations), through October 31, 2007.

95

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for Transfer Agent Allocation Methodology Reimbursements for the Year Ended October 31, 2004	Total Return Excluding Payments from Affiliate for the Year Ended October 31, 2004

High Yield Class A	0.01%	9.25%
High Yield Class B	—	8.45%
High Yield Class C	0.10%	8.44%
Total Return Bond Fund Class A	0.02%	5.08%
Total Return Bond Fund Class B	0.02%	4.35%
Total Return Bond Fund Class C	0.19%	4.57%

96

FUND CODE, CUSIP NUMBER AND SYMBOL

FUND NAME	CLASS SHARES	FUND CODE	CUSIP NUMBER	SYMBOL
The Hartford High Yield Fund	A	316	416645489	HAHAX
The Hartford High Yield Fund	B	202	416645471	HAHBX
The Hartford High Yield Fund	C	203	416645463	HAHCX
The Hartford Income Fund	A	1638	416646248	HTIAX
The Hartford Income Fund	B	1639	416646230	HTIBX
The Hartford Income Fund	C	1640	416646222	HTICX
The Hartford Inflation Plus Fund	A	1646	416646156	HIPAX
The Hartford Inflation Plus Fund	B	1647	416646149	HIPBX
The Hartford Inflation Plus Fund	C	1648	416646131	HIPCX
The Hartford Strategic Income Fund	A	1598	41664L666	HSNAX
The Hartford Strategic Income Fund	B	1599	41664L658	HSNBX
The Hartford Strategic Income Fund	C	1600	41664L641	HSNCX
The Hartford Total Return Bond Fund	A	217	416645778	ITBAX
The Hartford Total Return Bond Fund	B	218	416645760	ITBBX
The Hartford Total Return Bond Fund	C	254	416645570	HABCX
The Hartford U.S. Government Securities Fund	A	1634	416529410	HUSAX
The Hartford U.S. Government Securities Fund	B	1635	416529394	HUSBX
The Hartford U.S. Government Securities Fund	C	1636	416529386	HUSCX

97

FOR MORE INFORMATION

Two documents are available that offer further information on The Hartford Mutual Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

(For overnight mail)

The Hartford Mutual Funds

500 Bielenberg Drive

Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordinvestor.com

98

See File Numbers:

The Hartford Mutual Funds, Inc. 811-07589

The Hartford Mutual Funds II, Inc. 811-00558

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.